[PIONEER LOGO]

PIONEER
VARIABLE
CONTRACTS
TRUST

Emerging Markets Portfolio
Europe Portfolio
International Growth Portfolio
Capital Growth Portfolio
Growth Shares Portfolio
Real Estate Growth Portfolio
Growth and Income Portfolio
Equity-Income Portfolio
Balanced Portfolio
Strategic Income Portfolio
Swiss Franc Bond Portfolio
American Income Portfolio
Money Market Portfolio

    ANNUAL REPORT
December 31, 1999

                                               PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Emerging Markets Portfolio
 Portfolio and Performance Update              2
 Portfolio Management Discussion               3

Europe Portfolio
 Portfolio and Performance Update              4
 Portfolio Management Discussion               5

International Growth Portfolio
 Portfolio and Performance Update              6
 Portfolio Management Discussion               7

Capital Growth Portfolio
 Portfolio and Performance Update              8
 Portfolio Management Discussion               9

Growth Shares Portfolio
 Portfolio and Performance Update             10
 Portfolio Management Discussion              11

Real Estate Growth Portfolio
 Portfolio and Performance Update             12
 Portfolio Management Discussion              13

Growth and Income Portfolio
 Portfolio and Performance Update             14
 Portfolio Management Discussion              15

Equity-Income Portfolio
 Portfolio and Performance Update             16
 Portfolio Management Discussion              17

Balanced Portfolio
 Portfolio and Performance Update             18
 Portfolio Management Discussion              19

Strategic Income Portfolio
 Portfolio and Performance Update             20
 Portfolio Management Discussion              21

Swiss Franc Bond Portfolio
 Portfolio and Performance Update             22
 Portfolio Management Discussion              23

America Income Portfolio
 Portfolio and Performance Update             24
 Portfolio Management Discussion              25

Money Market Portfolio
 Portfolio Management Discussion              26

Schedules of Investments
 Emerging Markets Portfolio                   27
 Europe Portfolio                             31
 International Growth Portfolio               34
 Capital Growth Portfolio                     37
 Growth Shares Portfolio                      40
 Real Estate Growth Portfolio                 41
 Growth and Income Portfolio                  42
 Equity-Income Portfolio                      45
 Balanced Portfolio                           48
 Strategic Income Portfolio                   52
 Swiss Franc Bond Portfolio                   55
 America Income Portfolio                     57
 Money Market Portfolio                       58
Financial Statements                          59
Notes to Financial Statements                 76
Report of Independent Public Accountants      83

                                               PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/99
--------------------------------------------------------------------------------

Dear Contract Owner,

In an ever-changing investment environment, it can sometimes be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by shouting - "Top 10 stocks for the year 2000" - sending many investors scrambling to adjust their holdings. But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

We know it's challenging to digest all this information. But no one can know with absolute certainty which stocks or bonds will have good performance. It is important to keep sight of your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend may not help you reach your financial goals. We think a well-reasoned investment plan will.

The first few months of the year are a practical time to take a step back to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can satisfy your long-term investment needs.


Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Respectfully,

/s/ John F. Cogan, Jr.
----------------------

John F. Cogan, Jr.
Chairman and President

Emerging Markets Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[PIE CHART]

International Common Stocks 66.9%

Depositary Receipts for International Stocks 29.6%

U.S. Common Stocks 1.9%

International Preferred Stocks 1.1%

Warrants/Rights 0.5%

[END PIE CHART]

Geographic Distribution
(As a percentage of equity holdings)

[PIE CHART]

Asia 60%

Latin America 20%

Israel 9%

Europe 6%

Africa 4%

Other 1%

[END PIE CHART]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

  1. Cheil Jedang Corp.                            2.46%
  2. Globo Cabo SA (A.D.R.)                        2.42
  3. Embratel Participacoes (A.D.R.)               2.08
  4. Telefonos de Mexico SA (L Shares) (A.D.R.)    2.02
  5. Grupo Radio Centro SA de CV (A.D.R.)          1.73

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share    $18.75     $10.49
Accumulation Unit Value        1.8444     1.0465

Distributions per Share  Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)    Dividends   Capital Gains   Capital Gains
                         $ -         $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Emerging Markets Portfolio at net asset value, compared to the growth of MSCI Emerging Markets Free Index.

[PLOT POINTS FOR LINE CHART]

         MSCI Emerging        Emerging Markets
         Markets Free         Portfolio*
         Index
10/98    10000                10000
         10832                10510
12/98    10675                10490
         10503                10170
         10605                10050
3/99     12003                10990
         13487                12550
         13409                12620
6/99     14931                14120
         14525                13610
         14657                12820
9/99     14162                12330
         14463                13460
         15761                15530
12/99    17766                18750

[END PLOT POINTS]

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Average Annual
Total Returns

-----------------------
  Net Asset Value*
-----------------------

Period
Life-of-Portfolio   71.13%
(10/30/98)
1 Year              78.74%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

2 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Emerging Markets Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

Successful investing doesn't come easily. It requires diligent research, discipline and the patience to allow investments to achieve their full potential in the face of market fluctuations. For the 12 months ending December 31, 1999, emerging markets proved worth the wait. In the following discussion, portfolio manager Mark H. Madden explains the factors that influenced Emerging Markets Portfolio's performance over the past year.

Q: How did the rally in emerging markets impact the Portfolio?

A: The Portfolio had a very successful year. For the 12 months ending December
   31, 1999, the Portfolio generated an impressive total return of 78.74%, at net asset value. In comparison, the 22 variable annuity emerging markets portfolios tracked by Lipper, Inc. had an average return of 71.27%. (Lipper is an independent firm that tracks annuity portfolio performance.) The Portfolio also surpassed its benchmark, the MSCI Emerging Markets Free Index, which rose 66.41% for the same period.

Q: To what do you attribute the Portfolio's strong performance?

A: We selectively invested in stocks that we believe are taking advantage of three major themes driving emerging markets: 1) economic recovery following the 1997-98 crisis; 2) the information technology revolution; and 3) outsourcing of products and services by developed market enterprises to emerging market corporations.

   Our country selection also contributed to performance, given the Portfolio's strong presence in top performing countries such as South Korea, India, Israel and Mexico. We maintained underweighted positions in poorer performing markets in South Africa and South America.

Q: Why did the Portfolio emphasize technology, telecommunications and media companies?

A: These companies provide a means for the Portfolio to participate in the information technology revolution that is just beginning in emerging markets. We focused the Portfolio on companies involved in building telecommunication infrastructure and services. Portfolio holding Check Point Software Technologies (Israel) provides internet security for large corporations. NIIT (India) is active globally in information technology education, training and software consulting services.

   Our decision to invest in cellular communications proved to be an effective way to take advantage of the explosive growth of the telecommunications sector. We have high hopes for SK Telecom (Korea) and Grupo Iusacell (Mexico), both of which control significant market share in their respective countries.

Q: Is the corporate trend toward outsourcing significant for emerging markets?

A: We think so, and it's one for which the Portfolio is well positioned.
   Multinational companies in the United States, Europe and Japan are contracting with companies in developing countries to produce a wide range of hardware for them -- from cellular handsets to shoes to software. Among the holdings that are capitalizing on this trend are L.G. Electronics (Korea), which manufactures much of the electronic hardware for the iMac PC and Datacraft Asia (Singapore), which has contracted with Cisco Systems to perform the assembly of its computer networks throughout Asia.

Q: What is your outlook?

A: We remain optimistic about the long-term prospects for economic growth, inflation and interest rates in the global emerging markets. Barring any negative economic surprises arising from the United States and other major developed countries, we believe that the economies of many emerging countries will continue to improve.

   The economic crises of 1997-98 served as a catalyst for change in many emerging markets. Governments of several developing countries implemented reforms, and many companies pursued restructuring initiatives to become more efficient and globally competitive. These initiatives should improve productivity and lead to long-term economic growth.

[SIDEBAR]

International investing may involve special risks, including differences in accounting and currency, as well as economic and politial instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduces its management fee and certain other expenses; otherwise, returns would have been lower.

[END SIDEBAR]

Europe Portfolio                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[PIE CHART]

International Common Stocks 92%

Depositary Receipts for International Stocks 4%

International Preferred Stocks 2%

U.S. Common Stocks 2%

[END PIE CHART]

Geographic Distribution
(As a percentage of equity holdings)

[PIE CHART]

United Kingdom 24%

France 19%

Germany 11%

Netherlands 9%

Switzerland 8%

Italy 7%

Spain 6%

Finland 6%

Sweden 4%

Other 6%

[END PIE CHART]

Five Largest Holdings
(As a percentage of equity holdings)

  1. Mannesman AG            3.37%
  2. Getronics NV            3.06
  3. British Telecom Plc     2.87
  4. Nokia AB                2.58
  5. Dassault Systemes SA    2.42

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share   $13.61     $10.60
Accumulation Unit Value       1.3396     1.0575

Distributions per Share  Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)    Dividends   Capital Gains   Capital Gains
                         $ -         $0.006          $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Europe Portfolio at net asset value, compared to the growth of MSCI Europe Index.

[PLOT POINTS FOR LINE CHART]

         Europe Portfolio*    MSCI Europe
10/98    10000                10000
         10150                10532
12/98    10600                10992
         10750                10922
         10260                10644
3/99     10220                10761
         10480                11081
         10180                10549
6/99     10426                10728
         10486                10827
         10576                10938
9/99     10566                10854
         10997                11253
         11787                11557
12/99    13618                12741

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Average Annual
Total Returns

------------------------------
  Net Asset Value*
------------------------------

Period
Life-of-Portfolio   30.21%
(10/30/98)
1 Year              28.47%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

4 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Europe Portfolio                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

Technology and competition are dramatically changing Europe's corporate landscape. Savvy new companies are emerging, while established businesses are adapting or merging with competitors to extend their market share. Europe Portfolio benefited from investments in many high-growth companies during 1999. In the following interview, portfolio manager Patrick M. Smith highlights the factors that influenced Portfolio performance.

Q: In recent months, demand for European stocks has been on the rise. What's been the impact on stock prices?

A: Very positive. Feeling considerably more upbeat about corporate prospects, Europeans are returning to the region's stock markets in force.

   For the 12 months ending December 31, 1999, the Portfolio generated a U.S. dollar-based total return of 28.47% at net asset value. The Morgan Stanley Capital International (MSCI) Europe Index lagged significantly with a return of 15.89%. Investments in undervalued, economically sensitive cyclical stocks (machinery, metals and mining) and energy stocks were among the best performers for the period - sectors your Portfolio has traditionally de-emphasized. Telecommunication stocks, which represented one of the Portfolio's largest sectors, also were big winners for the year.

Q: The pace of mergers and acquisitions has been brisk. Did it benefit the Portfolio?

A: Absolutely. The pace of merger and acquisition activity is the result of deregulation and corporations' efforts to maintain global competitiveness. Often, buying competitors is a quicker, cheaper way to gain market share. With its purchase of Mannesmann, Vodafone AirTouch (U.K.) will become the world's largest provider of wireless service. The oil industry is also seeing its share of mergers, albeit hostile at times, as producers join forces to achieve greater economies of scale. French-based Total Fina recently purchased Elf Aquitaine.

Q: Did higher interest rates weaken financial stocks?

A: Yes. In the aftermath of the Federal Reserve's June increase in short-term interest rates in the United States, investors sold stocks they perceived could be hurt by similar monetary action in Europe. In fact, the European Central Bank subsequently followed suit in October, when it raised the short-term rate by half a percentage point to 3.0%. Financial and insurance stocks were hit hardest. Even so, our conviction remains unchanged that these stocks could benefit from the longer-term trends of increased saving and investing. Money flows into the European markets have already boosted stock prices of asset managers Julius Baer Holding (Switzerland) and Mediolanum (Italy).

Q: What other types of companies did you find attractive?

A: Companies that allow Europe to participate in the rapid pace of technological progress. Technology is creating a new world economy and is widely credited with boosting growth and reducing inflation. High-tech companies are also propelling the growth of many information-dependent industries, including finance, media and retail.

   The internet, in particular, is producing new or more aggressive companies that offer the necessary equipment and services to build infrastructure. With their well constructed, sleek phones, telecommunications-equipment provider Nokia (Finland) is providing cellular access to the internet. Software industry giant SAP (Germany) is profiting from increased trade on the world wide web and e-business.

Q: Where do you see Europe in the global economy as it enters the 21st century?

A: Europe is on an exciting path. National efforts to comply with mandates established by the monetary union are creating a new breed of companies focused on greater efficiencies, profitability and shareholder accountability. The wave of cross-border mergers and acquisitions is also shaping Europe's future. We feel confident that your Portfolio is invested in cutting-edge companies that will help transform Europe into a dynamic economic bloc.

[SIDEBAR]

International investing may involve special risks, including differences in accounting and currency, as well as economic and politial instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduces its management fee and certain other expenses; otherwise, returns would have been lower.

[END SIDEBAR]

International Growth Portfolio                  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
  PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[PIE CHART]

International Common Stocks 89.8%

Short-Term Cash Equivalents 3.9%

Depositary Receipts for International Stocks 3.0%

International Preferred Stocks 1.6

U.S. Common Stocks 1.1%

Convertible Corporate Bond 0.6%

[END PIE CHART]

Geographic Distribution
(As a percentage of equity holdings)

[PIE CHART]

Europe 60%

Japan 25%

Asia 6%

Latin America 3%

Other 6%

[END PIE CHART]

Five Largest Holdings
(As a percentage of equity holdings)

  1. NTT Mobile Communication Network, Inc.    2.93%
  2. Softbank Corp.                            2.77
  3. Sony Corp.                                2.71
  4. Mannesman AG                              2.60
  5. Nokia AB                                  2.21

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share    $15.38     $10.79
Accumulation Unit Value        1.6434     1.1544

Distributions per Share  Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)    Dividends   Capital Gains   Capital Gains
                         $0.147      $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in International Growth Portfolio at net asset value, compared to the growth of MSCI EAFE Index.

[LINE CHART PLOT POINTS]

         International Growth    MSCI EAFE
         Portfolio*              Index
3/95     10000                   10000
         10360                   10073
         11051                   10494
12/95    11053                   10918
         11407                   11233
         11845                   11411
         11592                   11398
12/96    11998                   11579
         12515                   11398
         13888                   12877
         14125                   12786
12/97    12581                   11784
         14824                   13518
         12885                   13661
         10123                   11718
12/98    12163                   14137
         12028                   14333
         12983                   14697
         13622                   15343
12/99    17561                   17950

[END PLOT POINTS]

Index comparison begins 3/31/95. The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends, and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Average Annual
Total Returns

---------------------------------
  Net Asset Value*
---------------------------------

Period
Life-of-Portfolio   12.32%
(3/1/95)
1 Year              44.38%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

6 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

International Growth Portfolio                  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

A generally sound global economy is inspiring greater confidence throughout international markets. In the following interview, portfolio manager Pavlos M. Alexandrakis discusses the factors that influenced International Growth Portfolio's performance over the 12 months ending December 31, 1999.

Q: Was the rally in international markets widespread?

A: Very much so. From the Pacific Rim to Europe, stock markets made notable advances - helped in large part by technology and telecommunication stocks. The Portfolio was well positioned to benefit, given its broad country diversity and prudent stock picking. For the year ending December 31, 1999, the Portfolio generated a total return of 44.38%, at net asset value. The Portfolio's comparative benchmark, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index lagged significantly with a return of 26.96% for the same period.

Q: What accounts for the Portfolio's strong performance relative to its benchmark?

A: Our emphasis on stock-picking in the top-performing countries of Finland and Singapore and our decision to dramatically increase Japanese investments proved wise. Portfolio holding Nokia (Finland), a leader in wireless technology, climbed 70% for the year. In Singapore, we concentrated holdings in businesses implementing U.S.-style management techniques to improve returns on equity, including Development Bank of Singapore. Elsewhere in Asia's emerging markets, our limited but highly successful investments in blue-chip telecommunication stocks appreciated handsomely.

Q: Please comment on the Portfolio's current structure.

A: The Portfolio is structured as a core international fund to complement a well-diversified mix of U.S. investments. About 80% of your Portfolio's assets are invested in undervalued, high-quality companies that we expect will be the market leaders in their respective industries or countries for years to come. The remaining 20% of equity assets is invested a bit more opportunistically. Here, we are searching for companies that are trying to capitalize on specific lifestyle trends that may have a much shorter investment window. We also consider traditional value stocks in economically sensitive or cyclical industries. We buy these stocks early in their recovery cycle, when we think prices are bottoming, and sell when we think prices are peaking.

Q: Is the Portfolio capitalizing on corporate restructuring and deregulation worldwide?

A: Absolutely. Deregulation has unleashed a wave of mergers and acquisitions as corporations consolidate to maintain global competitiveness. This development plays well into our strategy of searching for undervalued companies. We think lower-profile banks in the United Kingdom offer compelling value and represent attractive take-over candidates, especially Barclays.

Q: Why do technology and telecommunication stocks represent a third of the Portfolio's assets?

A: While these sectors are susceptible to sharp swings in prices, we believe their significant influence on global economic growth is undeniable. Technology and telecommunication stocks were among the best performers for the year, and your Portfolio had its fair share of winners. The sectors are expensive, however, given their wide appeal. In-depth research is especially critical to identify the best values.

Q: What's in store for 2000?

A: Your Portfolio is well positioned to participate in the dynamic growth opportunities in international markets. As we enter 2000, we believe inflation is less of a threat than ever before - thanks in no small part to technology. Many foreign businesses are turning to U.S. companies to emulate their successful transition to an era of long-term growth. And, people all over the world are beginning to adopt an equity culture similar to what has been established here in the United States. Given the recent progress of international markets, it's not hard to imagine that the economic prosperity in the United States could be repeated abroad.

[SIDEBAR]

International investing may involve special risks, including differences in accounting and currency, as well as economic and politial instability.

[END SIDEBAR]

Capital Growth Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of investment portfolio)

[PIE CHART]

U.S. Common Stocks 93%

Short-Term Cash Equivalents 4%

International Common Stocks 2%

Depositary Receipts for International Stocks 1%

[END PIE CHART]

Sector Distribution
(As a percentage of equity holdings)

[PIE CHART]

Technology 24%

Consumer Staples 15%

Financial 13%

Consumer Cyclicals 10%

Healthcare 8%

Capital Goods 7%

Utilities 7%

Energy 7%

Basic Materials 6%

Other 3%

[END PIE CHART]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

  1. Imation Corp.                          4.52%
  2. NCR Corp.                              3.81
  3. Columbia/HCA Healthcare Corp.          3.33
  4. Viacom, Inc. (Class B) (Non-voting)    2.99
  5. Newell Rubbermaid Co.                  2.24

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share   $16.26     $14.49
Accumulation Unit Value       1.7054     1.5300

Distributions per Share  Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)    Dividends   Capital Gains   Capital Gains
                         $0.134      $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Capital Growth Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

[LINE CHART PLOT POINTS]

         Capital           S&P 500
         Portfolio*        Index
3/95     10000             10000
          9910             10332
         10650             11315
         11980             12211
12/95    11713             12943
         12624             13636
         13527             14247
         13141             14684
12/96    13473             15906
         14268             16336
         15541             19182
         17559             20617
12/97    16800             21208
         18652             24159
         18228             24956
         14411             22478
12/98    16125             27256
         16503             28610
         18814             30620
         16783             28711
12/99    18241             32978

[END PLOT POINTS]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Average Annual
Total Returns
-----------------------------
  Net Asset Value*
-----------------------------

Period
Life-of-Portfolio   13.22%
(3/1/95)
1 Year              13.13%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

8 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Capital Growth Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

Following is an interview with Rod Wright, portfolio manager of Capital Growth Portfolio, providing an update on the economic environment and investment strategies that shaped the Portfolio's performance during the year.

Q: How would you characterize the market environment for mid-cap value stocks over the last year?

A: The 12 months ended December 31, 1999 proved to be a very interesting time for mid-cap value stocks. Investors, once again, were drawn toward large-company growth stocks, especially technology stocks whose outstanding performance was the main contributor to the positive returns across all major market indices. Mid-cap companies, especially those with a value orientation, did not keep pace with larger, growth-oriented stocks. While it has been a very unusual, and sometimes frustrating period for value investors, it's important to understand that, historically, no trend in the securities markets has continued indefinitely.

Q: How did the Portfolio perform in this environment?

A: For the one-year period, the Portfolio returned 13.13% at net asset value. We note that the Portfolio markedly outperformed the 2.32% return of the Standard & Poor's/BARRA MidCap Value Index, an index comprised of mid-capitalization, value-oriented stocks. However, the Portfolio did trail the 20.99% return of the Standard & Poor's 500 Index, which was propelled by the tremendous returns posted by large technology stocks over the year. On December 31, about 24% of the Portfolio was invested in technology stocks versus 30% for the S&P 500 Index. Our underweighting in technology reflects the fact that very few technology stocks fit our value criteria as these stocks became increasingly expensive.

Q: What specific sectors or holdings helped Portfolio performance?

A: The energy and technology sectors were the strongest contributors, while the financial and healthcare areas detracted from performance.

   Although the prices of energy stocks were depressed in late 1998, they rebounded sharply in 1999 after oil-producing nations reached an agreement on production. Conoco, an integrated oil company, and Apache, an exploration company, are two holdings that performed well. Mergers also affected the energy sector, and we sold Atlantic Richfield after the announcement that it would be acquired by British Petroleum. In the technology sector, Imation, a manufacturer of integrated circuits, was a standout.

   Financial companies were hurt as interest rates rose and credit quality concerns persisted. Conseco and Nationwide Financial Services are two insurance holding companies that turned in weak results. Many healthcare service providers were negatively affected by regulatory concerns about Medicare, and the Portfolio's investment in Health Management Associates languished.

Q: What is your outlook for mid-cap stocks and the Portfolio?

A: Our outlook is bullish. By our calculations most mid-cap companies are about as cheap as they've ever been relative to the S&P 500 Index, which is dominated by large-capitalization stocks. This is particularly true when you get out of the technology sector, where we believe valuations are very high. Many fine companies are also selling at low absolute prices, providing us an opportunity to purchase a wide range of businesses at what we think are attractive values.

   In addition, we find it unusual that mid-cap stocks as a group have underperformed the broader market to such a degree or for such an extended period of time. We believe that this aberration will correct itself over time, although it's impossible to predict exactly when. As a result, we believe the Portfolio's mid-cap focus, its stable of strong companies, and its value orientation will serve investors well over time. In the mean- time, we are comfortable with what we believe is an attractive risk/reward profile.

[SIDEBAR]

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuation than securities of larger companies.

[END SIDEBAR]

Growth Shares Portfolio                         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of investment portfolio)

[PIE CHART]

U.S. Common Stocks 93%

Short-Term Cash Equivalents 7%

[END PIE CHART]

Sector Distribution
(As a percentage of equity holdings)

[PIE CHART]

Consumer Staples 50%

Financial 16%

Capital Goods 11%

Technology 7%

Consumer Cyclicals 7%

Basic Materials 5%

Healthcare 3%

Communication Services 1%

[END PIE CHART]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

  1. Infinity Broadcasting Corp.    6.32%
  2. Comcast Corp. (Non-voting)     6.27
  3. Sealed Air Corp.               5.77
  4. Walgreen Co.                   5.55
  5. The Coca-Cola Co.              5.30

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share   $21.92     $20.34
Accumulation Unit Value       1.4199     1.3329

Distributions per Share  Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)    Dividends   Capital Gains   Capital Gains
                         $0.005      $0.029          $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Growth Shares Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

[LINE CHART PLOT POINTS]

         Growth Shares   S&P 500
         Portfolio*      Index
10/97    10000           10000
12/97    10227           10654
         11773           12137
6/98     12574           12537
         11094           11292
12/98    13561           13692
         14761           14373
6/99     14970           15382
         13314           14423
12/99    14637           16567

[END PLOT POINTS]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Average Annual
Total Returns

--------------------------------
 Net Asset Value*
--------------------------------

Period
Life-of-Portfolio   19.19%
(10/31/97)
1 Year               7.93%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

10 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Growth Shares Portfolio                         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

Stock market performance was increasingly limited to a narrow group of technology and telecommunications companies during 1999. Investors confined their enthusiasm almost entirely to the Internet and wireless communications. In the following interview, Jeffrey B. Poppenhagen, the portfolio manager for Growth Shares Portfolio discusses the events and factors that influenced the Portfolio's performance.

Q: Why did the Portfolio's performance in 1999 fall short of the major market indices?

A: The Portfolio avoided the extraordinarily high valuations of most technology company stocks because of concerns about the ability of these companies to earn favorable rates of return on invested capital over the long term. As a result, the Portfolio's performance fell behind the market indices, which were driven by the upward momentum of technology stock prices. The Portfolio returned 7.93% at net asset value. In comparison, the average return of the 182 variable annuity growth portfolios tracked by Lipper Inc. was 31.47%, while the Standard & Poor's 500 Index returned 20.99%. (Lipper is an independent firm that monitors annuity portfolio performance.)

Q: Why did you maintain an underweighting in technology and telecommunications stocks through most of the year despite the unusually strong rally in these industries?

A: We started to sell many of our technology holdings, beginning in May. We became concerned about the extremely high stock valuations of many technology companies and the poor returns these companies were earning on invested capital. The market has become very momentum-oriented. Investors have been buying technology stocks based upon expectations that the stock prices inevitably would continue to rise. But that's not the way we invest. We invest in stocks based upon our calculations of what a business is worth. The problem with momentum investing is that it tends to miss the inflection points - the points at which the trends change. In today's market, missing the inflection point in technology stock momentum could be dangerous. No one is very good at timing changes in market trends and we believe we are better off selling early than one day too late.

Q: Where have you invested?

A: We maintained our discipline by investing in companies that are well positioned to take advantage of market trends, have defensible competitive advantages, and have demonstrated the ability to generate superior returns on invested capital. We concentrated our investments in the companies in which we have the greatest confidence. We have invested in a number of leading consumer products companies that we believe will prosper in the global economic expansion, companies such as Coca-Cola, Gillette, McDonald's and Wrigley. We also like Sealed Air, a highly profitable packaging company that is a leader in designing new packaging systems and has an excellent record for rewarding investors.

Q: What do you see happening in 2000?

A: We have invested in good businesses that, we believe, should be able to pay investors more in the future than what they are paying now. We keep a long-term perspective and tend to hold stocks for three or four years. We feel enthusiastic about companies like Coca-Cola and Sealed Air because they are solid-growth companies with defensible and growing franchises. The companies we own are ideally positioned to take advantage of global economic growth. We think they care about their shareholders and offer investors the best opportunities to earn superior rates of return on invested capital.

Real Estate Growth Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
 PORTFOLIO AND PERFORMANCE UPDATE

--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of investment portfolio)

[PIE CHART]

U.S. Common Stocks 88%

International Common Stocks 4%

Short-Term Cash Equivalents 8%

[END PIE CHART]

Sector Distribution
(As a percentage of equity holdings)

[PIE CHART]

Real Estate Investment Trusts 94%

Real Estate Services 6%

[END PIE CHART]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

  1. Equity Office Properties Trust     6.92%
  2. Mack-Cali Realty Corp.             4.58
  3. Public Storage, Inc.               4.44
  4. Reckson Associates Realty Corp.    4.26
  5. The Macerich Co.                   4.13

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share   $11.73     $13.07
Accumulation Unit Value       1.4002     1.4819

Distributions per Share   Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)     Dividends   Capital Gains   Capital Gains
                          $0.604+     $0.005          $0.119

+The Portfolio also paid non-taxable distributions of $0.078 per share.
--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Real Estate Growth Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Wilshire Real Estate Securities Index.

[LINE CHART PLOT POINTS]

         Real Estate                    Wilshire
         Growth          S&P 500        Real Estate
         Portfolio*      Index          Securities Index
3/95     10000           10000          10000
         10721           10951          10435
         11482           11819          10930
12/95    11696           12528          11322
         12020           13199          11800
         12316           13790          12360
         13548           14213          13090
12/96    15875           15396          15497
         16178           15811          15781
         16875           18566          16507
         19340           19956          18592
12/97    19235           20527          18565
         19105           23384          18425
         18090           24155          17579
         15670           21756          15477
12/98    15629           26381          15330
         14616           27692          14798
         16414           29637          16369
         15055           27789          14807
12/99    14977           31920          14841

[END PLOT POINTS]

Index comparison begins 3/31/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate securities. The Index is 92% REITs (real estate investment trusts) (equity and hybrid) and 8% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.

Average Annual
Total Returns

-------------------------------
 Net Asset Value*
-------------------------------

Period
Life-of-Portfolio     8.70%
(3/31/95)
1 Year               -4.17%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

12 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Real Estate Growth Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

In a year that will be remembered for the record-breaking success of technology and telecommunications stocks, it comes as no surprise that less prominent sectors of the economy -- including real estate investments -- turned in lackluster performances. In the following interview, portfolio manager Matthew Ostrower explains the factors affecting Real Estate Growth Portfolio's performance during the last 12 months.

Q: Did real estate investments go the way of other out-of-favor stocks during 1999?

A: Yes. Despite some very positive developments, including low vacancy rates and rising rents and property prices, the commercial real estate market turned in sub-par performance for 1999. The fourth quarter was particularly difficult for the sector, as investors sought to capture tax losses through the sale of larger, more widely held real estate companies to offset tax gains resulting from the sale of investments with strong price appreciation. For the year, the Portfolio generated a total return of -4.17%, at net asset value. In comparison, the 17 variable annuity real estate portfolios tracked by Lipper, Inc. retreated, on average, -2.81% for the same period. (Lipper is an independent firm that monitors annuity portfolio performance.)

Q: Is this performance masking positive developments that could bode well for the sector's future?

A: Absolutely. Today, we believe the real estate market is healthier than ever before. Unlike the late 1980s and early 1990s, when overzealous lending led to over-building, the supply and demand of new properties is balanced. This equilibrium is the product of cautious lending practices, which make construction financing harder and more expensive to acquire.

   The industry is also benefiting from a wider range of information, which was not available 10 years ago. During the 1990s, the rising market capitalization of real estate investment trusts (REITs) prompted Wall Street to hire REIT analysts to follow the companies. Their research is helping lenders and investors alike to make better-informed decisions.

Q: How did you manage the Portfolio during the year?

A: Our sector decisions were instrumental. The various sectors that the real estate industry comprise have their own growth cycles, so it becomes very important to determine which ones offer the best opportunities for our shareowners. Our decision to invest heavily in apartments and office space proved positive for the Portfolio, since they turned in the best comparative performance in 1999. We've focused on companies with exposure to markets with less new supply, such as Home Properties of New York, which owns high-end apartments around New England.

   Office REITs represent the largest sector weighting. Demand for office towers is at an all time high, thanks to a 10-year economic expansion and the rise of internet-related companies looking to lease huge amounts of space. Aggressive and entrepreneurial, Reckson Associates Realty epitomizes the best in the sector, with an attractive portfolio of buildings in greater New York City and northern New Jersey.

Q: What is your outlook?

A: I'm upbeat about prospects for REITs. Most are trading well below their underlying real estate asset values, creating attractive buying opportunities. REIT balance sheets are also in the best condition they've been in years. As always, the Portfolio may be subject to risks similar to those associated with the direct ownership of real estate, including changing general and local economic, financial, competitive and environmental conditions. However, for value-oriented investors with an appreciation of growth strategies, it's a great time to gain exposure to a sector of the stock market that moves independently of other asset classes.

[SIDEBAR]

Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

The Portfolio's investment adviser, Pioneer Investment
Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

[END SIDEBAR]

Growth and Income Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
 PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of investment portfolio)

[PIE CHART]

U.S. Common Stocks 94%

Depositary Receipts for International Stocks 4%

Short-Term Cash Equivalents 1%

International Common Stocks 1%

[END PIE CHART]

Sector Distribution
(As a percentage of equity holdings)

[PIE CHART]

Technology 23%

Financial 15%

Communication Services 13%

Consumer Cyclicals 12%

Consumer Staples 11%

Healthcare 10%

Energy 5%

Capital Goods 4%

Basic Materials 4%

Other 3%

[END PIE CHART]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

  1. Sun Microsystems, Inc.      4.11%
  2. SBC Communications, Inc.    2.98
  3. Schering-Plough Corp.       2.93
  4. IBM Corp.                   2.45
  5. Motorola, Inc.              1.90

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share   $22.70     $19.76
Accumulation Unit Value       1.4951     1.3108

Distributions per Share  Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)    Dividends   Capital Gains   Capital Gains
                         $0.166      $0.019          $0.005

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Growth and Income Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

[LINE CHART PLOT POINTS]

          Growth and Income   S&P 500
          Portfolio*          Index
10/97     10000               10000
12/97     10543               10654
          11944               12137
6/98      11964               12537
          10985               11292
12/98     13296               13692
          13525               14373
6/99      14728               15382
          13877               14423
12/99     15411               16567

[END PLOT POINTS]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends, and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Average Annual
Total Returns

--------------------------------
  Net Asset Value*
--------------------------------

Period
Life-of-Portfolio   22.06%
(10/31/97)
1 Year              15.91%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

14 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

 Growth and Income Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

In the following interview John Carey, Growth and Income Portfolio's manager, discusses the events and factors that influenced your Portfolio's performance during the last year.

Q: The market has changed quite a bit over the past year. What has taken place?

A: The stock market appeared to be very strong during 1999. Yet, upon closer inspection, the strength was primarily in a few sectors, most notably technology. Across many other sectors there was little price movement and, in some cases, there were price declines. It is, we think, fair to say that large numbers of investors have become enthralled by the possibilities for new technology, especially as it relates to the Internet, and are focusing their attention (and investment dollars) on the companies they believe are well positioned to realize the possibilities. On the other hand, companies in such traditional businesses as food processing, railway transportation, banking and insurance, and electrical power supply are having difficulty attracting any investor attention.

   As value-oriented investors, we tend to favor companies with established operations, substantial sales and earnings, and conservatively priced shares. Nevertheless, the Portfolio did find itself the beneficiary of the prevailing market sentiment. Several of our technology stocks, including Sun Microsystems and Hewlett-Packard, had extraordinary years in the market. In most cases we had purchased the shares of our technology holdings years before, when the shares were out of favor and trading at much lower prices.

   Similarly, today we are looking for new investments in sectors and securities that other investors appear to be neglecting. As we have often observed, the market may overlook attractive opportunities in its rush to get aboard the fastest moving stocks. But, historically, the tortoises have fared quite well against the hares, and now as always we are spending the bulk of our time evaluating the tortoises.

Q: How did the Portfolio perform during the year?

A: The Portfolio returned 15.91% at net asset value for 1999, while the average variable annuity growth and income annuity portfolio returned only 14.64%, as reported by Lipper, Inc. (Lipper is an independent firm that reports annuity portfolio performance.)

Q: In what sectors have you found opportunities in recent months?

A: Over the past year, we have found opportunities in a number of out-of-favor sectors and have purchased shares of railroads, food processors, basic-materials producers, and energy companies, among others. Stock-market volatility has also presented us with opportunities to buy shares in the changeable technology, financial-services, and pharmaceuticals industries. The key, we think, is not to approach the market with preconceptions about where value may be found, but instead to study the market everyday and act whenever attractive opportunities appear.

Q: The market and the Portfolio have posted strong returns over the last few years. Do you expect the good times to continue?

A: We are always hopeful about the market and the Portfolio, but can never provide any guarantees or predictions. Other investors have commented on the high level of the current market relative to where the market has traded in preceding years. Many people have also tried to discern the "law" of the market, which would permit them, with confidence, to forecast its direction. Unfortunately, that is a demonstrably futile endeavor. At Pioneer, we have always taken the approach that we would focus on individual companies and their business prospects -- subjects we think we can learn something about -- and leave the prognosticating to others.

 Equity-Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

[PIE CHART]

U.S. Common Stocks 97%

U.S. Convertible Securities 2%

Short-Term Cash Equivalents 1%

[END PIE CHART]

Sector Distribution
(As a percentage of equity holdings)

[PIE CHART]

Financial 19%

Communication Services 15%

Utilities 13%

Consumer Staples 10%

Healthcare 9%

Consumer Cyclicals 8%

Energy 8%

Basic Materials 6%

Technology 5%

Other 7%

[END PIE CHART]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

  1. SBC Communications, Inc.    5.50%
  2. Schering-Plough Corp.       3.42
  3. Hewlett-Packard Co.         2.90
  4. Exxon Mobil Corp.           2.82
  5. GTE Corp.                   2.80

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share   $20.72     $21.44
Accumulation Unit Value       2.2192     2.2300

Distributions per Share  Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)    Dividends   Capital Gains   Capital Gains
                         $0.411      $0.034          $0.550

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Equity-Income Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

[LINE CHART PLOT POINTS]

          Equity-Income  S&P 500 Index
          Portfolio*
3/95      10000          10000
          10280          10332
          10990          11315
          11785          12211
12/95     12362          12943
          12778          13636
          12881          14247
          13189          14684
12/96     14240          15906
          14745          16336
          16867          19182
          18202          20617
12/97     19257          21208
          21434          24159
          21635          24956
          20388          22478
12/98     23455          27256
          22711          28610
          25207          30620
          23259          28711
12/99     23739          32978

[END PLOT POINTS]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Average Annual
Total Returns

---------------------------------
  Net Asset Value*
---------------------------------

Period
Life-of-Portfolio   19.56%
(3/1/95)
1 Year               1.21%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

16 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

 Equity-Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

Following is an interview with John Carey, portfolio manager of Equity-Income Portfolio, where he provides an update on the economic environment and investment strategies that shaped the Portfolio's performance over the year.

Q: Over the past year market conditions have changed quite a bit. What has taken place, and how has the Portfolio performed in this environment?

A: The last year saw an intensification of investor interest in large growth stocks, especially in the technology industry. Above all, the internet and stocks related to it fascinated investors, and some internet share prices recorded astronomical gains. At the same time, many other stocks had a difficult time attracting investors, and unfortunately that included many of the conservative, dividend-paying stocks in the Portfolio.

   In fact, this past year was a frustrating period for our style of investing. For the one-year period the Portfolio returned 1.21% at net asset value. The Portfolio's return trailed the 9.78% average return for annuity portfolios in the Lipper, Inc. equity-income universe. (Lipper is an independent firm that reports annuity portfolio performance.)

Q: The Portfolio's largest concentration is in the financial sector. How have rising interest rates affected these companies?

A: Higher rates generally create difficulties for the financial sector, cyclical companies and utilities. The Portfolio invests in all three groups because stocks of these companies traditionally provide above-average dividend yields. To moderate risk to the Portfolio from a rise in interest rates, we have made an effort to identify companies with the potential to increase their dividend payments.

   We also devote much attention to the analysis of companies' balance sheets and aim to avoid those that might become overburdened by the higher cost of borrowing. Of course, the stock market may not make such fine distinctions between companies when rates first rise. Ultimately, we believe, stronger companies will be sorted out from weaker ones and temporary price weaknesses will often appear to have been opportunities to buy good-quality stocks at reasonable prices.

Q: What market sectors do you find particularly attractive now?

A: Transportation, consumer staples, and basic materials. All have been out of favor with Wall Street, yet we think all include companies with major opportunities for improved earnings over the next few years. Important holdings for us in these sectors include Burlington Northern, in transportation; Campbell Soup and H. J. Heinz, in consumer staples; and E.I. du Pont de Nemours and Phelps Dodge, in basic materials. All provide goods and services with constant demand and have the potential for better future results than what is reflected in their share prices.

Q: What is your view of the current market environment, and what is your outlook for the future?

A: It has been another strong year, with corporate growth rates well ahead of last year's estimates. Results in the stock market have been more varied, with tremendous gains in some areas and lackluster results elsewhere. The narrow focus of the market on the companies with the fastest earnings growth has been cited as a cause to worry that the long bull market is cresting. With so many fine companies having trouble securing investor interest, commentators point to the possibility of a sell-off if and when the market leaders tumble. We do not believe that the market can be predicted with any kind of consistency. However, we do think it is reasonable to expect another turbulent year with many crosscurrents. But, as always, we shall devote our major effort to finding and maintaining investments that we believe will help you pursue your long-term investment goals.

 Balanced Portfolio                             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[PIE CHART]

U.S. Common Stocks 57%

Corporate Bonds 22%

U.S. Government Agency Obligations 13%

U.S. Treasury Obligations 4%

Short-Term Cash Equivalents 2%

International Common Stocks 1%

Depositary Receipts for International Stocks 1%

[END PIE CHART]

Sector Distribution
(As a percentage of total
investment in securities)

[PIE CHART]

U.S. Government Securities 18%

Financial 16%

Technology 14%

Consumer Cyclicals 9%

Consumer Staples 9%

Energy 8%

Communication Services 8%

Healthcare 6%

Capital Goods 5%

Basic Materials 4%

Other 3%

[END PIE CHART]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of total investment in securities)

  1. Intel Corp.                           4.36%
  2. Ford Motor Co.                        3.22
  3. US West Communications Group, Inc.    2.54
  4. Wal-Mart Stores, Inc.                 2.29
  5. Hewlett-Packard Co.                   2.07

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share   $14.31     $14.47
Accumulation Unit Value       1.5576     1.5407

Distributions per Share  Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)    Dividends   Capital Gains   Capital Gains
                         $0.514      $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Balanced Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Lehman Brothers Government/Corporate Bond Index.

[LINE CHART PLOT POINTS]

                    Lehman Brothers
                    Government/
         Balanced   Corporate      S&P 500
         Portfolio* Bond Index     Index
3/95     10000      10000          10000
         10200      10067          10332
         10810      10720          11315
         11655      10925          12211
12/95    12084      11434          12943
         12450      11167          13636
         12686      11219          14247
         12954      11417          14684
12/96    13806      11766          15906
         13794      11665          16336
         15180      12089          19182
         16442      12513          20617
12/97    16239      12914          21208
         17399      13110          24159
         17259      13453          24956
         16168      14119          22478
12/98    16667      17138          27256
         16575      13969          28610
         17136      13816          30620
         16327      13891          28711
12/99    17089      13834          32978

[END PLOT POINTS]

Index comparisons begin 3/31/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/ Corporate Bond Index is an unmanaged measure of investment-grade domestic and Yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the indices.

Average Annual
Total Returns

-------------------------------
  Net Asset Value*
-------------------------------

Period
Life-of-Portfolio   11.71%
(3/1/95)
1 Year               2.53%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

18 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

 Balanced Portfolio                             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

Technology continued to generate a great deal of investor interest over the year, and it was difficult for any other sector to keep up with the rapid growth in this area. In the following discussion, Theresa Hamacher, who supervises the team of portfolio managers and analysts responsible for day-to-day management of Balanced Portfolio, and Tin Chan, who focuses on the Portfolio's equity component, review the performance of your Portfolio and the factors that affected it over the year.

Q: How did Balanced Portfolio perform for the year ended December 31, 1999?

A: The Portfolio returned 2.53%, at net asset value. In comparison, the 63 variable annuity balanced underlying portfolios tracked by Lipper, Inc. returned an average of 8.67% at net asset value, for the same period. (Lipper is an independent firm that tracks annuity portfolio performance.)

Q: Why did the Portfolio underperform compared to other funds?

A: There were several reasons. The Portfolio is value-oriented, and for most of the year this investment style continued to be out of favor. Instead, investors focused on technology and other growth stocks. Over the year, no other sector matched the performance of technology stocks. We believe many technology stocks are over-priced and do not offer much value to shareowners -- and since the Portfolio had limited exposure to technology investments, its results suffered when compared to its balanced portfolio peer group. Also, it has always been our strategy to strive to select stocks that we believe will produce a higher-than-average dividend yield -- something most technology stocks don't offer. Lastly, the Portfolio was more conservatively positioned than some competitor portfolios given its heavier weighting in bonds. This, too, worked against the Portfolio.

Q: What equity holdings helped the Portfolio's performance?

A: The few technology stocks that we did hold were strong contributors to performance. Motorola followed the wave of expansion experienced by most other communications equipment providers and was up over 142%. Hewlett-Packard and Lucent Technologies also performed well. The technology stocks in the portfolio were acquired only after we had conducted careful research of their fundamentals. Basic material holdings, including Dow Chemical and Reynolds Metals, an aluminum manufacturer, were up between 49% and 52%, respectively, over the year.

Q: What holdings hurt the Portfolio?

A: Several of the holdings that turned in poor performances over the year shared a common bond -- their stock prices declined after they had trouble integrating companies that were acquired in 1998. First Union merged with CoreStates Financial Corp. and, in response, First Union's share price fell. Another holding, Bank One, also saw its price decline when it acquired a credit card company. However, we will continue to hold Bank One and First Union for two reasons. We believe in their long-term viability, and they both offer some of the highest dividend yields that we've seen in over a decade.

Q: What bond holdings helped the Portfolio's performance?

A: One of our high yield credits, RBF Finance, an oil rig engineering construction firm and a Portfolio holding since June, did quite well. We felt that this issue would benefit from the rebound in energy and our analysis paid off. A new addition to the portfolio was King Pharmaceutical. We bought this company's bonds at face value early in the year, and they've since appreciated in price as its business improved.

Q: Going forward how will you manage the Portfolio?

A: We will continue to apply a value approach. This means maintaining a focus on stocks with low price-to-book and low price-to-earnings ratios. An investment portfolio that contains a blend of stocks and bonds can help to smooth out the ups and downs that are inevitable in the financials markets, as well as create a comfortable balance between risk and reward. We believe that over the long term the Portfolio can provide shareowners a mix of the benefits that both stocks and bonds have to offer.

[SIDEBAR]

Effective October 25, 1999, day-to-day management of the portfolio is the responsibility of a team of portfolio managers and analysts supervised by Theresa A. Hamacher, chief investment officer of Pioneer. This team manages and provides research for the Portfolio and other Pioneer mutual funds with similar investment objectives or styles.

[END SIDEBAR]

 Strategic Income Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[PIE CHART]

Corporate Bonds 47%

U.S. Government Agency Obligations 17%

U.S. Treasury Obligations 16%

Convertible Corporate Bonds 9%

Foreign Government Bonds 6%

Asset-Backed Securities 4%

Supernational Bonds 1%

[END PIE CHART]

Portfolio Maturity
(Effective life as a percentage of
total investment portfolio)

[PIE CHART]

0-2 Years 11.0%

2 to 5 Years 10.2%

5 to 7 Years 17.5%

7 to 10 Years 55.8%

20+ Years 5.5%

[END PIE CHART]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of debt holdings)

  1. U.S. Treasury Notes, 5.625%, 5/15/08                         15.67%
  2. Federal National Mortgage Association, 7.0%, 9/1/29           4.25
  3. Government National Mortgage Association, 7.75%, 10/15/26     4.13
  4. Government National Mortgage Association, 7.0%, 2/15/29       4.10
  5. Republic of Argentina, 9.75%, 9/19/27                         2.82

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   7/29/99
Net Asset Value per Share   $9.75      $10.00
Accumulation Unit Value      1.0011      1.0000

Distributions per Share   Income      Short-Term      Long-Term
(7/29/99 - 12/31/99)      Dividends   Capital Gains   Capital Gains
                          $0.277+     $ -             $ -

+The Portfolio also paid non-taxable distributions of $0.042 per share.
--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Strategic Income Portfolio at net asset value, compared to the growth of Lehman Brothers Aggregate Government Bond Index.

[LINE CHART PLOT POINTS]

          Strategic Income    Lehman Aggregate
          Portfolio*          Bond Index
7/99      10000               10000
8/99       9975                9995
9/99       9999               10111
10/99     10002               10148
11/99     10026               10147
12/99     10070               10099

[END PLOT POINTS]

Index comparison begins July 31, 1999. The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Cumulative
Total Returns

-------------------------
  Net Asset Value*
-------------------------

Period
Life-of-Portfolio   0.70%
(7/29/99)

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

20 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

 Strategic Income Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

Strategic Income Portfolio's first fiscal period closed on December 31, 1999 amidst challenging conditions for bond investors. The following discussion with members of your investment team -- Kenneth J. Taubes, Salvatore P. Pramas and Margaret D. Patel -- covers the investment environment and strategies that affected your Portfolio's performance since its inception on July 29, 1999.

Q: Ken, how is Strategic Income Portfolio's investment team structured?

A: A team of specialists, each responsible for investing in a different area of the fixed-income market, manages a segment of the Portfolio. The team meets formally each week to review and evaluate market data. In addition, we meet informally every day to make security decisions. I oversee the day-to-day management of the Portfolio and also focus on overall asset allocation. Sal manages the Portfolio's international investments while Margaret has responsibility for the high yield component.

Q: The sharp rise in interest rates during 1999 was tough on bonds -- how did the Portfolio perform?

A: As with most bond investments, the Portfolio's total return reflects the drop in bond prices. However, the Portfolio's income helped to offset the decline in price. From its inception on July 29 through December 31, 1999, the Portfolio generated a total return of 0.70%, at net asset value. In comparison, the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, returned -0.48% from July 31 through the end of 1999.

   Investments in mortgage-backed securities and foreign currencies contributed positively to performance during the period, offsetting some of the declines sustained by high yield bonds. Towards the end of the year, high yield bonds began to turn the corner -- and selective investing in high yield and emerging market securities helped the Portfolio perform appreciably better than its benchmark index in the final quarter of 1999.

Q: How does the Portfolio's broad investment parameters benefit shareowners?

A: Shareowners can take advantage of bond market opportunities worldwide from a single portfolio of bonds. Investment conditions are always in flux, and the Portfolio's flexibility to invest in a broad mix of bonds can help investors benefit from changing market conditions. We use the Portfolio's flexible investment parameters to adjust its security mix, taking advantage of the relative values between each bond sector.

Q: How do you determine the Portfolio's asset allocation?

A: We apply a value-oriented approach, targeting attractively priced bonds that we believe are capable of generating solid income as well as the potential for price appreciation. During the period, this meant underweighting high yield issues, as compared to our peer group. Rising U.S. interest rates and concerns that the pace of the U.S. economy was growing at an unsustainable rate worked against the performance of the high yield sector during the summer and fall. Consequently, we focused on the higher-quality segments of the U.S. bond market, such as mortgage-backed securities. Internationally, we favored Danish mortgage-backed securities and German government bonds. We also invested opportunistically in emerging markets, particularly in Asia and Latin America. Overall, the average quality of the securities held in the Portfolio was BBB. (Credit quality ratings apply to underlying portfolio securities, not to Strategic Income Portfolio's shares.)

Q: What's in store for the coming months?

A: We think price and yield characteristics are attractive in a number of bond markets, including Europe, Latin America and Asia. Here in the United States, we believe high yield corporate bonds, particularly energy and health care issues, could provide rewarding performance going forward. As always, thorough credit research will be instrumental in helping us to sort through opportunities in the bond markets. And, we will closely monitor the investment landscape, adjusting Portfolio strategy to make the most of market changes.

[SIDEBAR]

The Portfolio invests in international securities, including emerging market bonds. These investments are subject to special risks, including currency fluctuations and political risks. The Portfolio also invests in high yield bonds, which may be subject to greater principal fluctuation than investment grade bonds.

[END SIDEBAR]

 Swiss Franc Bond Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portolio)

[PIE CHART]

Corporate Bonds 69%

Foreign Government Bonds 27%

Short-Term Cash Equivalents 4%

[END PIE CHART]

Portfolio Quality
(As a percentage of debt holdings)

[PIE CHART]

AA 42%

AAA 39%

A 19%

[END PIE CHART]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of debt holdings)

  1. Societe Nationale des Chemins de Fer Francais, 5.25%, 2/24/05    5.07%
  2. Transpower Finance Ltd., 4.25%, 6/10/04                          4.87
  3. GMAC Canada Ltd., 3.75%, 1/16/01                                 4.73
  4. AB Spintab, 3.25%, 1/24/02                                       4.69
  5. DaimlerChrysler NA Holdings, Inc., 3.125%, 9/25/02               4.68

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share   $11.35     $13.22
Accumulation Unit Value       0.7435     0.8726

Distributions per Share   Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)     Dividends   Capital Gains   Capital Gains
                          $  - +      $ -             $ -

+The Portfolio paid non-taxable distributions of $0.074 per share.
--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Swiss Franc Bond Portfolio at net asset value, compared to the growth of Merrill Lynch Global Bond Index.

[LINE CHART PLOT POINTS]

          Swiss Franc         Merrill Lynch
          Bond Porfolio*      Global Bond
                              Index
11/95     10000               10000
          10013               10110
           9807                9944
           9244                9991
           9416               10246
12/96      8931               10515
           8399               10205
           8379               10543
           8372               10740
12/97      8313               10845
           8100               10968
           8079               11196
           8978               11935
12/98      9101               12231
           8543               11861
           8061               11548
           8302               11880
12/99      7864               11754

[END PLOT POINTS]

Index comparison begins 11/30/95. The Merrill Lynch Global Bond Index is an unmanaged measure of nearly 3,000 global government securities and Eurobonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Average Annual
Total Returns

--------------------------------
  Net Asset Value*
--------------------------------

Period
Life-of-Portfolio     -5.54%
(11/1/95)
1 Year               -13.59%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

22 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

 Swiss Franc Bond Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

In 1999, the U.S. dollar maintained its status as a strong currency, while the Swiss franc did not have such an easy time, depreciating 13.80% for the year. In the following discussion, Sal Pramas, Swiss Franc Bond Portfolio's manager and leader of its investment team, reviews the year and the Portfolio's performance.

Q: How did the Portfolio perform over the year?

A: Designed to track the performance of the Swiss franc, your Portfolio's performance reflected the decline in the Swiss franc, finishing 1999 slightly ahead of the currency with a total return of -13.59%. The Portfolio also outperformed its benchmark index, the Merrill Lynch Global Bond Index, which returned -14.21.

Q: Why track the Swiss franc?

A: The Swiss franc is considered by many investors to be a safe haven against global market volatility. The Portfolio appeals to those investors who are seeking insurance against a major market setback. Historically the Swiss franc has performed well when the value of the U.S. dollar is declining.

Q: How did interest rates affect the Portfolio?

A: Interest rates rose throughout the world markets during 1999, with much of the increase occurring in the second half of the year. Because bond prices and interest rates move in opposite directions, rising rates hampered the performance of bonds during the year. The longer the maturity, the more sensitive a bond's price is to changes in interest rates. Because your Portfolio invests in securities with maturities of 2-5 years, it escaped the steep declines sustained by longer-term bond investments.

Q: How is the Portfolio structured?

A: As stated, the Portfolio's average maturity is kept relatively short, about 4 years. We focus primarily on high-quality issues that are attractively valued with respect to price and yield. On December 31, the average credit quality of the Portfolio was AA (Ratings apply to Portfolio holdings, not Portfolio shares).

   The Portfolio holdings consist primarily of foreign corporate issues and government bonds. Over the year, the corporate bond holdings performed very well compared to government securities.

Q: What factors influenced the Swiss franc over the year?

A: The Swiss franc depreciated against the U.S. dollar over the year for several reasons. Both strong economic growth in the U.S., which helped fuel a bull market, and the interest rate increases by the U.S. Federal Reserve increased the demand for dollars. In addition, the Swiss franc and the euro were strong going into 1999, due to the high level of optimism investors felt about the euro at its launch. However, when that optimism faded, and the euro subsequently declined, the Swiss franc depreciated as well.

Q: What is your outlook for the Swiss franc and the Portfolio?

A: Over the next year, we think the Swiss franc should begin to recover.
   Economic growth in the United States should slow as the effects of Fed tightening take hold. At the same time, growth in Switzerland, and across Europe, is beginning to accelerate. Also, the European Central Bank and the Swiss Central Bank will likely continue raising official interest rates. All of this should lend strength to the Swiss franc in the year ahead.

[SIDEBAR]

International investing may involve special risks, including differences in accounting and currency, as well as eceonomic and political instability.

[END SIDEBAR]

 America Income Portfolio                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portolio)

[PIE CHART]

U.S. Government Agency Obligations 72.6%

U.S. Treasury Obligations 22.7%

Short-Term Cash Equivalents 4.7%

[END PIE CHART]

Portfolio Maturity
(Effective life as a percentage of
total investment portfolio)

[PIE CHART]

0-2 Years 5.3%

2-5 Years 12.3%

5 to 7 Years 14.0%

7 to 10 Years 38.3%

10 to 20 Years 24.0%

20+ Years 6.1%

[END PIE CHART]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of debt holdings)

  1. U.S. Treasury Bonds, 7.25%, 5/15/16                           7.74%
  2. U.S. Treasury Notes, 7.0%, 7/15/06                            6.32
  3. U.S. Treasury Notes, 6.25%, 8/15/23                           5.32
  4. Government National Mortgage Association II, 6.5%, 2/20/29    4.81
  5. U.S. Treasury Notes, 7.25%, 5/15/04                           3.64

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share   $9.47      $10.29
Accumulation Unit Value      1.1421      1.1878

Distributions per Share  Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)    Dividends   Capital Gains   Capital Gains
                         $0.556      $ -             $0.009

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in America Income Portfolio at net asset value, compared to the growth of Lehman Brothers Government Bond Index.

[LINE CHART PLOT POINTS]

          America Income      Lehman Brothers
          Portfolio*          Government
                              Bond Index
3/95      10000               10000
          10109               10620
          10207               10809
12/95     10574               11302
          10320               11046
          10339               11098
          10479               11285
12/96     10712               11615
          10615               11520
          10967               11919
          11288               12318
12/97     11616               12727
          11758               12919
          11991               13261
          12560               13994
12/98     12563               13981
          12429               13781
          12240               13664
          12308               13754
12/99     12246               13667

[END PLOT POINTS]

Index comparison begins 3/31/95. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations of corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Average Annual
Total Returns

--------------------------------
  Net Asset Value*
--------------------------------

Period
Life-of-Portfolio     4.26%
(3/1/95)
1 Year               -2.52%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

24 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

 America Income Portfolio                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

December 31, 1999 ended a difficult year for most fixed-income securities as the Federal Reserve Board raised short-term interest rates in an attempt to slow economic activity. In the following conversation, Richard A. Schlanger details the events and strategies that shaped America Income Portfolio's performance during the year.

Q: The past year was challenging for bonds. How did the Portfolio perform?

A: Rising interest rates throughout the year hampered the performance of all bond investments, your Portfolio included. (By nature, bond prices tend to fall as interest rates rise.) For the 12 months ending December 31, 1999, the Portfolio generated a total return of -2.52%, at net asset value. In comparison, the average return of the 31 variable annuity general U.S. government portfolios followed by Lipper, Inc. was -2.13% for the same period. (Lipper is an independent firm that tracks annuity portfolio performance.)

Q: 1999 was the second worst year for bonds since 1973 -- only 1994 was worse.
   What made the investment environment so challenging?

A: A shift in market sentiment and investment conditions, which changed sharply from the first half of the year to the second, was largely responsible; it resulted in the rising interest rate climate. At the start of 1999, interest rates were at extraordinarily low levels in the aftermath of 1998's international financial crisis. By mid-year, worries about excessive economic growth and a revival of inflation prompted investors to push yields higher and bond prices lower. Meanwhile, the Federal Reserve Board raised short-term interest rates three times in 1999, bringing levels back to where they were prior to the international crisis.

Q: What strategies did you use to manage the effect of rising interest rates on the Portfolio?

A: We took measures to emphasize income and limit interest rate risk by increasing the Portfolio's position in mortgage-backed securities, steps that worked well. Mortgage-backed securities offered an attractive yield advantage to U.S. Treasurys. The higher stream of income helped offset some of the bonds' price declines. In addition, stronger relative demand for mortgage-backed securities helped them to perform markedly better than U.S. Treasurys.

   During the year, we added to the Portfolio's holdings in GNMAs (Government National Mortgage Association), favoring securities with higher coupons (stated rate of interest) to help boost the Portfolio's income. We also extended the maturities of GNMA holdings, reducing investments in securities with 15-year maturities to build investments with 30-year maturities. Longer-term bonds had become attractively priced, and we believe they can offer the opportunity to increase total return when rates on mortgage-backed securities begin to descend.

Q: What is your outlook in the months ahead?

A: The Federal Reserve Board already has raised short-term interest rates three-quarters of a percentage point since June of 1999. We believe the Fed is still pursuing a goal of economic growth at more sustainable rates, so further increases cannot be ruled out. However, it appears that current bond prices already reflect the effect of higher rates, suggesting that prices have room to improve.

   Admittedly, the past year has been difficult for bond investors. All financial markets experience periods of turbulence -- and while those periods challenge even the most seasoned investors in the short term, dramatic market changes often create longer-term opportunities. If the economy slows, as we think it will, investors could well be rewarded if they rebalance portfolios whose allocations may have become too heavily tilted toward stocks as stock prices rose. In our opinion, the Portfolio can offer investors solid long-term value, competitive income and among the highest credit quality securities available.*

[SIDEBAR]

*Credit quality refers to underlying portfolio securities, not to shares of America Income Portfolio.

[END SIDEBAR]

 Money Market Portfolio                         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

Q:  How did the Portfolio perform this year?

A: The Portfolio generated a total of $0.043 per share in dividends over the period. The seven-day effective yield for the Portfolio was 5.12% on December 31, compared to 4.22% six months ago and 4.28% a year ago. For the year, the total return for the Portfolio was 4.38%, at net asset value. In comparison, the average portfolio in Lipper's variable annuity underlying portfolios category returned 4.75%, according to Lipper, Inc. (Lipper is an independent research firm that tracks annuity portfolio performance.)

Q: The Federal Reserve raised short-term interest rates three times in 1999.
   What effect did this have on Money Market Portfolio?

A: In order to prevent the economy from overheating, short-term interest rates were increased three times over the year. In effect, these increases reversed the rate cuts engineered by the Fed in 1998, which were instituted in response to the global economic problems that encompassed many overseas markets.

   Should the Federal Reserve decide to increase short-term rates again, and there are indications that this may be the case in the months ahead, your Portfolio stands to benefit because when short-term interest rates rise money market yields follow suit. The yield on your Portfolio should also increase in response to the higher rate levels available from short-term money market obligations.

   Money Market Portfolio holds fixed-income instruments that have short maturities, generally less than six months. The Portfolio's average maturity must be 90 days or less. Keeping the average maturity short is benefical because, when these short-term instruments reach maturity, we are able to take advantage of the rise in rates by replacing these holdings with instruments that offer higher yields.

Q: What strategies did you use in managing the Portfolio?

A: The Portfolio remained very conservative. One of its investment objectives is to provide income for shareowners. So, as always, we sought money market instruments that we believe had the potential to provide attractive yields. Over the year, we adjusted the maturity of the Portfolio's securities to make the most of shifting interest rates. Typically, the Portfolio's average maturity falls between 30 and 50 days. At the end of 1999, the Portfolio's average maturity was 25 days, significantly shorter than the 34 days it was in June. This reflects our decision to keep the average maturity very short in order to take advantage of rising rates.

Q: What is your outlook going forward?

A: Even in light of three rate increases during the course of a year, the economy still continues its rapid growth. If economic activity does not begin to cool down, we would anticipate future rate hikes. Continuing to focus on shorter-maturity instruments in the Portfolio, we believe, will present us with opportunities to take advantage of any future interest rate increases.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/99   12/31/98
Net Asset Value per Share   $1.00      $1.00
Accumulation Unit Value      1.1651     1.1317

Distributions per Share   Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)     Dividends   Capital Gains   Capital Gains
                          $0.043      $ -             $ -

The Portfolio's investment adviser, Pioneer Investment Management, Inc. reduced its management fee and certain other expenses otherwise, returns would have been lower. Past performance does not guarantee future results. An investment in Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual
Total Returns

-----------------------------------
  Net Asset Value*
-----------------------------------

Period
Life-of-Portfolio       4.66%
  (3/1/95)
1 Year                  4.38%
7-day current yield
(12/31/99)              4.99%**

All total returns shown assume reinvestment of distributions at net asset value.

  * Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
 ** The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

26 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

 Emerging Markets Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Shares                                                                 Value
             PREFERRED STOCKS - 3.6%
 1,040,000   Banco Itau SA                                      $     89,233
       139   Shinsegae Department Store Co.
             (New Shares)*                                             7,284
     1,600   Tele Norte Leste Participacoes (A.D.R.)                  40,800
       900   Telecomunicacoes Brasileiras SA (A.D.R.)                115,650
       370   Telesp Celular Participacoes SA (A.D.R.)                 15,679
     1,041   Telesp Participacoes SA (A.D.R.)                         25,439
       735   Tele Sudeste Celular Participacoes SA
             (A.D.R.)                                                 28,527
                                                                ------------
             Total Preferred Stocks
             (Cost $204,523)                                    $    322,612
                                                                ------------
             COMMON STOCKS - 95.9%
             Basic Materials - 2.4%
             Chemicals - 0.8%
     6,098   Daelim Industrial Co.                              $     70,083
                                                                ------------
             Chemicals (Specialty) - 0.1%
     1,000   Reliance Industries Ltd.                           $      5,372
                                                                ------------
             Construction (Cement & Aggregates) - 1.2%
     3,350   Associated Cement Companies, Ltd.                  $     19,118
         7   Cemex, SA (A.D.R.)*                                         195
    11,677   Cemex, SA (Class B)                                      65,317
   180,000   PT Jaya Real Property Tbk (Local Shares)*                26,404
                                                                ------------
                                                                $    111,034
                                                                ------------
             Paper & Forest Products - 0.3%
     3,200   Hansol Paper Co.                                   $     28,886
                                                                ------------
             Total Basic Materials                              $    215,375
                                                                ------------
             Capital Goods - 0.8%
             Electrical Equipment - 0.4%
     3,200   Bharat Heavy Electricals Ltd.*                     $     15,448
    64,000   Nanjing Panda Electronics Co. Ltd. (Class H)*            16,055
                                                                ------------
                                                                $     31,503
                                                                ------------
             Machinery (Diversified) - 0.1%
    43,000   PT Komatsu Indonesia Tbk (Local Shares)*           $     12,154
                                                                ------------
             Trucks & Parts - 0.3%
     1,950   Larsen & Toubro, Ltd.                              $     24,920
                                                                ------------
             Total Capital Goods                                $     68,577
                                                                ------------
             Communication Services - 22.2%
             Cellular/Wireless Telecommunications - 4.3%
     7,752   Grupo Iusacell SA (Series V) (A.D.R.)*             $    115,796
     3,514   SK Telecom Co., Ltd. (A.D.R.)                           134,864
     1,000   Stet Hellas Telecomm SA (A.D.R.)*                        30,500
   130,000   Technology Resources Industries Bhd.                     80,395
     4,000   Total Access Communication Public
              Company, Ltd.*                                          15,760
                                                                ------------
                                                                $    377,315
                                                                ------------
             Telecommunications (Long Distance) - 0.7%
        60   Dacom Corp.                                        $     30,911
    20,000   Keppel Telecommunications &
              Transportation, Ltd.                                    32,543
                                                                ------------
                                                                $     63,454
                                                                ------------

Shares                                                                 Value
             Telephone - 17.2%
     1,200   Deltathree.com Inc.*                               $     30,900
     6,800   Embratel Participacoes (A.D.R.)                         185,300
    15,950   Grupo Carso Global Telecom*                             149,821
     2,800   Hanaro Telecom Inc.*                                     48,454
     4,401   Hellenic Telecommunication Organization SA              104,217
       400   Hellenic Telecommunication Organization
              SA (A.D.R.)                                              4,775
       700   Korea Telecom Corp. (A.D.R.)                             52,325
     1,250   Matav (A.D.R.)                                           45,000
     5,075   Philippine Long Distance Telephone Co. (A.D.R.)         131,316
     6,000   PT Indosat Indonesian Satellite Corp. (A.D.R.)          129,750
     2,800   RSL Communications, Ltd.*                                47,950
    22,000   Singapore Telecommunications, Ltd.                       45,440
    78,000   TelecomAsia Corp. Public Co., Ltd.*                     101,474
     1,600   Telefonos de Mexico SA (L Shares) (A.D.R.)              180,000
    18,000   Telekom Malaysia Bhd.                                    69,632
    12,340   Telekomunikasi Indonesia (A.D.R.)                       135,740
     3,000   Videsh Sanchar Nigam Ltd. (G.D.R.) (144A)                74,400
                                                                ------------
                                                                $  1,536,494
                                                                ------------
             Total Communication Services                       $  1,977,263
                                                                ------------
             Consumer Cyclicals - 7.1%
             Automobiles - 1.5%
   133,000   Koc Holdings AS                                    $     24,521
    31,000   PT Astra International Tbk (Local Shares)*               16,637
     8,000   Mahindra & Mahindra Ltd. (G.D.R.)                        89,200
                                                                ------------
                                                                $    130,358
                                                                ------------
             Homebuilding - 0.1%
     7,500   Land & House Public Co., Ltd.*                     $      7,119
                                                                ------------
             Leisure Time (Products) - 0.7%
     1,500   Bajaj Auto Ltd.                                    $     11,345
    24,000   Berjaya Sports Toto Bhd.                                 51,789
                                                                ------------
                                                                $     63,134
                                                                ------------
             Lodging (Hotels) - 0.4%
     4,050   The Indian Hotels Co. Ltd. (G.D.R.) (144A)         $     39,184
                                                                ------------
             Publishing - 0.3%
   900,000   Dogan Sirketler Grubu Holding AS*                  $     26,549
                                                                ------------
             Publishing (Newspapers) - 0.2%
     1,000   Agora SA (G.D.R.)*                                 $     14,750
                                                                ------------
             Retail (Department Stores) - 1.7%
     3,100   Edgars Stores Ltd.                                 $     39,587
   301,000   PT Matahari Putra Prima (Local Shares)*                  50,615
     1,200   Shinsegae Department Stores Co.                          60,661
                                                                ------------
                                                                $    150,863
                                                                ------------
             Retail (General Merchandise) - 0.1%
     4,000   Grupo Sanborns SA (Series B1)*                     $      8,865
                                                                ------------
             Retail (Specialty) - 0.5%
    23,215   Cifra, SA de CV (Series C)*                        $     44,200
                                                                ------------
             Services (Advertising/Marketing) - 0.6%
       750   Cheil Communications Inc.                          $     56,737
                                                                ------------

 The accompanying notes are an integral part of these financial statements.   27

 Emerging Markets Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99                                    (continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
             Services (Commercial & Consumer) - 0.5%
     3,580   Hansol CSN                                         $     44,297
                                                                ------------
             Textiles (Home Furnishings) - 0.5%
    19,000   Far Eastern Textile Ltd.                           $     45,404
                                                                ------------
             Total Consumer Cyclicals                           $    631,460
                                                                ------------
             Consumer Staples - 14.3%
             Broadcasting (Television/Radio/Cable) - 9.6%
   118,000   ABS-CBN Broadcasting Corp. (A.D.R.)*               $    146,402
   549,000   Benpres Holdings Corp.*                                  83,099
       700   Benpres Holdings Corp. (G.D.R.) (144A)*                   2,188
       350   Ceske Radiokomunikace (G.D.R.)*                          12,775
    12,000   Globo Cabo SA (A.D.R.)*                                 216,000
    18,455   Grupo Radio Centro SA de CV (A.D.R.)*                   154,561
     1,973   Grupo Televisa SA (G.D.R.)*                             134,657
     1,340   Matav-Cable System Media Ltd.                            38,736
     7,700   TV Azteca, SA de CV (A.D.R.)                             69,300
                                                                ------------
                                                                $    857,718
                                                                ------------
             Entertainment - 0.5%
    10,579   Corporacion Interamericana de
              Entretenimiento SA (Series B)*                    $     42,260
                                                                ------------
             Foods - 2.6%
     1,900   Cheil Jedang Corp.                                 $    219,199
     3,800   Thai Union Frozen Products Public Co. Ltd.               14,427
                                                                ------------
                                                                $    233,626
                                                                ------------
             Restaurants - 0.6%
    43,500   Kentucky Fried Chicken Bhd.                        $     57,237
                                                                ------------
             Retail Stores (Food Chains) - 0.3%
     6,000   President Chain Store Corp.                        $     26,478
                                                                ------------
             Specialty Printing - 0.7%
   458,000   Paramount Publishing Group                         $     61,864
                                                                ------------
             Total Consumer Staples                             $  1,279,183
                                                                ------------
             Energy - 1.1%
             Oil & Gas (Refining & Marketing) - 1.1%
     2,400   Bharat Petroleum Corp., Ltd.                       $     21,661
     2,035   Hindustan Petroleum Corp., Ltd. (New Shares)*             8,218
     2,293   SK Corp.                                                 69,466
                                                                ------------
             Total Energy                                       $     99,345
                                                                ------------
             Financial - 13.9%
             Banks (Major Regional) - 6.9%
 1,594,000   Akbank T.A.S.                                      $     47,021
     6,000   Bangkok Bank Ltd.                                        15,133
   375,000   Bank International*                                       8,050
    11,020   Grupo Financiero Banamex Accival (Class O)*              44,196
    36,000   JCG Holdings Ltd.                                        20,261
     3,191   Kookmin Bank                                             50,022
     9,400   Malayan Banking Bhd.                                     33,395
    83,200   National Finance Public Co., Ltd.*                       37,000
    72,000   PT Lippo Bank Tbk (Certificate of Entitlement)*               0
   252,000   PT Lippo Bank Tbk (Local Shares)*                         9,016
     2,725   Shinhan Bank                                             29,518

Shares                                                                 Value
             Banks (Major Regional) - (continued)
     3,850   State Bank of India (G.D.R.) (144A)                $     47,548
    22,500   Thai Farmers Bank, Ltd.*                                 37,634
 1,426,400   Turkiye Is Bankasi                                       68,375
     3,380   Uniao de Bancos Brasileiros SA (G.D.R.)                 101,822
 2,096,464   Yapi ve Kredi Bankasi AS                                 64,741
                                                                ------------
                                                                $    613,732
                                                                ------------
             Consumer Finance - 0.6%
    28,300   African Bank Investments Ltd.*                     $     58,393
                                                                ------------
             Financial (Diversified) - 4.9%
   168,000   Ayala Corp.                                        $     48,983
    10,000   Bank of East Asia*                                       27,787
     7,100   Great Eagle Holdings Ltd.                                12,604
     2,300   Henderson Land Development                               14,764
     7,500   Housing Development Finance Corp. Ltd.                   49,310
     3,731   Imperial Holdings Ltd.*                                  40,795
       200   Korea Development Investment Finance*                    11,273
   132,000   Land & General Bhd.                                      58,358
    11,000   New World Development Co., Ltd.                          24,764
    11,200   Pakistan Investment Fund Inc.                            26,600
    24,000   Public Finance Bhd.                                      27,284
    13,000   WEBS - Malaysia Index Series                             91,812
                                                                ------------
                                                                $    434,334
                                                                ------------
             Investment Banking/Brokerage - 1.0%
    21,600   AMMB Holdings Bhd.                                 $     51,726
     3,900   Korea Technology Banking Co.*                            37,781
                                                                ------------
                                                                $     89,507
                                                                ------------
             Investment Management - 0.5%
   760,000   Haci Omer Sabanci Holding AS                       $     44,137
                                                                ------------
             Total Financial                                    $  1,240,103
                                                                ------------
             Healthcare - 1.6%
             Biotechnology - 0.9%
     2,500   Dr. Reddy's Laboratories Ltd.*                     $     82,874
                                                                ------------
             Healthcare (Drugs/Major Pharmaceuticals) - 0.7%
       100   Cipla Ltd.                                         $      3,195
       200   Cipla Ltd. (New Shares)*                                  6,379
     1,300   E. Merck (India) Ltd.                                    19,126
     1,500   Knoll Pharmaceutical Ltd.*                               18,410
       400   Sun Pharmaceutical Industries, Ltd.                      15,747
                                                                ------------
                                                                $     62,857
                                                                ------------
             Total Healthcare                                   $    145,731
                                                                ------------
             Technology - 31.3%
             Communications Equipment - 4.2%
       560   AudioCodes Ltd.*                                   $     51,520
       200   Comverse Technology, Inc.*                               28,950
     5,000   Datacraft Asia Ltd.                                      41,500
     1,225   Gilat Satellite Networks Ltd.*                          145,469
       470   Insung Information*                                      16,060
     1,310   Nice Systems Ltd. (A.D.R.)*                              64,436
       700   Orckit Communications Ltd.*                              24,019
                                                                ------------
                                                                $    371,954
                                                                ------------

28    The accompanying notes are an integral part of these financial statements.

 Emerging Markets Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99                                    (continued)
--------------------------------------------------------------------------------

Shares                                                          Value
           Computers (Hardware) - 0.9%
  54,000   Great Wall Technology Co. (Class H)*          $     52,447
   2,000   Synnex Technology International Corp.               13,127
     160   Trigem Computer, Inc.                               17,754
                                                         ------------
                                                         $     83,328
                                                         ------------
           Computers (Networking) - 0.6%
  15,000   Accton Technology Corp.*                      $     50,900
                                                         ------------
           Computers (Peripherals) - 1.7%
   3,312   Acer Periphals, Inc.                          $     13,719
     500   DSP Group, Inc.*                                    46,500
   1,810   Daou Technology Inc.*                               62,963
     668   Korea Data System                                    7,648
   3,000   Systex Corp.*                                       20,456
                                                         ------------
                                                         $    151,286
                                                         ------------
           Computers (Software & Services) - 15.1%
   8,700   Art-In Internet Technologies and Electronic
            Commerce, Ltd.*                              $     20,689
   3,400   BFL Software Ltd.*                                  86,837
     485   Check Point Software Technologies Ltd.*             96,394
   5,400   DSQ Software, Ltd.*                                103,407
   1,890   Formula Systems Ltd. (A.D.R.)*                      79,262
   3,400   HCL Technologies Ltd.*                              45,333
     140   Infosys Technologies Ltd.                           46,719
  74,000   I-ONE.NET International                             40,210
  12,000   Ixchange Technology Holdings*                       50,690
     800   Mastek Ltd.                                         84,703
     900   Mastek Ltd. (Bonus Shares)*                         95,208
   1,600   NIIT Ltd.                                          121,951
   1,480   Satyam Computer Services                            74,817
     280   Satyam Computer Services (Bonus Shares)             14,143
  21,000   Softline Ltd.*                                      33,607
   1,500   Starmedia Network Inc.*                             60,094
   3,300   Tecnomatix Technologies Ltd.*                       94,875
     600   VisualSoft Ltd.                                    107,903
   5,500   VocalTec Communications, Ltd.*                      92,125
                                                         ------------
                                                         $  1,348,967
                                                         ------------
           Electronics (Component Distributors) - 3.4%
   8,000   ACER Sertek Inc.                              $     46,901
   3,000   Asustek Computer, Inc.                              31,639
   7,000   Hana Microelectronics Public Co., Ltd.*             33,453
   1,725   L.G. Electronics                                    71,400
   9,621   Phoenixtec Power Co., Ltd.                          18,546
   1,250   Samsung Corp.*                                      18,714
 119,000   TCL International Holdings, Ltd.*                   83,431
                                                         ------------
                                                         $    304,084
                                                         ------------

Shares                                                          Value
           Electronics (Semiconductors) - 2.3%
   2,000   Ambit Microsystems Corp.                      $     14,848
   1,000   Hon Hai Precision Industry*                          7,456
   2,000   Hyundai Electronics*                                42,448
     690   Orbotech Ltd.*                                      53,475
   8,000   Taiwan Semiconductor Manufacturing Co.*             42,568
   4,000   Unisem Bhd.                                         25,684
   6,000   United Microelectronics Corporation, Ltd.*          21,411
                                                         ------------
                                                         $    207,890
                                                         ------------
           Photography/Imaging - 0.2%
  62,000   PT Modern Photo Tbk (Local Shares)*           $     21,295
                                                         ------------
           Services (Computer Systems) - 2.2%
  22,239   Dimension Data Holdings Ltd.*                 $    139,468
  44,000   Founder Hong Kong, Ltd.*                            53,772
                                                         ------------
                                                         $    193,240
                                                         ------------
           Services (Data Processing) - 0.7%
   6,500   Shinawatra Computer Co., Plc                  $     61,436
                                                         ------------
           Total Technology                              $  2,794,380
                                                         ------------
           Transportation - 0.8%
           Railroads - 0.6%
  31,000   Malaysia International Shipping Bhd.          $     50,987
                                                         ------------
           Shipping - 0.2%
  43,000   Far Eastern Silo & Shipping Corp.             $     18,359
                                                         ------------
           Total Transportation                          $     69,346
                                                         ------------
           Utilities - 0.4%
           Electric Companies - 0.4%
     300   BSES, Ltd.                                    $      1,317
   1,300   Korea Electric Power (A.D.R.)                       21,775
   3,500   Manila Electric Co. (B Shares)                       9,988
                                                         ------------
           Total Utilities                               $     33,080
                                                         ------------
           TOTAL COMMON STOCKS
           (Cost $6,550,746)                             $  8,553,843
                                                         ------------
           RIGHTS/WARRANTS - 0.5%
     592   Acer Peripherals, Inc., 1/20/00*              $      2,245
  72,000   PT Lippo Bank, 4/15/02*                                 --
  20,000   Queenbee Restaurant, 3/24/03*                        8,437
  79,900   Siam Commercial Bank, 5/10/02*                      37,123
                                                         ------------
           TOTAL RIGHTS/WARRANTS
           (Cost $35,208)                                $     47,805
                                                         ------------
           TOTAL INVESTMENT IN SECURITIES - 100%
           (Cost $6,790,477) (a)                         $  8,924,260
                                                         ------------

The accompanying notes are an integral part of these financial statements.    29

 Emerging Markets Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99                                    (continued)
--------------------------------------------------------------------------------

*    Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 1999, the value of these securities amounted to $163,320 or 1.7% of total net assets.

(a) Distribution of investments by country of issue, as percentage of total equity holdings, is as follows:

     India                                 14.9%
     South Korea                           13.6
     Mexico                                11.3
     Brazil                                 9.2
     Israel                                 8.5
     Malaysia                               6.7
     Philippines                            4.8
     Indonesia                              4.6
     Taiwan                                 4.2
     South Africa                           4.1
     Thailand                               4.0
     Hong Kong                              3.3
     Turkey                                 3.1
     United States                          1.9
     Singapore                              1.8
     Greece                                 1.6
     Others (Individually less than 1%)     2.4
                                         ------
                                          100.0%
                                         ------

30    The accompanying notes are an integral part of these financial statements.

 Europe Portfolio                               PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Shares                                                               Value
           PREFERRED STOCK - 1.9%
     380   SAP AG                                             $    229,293
                                                              ------------
           Total Preferred Stock
           (Cost $141,363)                                    $    229,293
                                                              ------------
           COMMON STOCKS - 98.1%
           Basic Materials - 0.7%
           Chemicals - 0.7%
   1,600   BASF AG                                            $     82,522
                                                              ------------
           Total Basic Materials                              $     82,522
                                                              ------------
           Capital Goods - 9.2%
           Aerospace/Defense - 1.0%
  17,200   British Aerospace Plc                              $    113,078
                                                              ------------
           Engineering & Construction - 0.4%
     460   Technip                                            $     47,172
                                                              ------------
           Machinery (Diversified) - 3.1%
  22,700   Invensys Plc                                       $    122,652
   2,400   Sidel SA (Bearer Shares)                                247,808
                                                              ------------
                                                              $    370,460
                                                              ------------
           Manufacturing (Diversified) - 3.4%
   1,650   Mannesmann AG                                      $    402,235
                                                              ------------
           Manufacturing (Specialized) - 0.5%
   3,800   Tomra Systems ASA                                  $     64,540
                                                              ------------
           Trucks & Parts - 0.8%
   1,300   Valeo                                              $    100,312
                                                              ------------
           Total Capital Goods                                $  1,097,797
                                                              ------------
           Communication Services - 15.3%
           Cellular/Wireless Telecommunications - 4.8%
   3,800   Libertel NV*                                       $     99,526
   2,700   Sonera Group Plc                                        189,084
  13,500   Telecom Italia Mobile SpA                                64,324
  44,000   Vodafone AirTouch Plc                                   217,484
                                                              ------------
                                                              $    570,418
                                                              ------------
           Telecommunications (Long Distance) - 1.5%
   7,000   Cable & Wireless Plc                               $    118,272
     950   KPNQwest*                                                63,257
                                                              ------------
                                                              $    181,529
                                                              ------------
           Telephone - 9.0%
  14,125   British Telecom Plc                                $    342,014
     100   British Telecom Plc (A.D.R.)                             23,800
   7,400   Global Telesystems Group, Inc.*                         256,225
     200   Swisscom AG                                              80,889
   4,000   Telecom Italia Mobile SpA                                44,686
  11,522   Telefonica SA*                                          287,846
     468   Telefonica SA (A.D.R.)                                   36,898
                                                              ------------
                                                              $  1,072,358
                                                              ------------
           Total Communication Services                       $  1,824,305
                                                              ------------

Shares                                                               Value
           Consumer Cyclicals - 5.0%
           Services (Commercial & Consumer) - 5.0%
     100   Altran Technologies SA                             $     60,441
   8,000   Hays Plc                                                127,673
      27   Kuoni Reisen Holding AG (Series B) (Registered)         112,083
   2,400   TNT Post Group NV                                        68,782
   2,468   Vivendi                                                 222,883
                                                              ------------
                                                              $    591,862
                                                              ------------
           Total Consumer Cyclicals                           $    591,862
                                                              ------------
           Consumer Staples - 10.7%
           Broadcasting (Television/Radio/Cable) - 4.6%
     800   Canal Plus                                         $    116,450
   1,600   NDS Group Plc (A.D.R.)*                                  48,800
   1,800   PT Multimedia Servicos*                                 102,393
   1,700   Sogecable*                                              108,572
   1,400   United Pan-Europe Communications NV*                    179,107
                                                              ------------
                                                              $    555,322
                                                              ------------
           Entertainment - 1.4%
   5,000   Pearson Plc                                        $    162,742
                                                              ------------
           Foods - 1.3%
     350   Group Danone                                       $     82,502
   9,714   Unilever Plc                                             71,394
                                                              ------------
                                                              $    153,896
                                                              ------------
           Restaurants - 1.1%
  10,000   Compass Group Plc                                  $    137,301
                                                              ------------
           Retail Stores (Food Chains) - 1.1%
     700   Carrefour Supermarch SA                            $    129,112
                                                              ------------
           Services (Employment) - 1.2%
     180   Adecco SA                                          $    140,175
                                                              ------------
           Total Consumer Staples                             $  1,278,548
                                                              ------------
           Energy - 4.4%
           Oil (International Integrated) - 2.0%
  28,000   Shell Transport & Trading Co.                      $    232,700
                                                              ------------
                                                              $    232,700
                                                              ------------
           Oil & Gas (Refining & Marketing) - 2.4%
  13,500   ENI SpA                                            $     74,252
     300   ENI SpA (A.D.R.)                                         16,538
   4,250   Polski Koncern Nafto (G.D.R.)*                           53,125
     798   Total Fina SA                                           106,512
     570   Total Fina SA (A.D.R.)*                                  39,473
                                                              ------------
                                                              $    289,900
                                                              ------------
           Total Energy                                       $    522,600
                                                              ------------
           Financial - 20.5%
           Banks (Major Regional) - 8.5%
  20,000   Banca Fideuram SpA                                 $    236,929
   3,200   Banca Popolare di Brescia                               283,186
  12,060   Banco Santander Central Hispano SA                      136,551
     800   Deutsche Pfandbriefbank AG                               59,796
      70   Julius Baer Holding AG                                  211,455
   7,000   Svenska Handelbanken                                     88,024
                                                              ------------
                                                              $  1,015,941
                                                              ------------

The accompanying notes are an integral part of these financial statements.    31

 Europe Portfolio                               PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99                                    (continued)
--------------------------------------------------------------------------------

Shares                                                        Value
           Banks (Money Center) - 2.0%
  11,000   Lloyds TSB Group Plc                        $    136,638
   5,500   Royal Bank Of Scotland Group                      97,370
                                                       ------------
                                                       $    234,008
                                                       ------------
           Banks (Regional) - 0.5%
   5,000   Halifax Plc                                 $     55,970
                                                       ------------
           Financial (Diversified) - 2.1%
   3,500   Fortis NV                                   $    126,045
     400   Marschollek, Lautenschlaeger Und
            Partner AG                                      120,882
                                                       ------------
                                                       $    246,927
                                                       ------------
           Insurance (Life/Health) - 2.1%
  10,000   Mediolanum SpA                              $    130,956
   6,500   Prudential Corp. Plc                             126,833
                                                       ------------
                                                       $    257,789
                                                       ------------
           Insurance (Multi-Line) - 2.3%
     150   Allianz AG                                  $     50,468
     690   Axa SA                                            96,198
     300   Axa SA (A.D.R.)                                   21,300
     180   Zurich Versicherungsgesellschaft
            (Registered Shares)                             102,644
                                                       ------------
                                                       $    270,610
                                                       ------------
           Insurance (Property/Casualty) - 1.2%
   4,750   Skandia Forsakrings AB*                     $    143,466
                                                       ------------
           Investment Banking/Brokerage - 0.3%
     450   Consors Discount Broker AG*                 $     37,625
                                                       ------------
           Investment Management - 1.5%
  15,500   Amvescap Plc                                $    180,267
                                                       ------------
           Total Financial                             $  2,442,603
                                                       ------------
           Healthcare - 9.4%
           Biotechnology - 1.8%
   5,000   Celltech Chiroscience Plc*                  $     42,725
   2,300   Qiagen NV*                                       176,571
                                                       ------------
                                                       $    219,296
                                                       ------------
           Healthcare (Drugs/Major
           Pharmaceuticals) - 6.0%
   2,925   Aventis SA*                                 $    169,723
   5,100   Glaxo Wellcome Plc                               144,495
     400   Glaxo Wellcome Plc (A.D.R.)                       22,350
      60   Novartis AG                                       88,099
     200   Novartis AG (A.D.R.)                              14,688
      12   Roche Holdings AG                                142,435
     200   Roche Holdings AG (A.D.R.)                        23,738
   7,500   Smithkline Beecham Plc                            95,101
     300   Smithkline Beecham Plc (A.D.R.)                   19,331
                                                       ------------
                                                       $    719,960
                                                       ------------

Shares                                                        Value
           Healthcare (Medical Products/Supplies) - 1.6%
  30,000   Biora AB*                                   $    153,014
   3,500   Biora AB (A.D.R.)*                                31,500
                                                       ------------
                                                       $    184,514
                                                       ------------
           Total Healthcare                            $  1,123,770
                                                       ------------
           Technology - 19.4%
           Communications Equipment - 4.9%
     500   Alcatel SA                                  $    114,838
   1,600   Ericsson LM Telephone Services (Class B)         102,856
   1,700   Nokia AB                                         307,907
     300   Nokia AB (A.D.R.)                                 57,000
                                                       ------------
                                                       $    582,601
                                                       ------------
           Computers (Networking) - 0.8%
     800   Equant NV*                                  $     90,823
                                                       ------------
           Computers (Software & Services) - 6.3%
     350   Brokat Infosystems AG*                      $     72,983
     600   Cap Gemini SA                                    152,311
   4,433   Dassault Systemes SA                             288,923
     470   GFI Informatique                                  60,555
   1,200   Lernout & Hauspie Speech Products NV*             55,500
   1,900   Tietoenator Oyj (B Shares)                       116,752
                                                       ------------
                                                       $    747,024
                                                       ------------
           Electronics (Component Distributors) - 2.1%
   2,000   Siemens AG                                  $    255,867
                                                       ------------
           Electronics (Semiconductors) - 0.8%
     620   STMicroelectronics NV                       $     95,432
                                                       ------------
           Services (Computer Systems) - 3.0%
   4,570   Getronics NV                                $    364,605
                                                       ------------
           Services (Data Processing) - 1.5%
     300   Infonet Services Corp.*                     $      7,875
  13,880   Merkantildata ASA                                168,137
                                                       ------------
                                                       $    176,012
                                                       ------------
           Total Technology                            $  2,312,364
                                                       ------------
           Transportation - 1.3%
           Railways - 1.3%
  61,766   Stagecoach Holdings Plc                     $    158,635
                                                       ------------
           Total Transportation                        $    158,635
                                                       ------------
           Utilities - 2.2%
           Electric Companies - 1.9%
     500   Endesa SA (A.D.R.)                          $     10,094
     300   Scottish Power Plc (A.D.R.)                        8,400
  11,500   Union Electrica Fenosa SA                        200,876
                                                       ------------
                                                       $    219,370
                                                       ------------
           Power Producers (Independent) - 0.3%
   6,200   Thus Plc*                                   $     39,158
                                                       ------------
           Total Utilities                             $    258,528
                                                       ------------

32    The accompanying notes are an integral part of these financial statements.

 Europe Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Value
     TOTAL COMMON STOCKS
     (Cost $8,939,377)                $ 11,693,534
                                      ------------
     TOTAL INVESTMENT IN SECURITIES
     (Cost $9,080,740)(a)             $ 11,922,827
                                      ------------
*    Non-income producing security.

(a)  Distribution of investments by country of issue, as a
     percentage of total equity holdings, is as follows:
     United Kingdom                                              23.5%
     France                                                      18.8
     Germany                                                     11.0
     Netherlands                                                  9.0
     Switzerland                                                  7.7
     Italy                                                        7.1
     Spain                                                        6.5
     Finland                                                      5.6
     Sweden                                                       4.4
     United States                                                3.1
     Norway                                                       2.0
     Others (individually less than 1%)                           1.3
                                                               ------
                                                                100.0%
                                                               ------

The accompanying notes are an integral part of these financial statements.    33

 International Growth Portfolio                 PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Principal
Amount                                                             Value
             INVESTMENT IN SECURITIES - 96.1%
             CONVERTIBLE CORPORATE BOND - 0.6%
 $  150,000  Finlayson Global Corp., Ltd. 0.0%,
              2/19/04 (144A)*                               $    391,095
                                                            ------------
             Total Convertible Corporate Bond               $    391,095
                                                            ------------
             (Cost $156,074)
Shares
             PREFERRED STOCKS - 2.7%
     55,179  News Corp Ltd.                                 $    472,737
  1,000,000  Petrobras Brasileiro SA                             254,636
        550  SAP AG                                              331,872
      3,500  Telecomunicacoes Brasileiras (A.D.R.)               449,750
      8,600  Tele Sudeste Celular Participacoes (A.D.R.)         333,788
                                                            ------------
             Total Preferred Stocks
             (Cost $1,323,383)                              $  1,842,783
                                                            ------------
             COMMON STOCKS - 92.8%
             Basic Materials - 5.0%
             Chemicals (Diversified) - 2.6%
     21,435  Aventis SA*                                    $  1,244,682
    100,000  WMC Ltd.                                            551,460
                                                            ------------
                                                            $  1,796,142
                                                            ------------
             Construction (Cement & Aggregates) - 1.3%
     55,002  Cemex SA (RPO)                                 $    307,663
        430  Holderbank Financiere Glarus AG
              (Bearer Shares)                                    588,708
                                                            ------------
                                                            $    896,371
                                                            ------------
             Paper & Forest Products - 1.1%
     18,000  Kymmene OY                                     $    761,557
                                                            ------------
             Total Basic Materials                          $  3,454,070
                                                            ------------
             Capital Goods - 7.8%
             Aerospace/Defense - 1.3%
     78,000  British Aerospace Plc                          $    512,793
     11,000  Thomson CSF                                         363,341
                                                            ------------
                                                            $    876,134
                                                            ------------
             Electrical Equipment - 0.8%
      4,500  ABB Ltd.*                                      $    550,383
                                                            ------------
             Machinery (Diversified) - 0.6%
     69,000  Invensys Plc                                   $    372,819
                                                            ------------
             Manufacturing (Diversified) - 2.5%
      7,000  Mannesmann AG                                  $  1,706,452
                                                            ------------
             Office Equipment & Supplies - 1.9%
     23,000  Canon, Inc.                                    $    913,967
      9,000  Societe BIC SA                                      409,609
                                                            ------------
                                                            $  1,323,576
                                                            ------------
             Trucks & Parts - 0.7%
      6,500  Valeo                                          $    501,560
                                                            ------------
             Total Capital Goods                            $  5,330,924
                                                            ------------

Shares                                                               Value
           Communication Services - 15.4%
           Cellular/Wireless Telecommunications - 6.5%
  13,000   Libertel NV*                                       $    340,485
      50   NTT Mobile Communication Network, Inc.                1,923,265
  10,000   Orange Plc*                                             339,052
   7,210   SK Telecom., Ltd. (A.D.R.)                              276,684
  13,500   Sonera Group Plc                                        945,419
 122,500   Vodaphone Group Plc                                     605,495
                                                              ------------
                                                              $  4,430,400
                                                              ------------
           Telecommunications (Long Distance) - 1.5%
  42,000   Cable & Wireless Optus Plc                         $    709,634
   6,500   Colt Telecom Group Plc*                                 335,562
                                                              ------------
                                                              $  1,045,196
                                                              ------------
           Telephone - 7.4%
  35,514   British Telecom Plc                                $    859,913
   1,400   Deltathree.com, Inc.*                                    36,050
   3,000   Deutsche Telekom*                                       213,659
  20,000   Global Telesystems Group, Inc.*                         692,500
   2,000   Korea Telecom Corp. (A.D.R.)                            149,500
      16   Nippon Telegraph & Telephone Corp.                      274,053
  13,000   Philippine Long Distance Telephone Co. (A.D.R.)         336,375
     400   Swisscom                                                161,779
 105,000   Telecome Italia SpA Di Risp                             639,919
  30,000   Telecom Italia Mobile SPA                               335,146
  52,837   Telefonica SA*                                        1,319,990
                                                              ------------
                                                              $  5,018,884
                                                              ------------
           Total Communication Services                       $ 10,494,480
                                                              ------------
           Consumer Cyclicals - 10.9%
           Auto Parts & Equipment - 0.2%
   6,000   Autoliv Inc. (A.D.R.)                              $    175,579
                                                              ------------
           Automobiles - 1.9%
  22,100   Bayerische Motoren Werke AG                        $    690,136
  13,000   Renault SA                                              626,753
                                                              ------------
                                                              $  1,316,889
                                                              ------------
           Building Materials - 0.3%
  46,707   Williams Plc                                       $    212,003
                                                              ------------
           Consumer (Jewelry, Novelties, & Gifts) - 0.3%
  20,000   Bulgari SpA                                        $    179,711
                                                              ------------
           Hardware & Tools - 0.7%
  52,000   Makita Corp.                                       $    468,239
                                                              ------------
           Household Furnishings & Appliances - 4.0%
  30,000   Fisher & Paykel Industries Ltd.                    $    114,428
   4,150   Ryohin Keikaku Ltd.                                     833,087
   6,000   Sony Corp.                                            1,779,387
                                                              ------------
                                                              $  2,726,902
                                                              ------------
           Leisure Time (Products) - 1.5%
  70,000   Berjaya Sports Toto Bhd.                           $    151,053
   4,000   Club Mediterranee SA*                                   462,575
  57,000   Tabcor Holdings Ltd.                                    385,955
                                                              ------------
                                                              $    999,583
                                                              ------------

34    The accompanying notes are an integral part of these financial statements.

 International Growth Portfolio                 PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                        Value
           Publishing (Newspapers) - 0.8%
  70,000   Reed International Plc                      $    525,780
                                                       ------------
           Services (Commercial & Consumer) - 0.9%
   6,545   Vivendi                                     $    591,072
                                                       ------------
           Textiles (Apparel) - 0.3%
   2,000   Gucci Group NV                              $    229,000
                                                       ------------
           Total Consumer Cyclicals                    $  7,424,758
                                                       ------------
           Consumer Staples - 7.2%
           Beverages (Non-Alcoholic) - 0.7%
  58,000   Cadbury Schweppes Plc                       $   $349,454
   3,400   Coca-Cola West Japan Co. Ltd.                    143,095
                                                       ------------
                                                       $    492,549
                                                       ------------
           Broadcasting (Television/Radio/Cable) - 3.2%
   1,800   Canal Plus                                  $    262,012
   5,500   Grupo Televisa, SA (A.D.R.)*                     375,375
   2,000   Nippon Broadcasting System                       174,219
  14,000   Reuters Group Plc                                194,482
   9,000   United Pan-Europe Communications NV*           1,151,402
                                                       ------------
                                                       $  2,157,490
                                                       ------------
           Entertainment - 1.0%
   8,000   Oriental Land Co., Ltd.                     $    687,482
                                                       ------------
           Foods - 0.9%
   1,200   Groupe Danone                               $    282,864
 164,625   JG Summit Holding, Inc. (Series B)+*              15,482
     160   Nestle SA                                        293,111
                                                       ------------
                                                       $    591,457
                                                       ------------
           Household Products (Non-Durables) - 1.0%
  25,000   Kao Corp.                                   $    713,272
                                                       ------------
           Retail Stores (Drug Stores) - 0.4%
  28,000   Boots Company Plc                           $    274,084
                                                       ------------
           Total Consumer Staples                      $  4,916,334
                                                       ------------
           Energy - 3.7%
           Oil (International Integrated) - 1.3%
 110,000   Fortum Oyj                                  $    507,503
  44,000   Shell Transport & Trading Co.                    365,672
                                                       ------------
                                                       $    873,175
                                                       ------------
           Oil & Gas (Refining & Marketing) - 2.4%
  64,000   Eni SpA                                     $    352,009
  15,000   Repsol SA (L Shares)                             347,838
   7,296   Total Fina SA                                    973,827
                                                       ------------
                                                       $  1,673,674
                                                       ------------
           Total Energy                                $  2,546,849
                                                       ------------
           Financial - 14.4%
           Banks (Major Regional) - 5.1%
  14,000   Banca Popolare di Brescia                   $  1,238,941
  45,000   Banca Popolare di Milano                         350,407
  52,000   Banco Santander Central Hispano, SA              588,776
   4,500   Deutsche Pfanbriefbank AG                        336,354
  29,075   Development Bank of Singapore Ltd.               476,582
   9,000   Housing & Commercial Bank, Korea                 285,337

Shares                                                        Value
           Banks (Major Regional) - (continued)
  18,000   Svenska Handelbanken                        $    226,349
                                                       ------------
                                                       $  3,502,746
                                                       ------------
           Banks (Money Center) - 1.9%
  14,000   Barclays Plc                                $    402,307
  31,000   Lloyds TSB Group Plc                             385,071
  27,000   Royal Bank of Scotland Group                     478,000
                                                       ------------
                                                       $  1,265,378
                                                       ------------
           Banks (Regional) - 0.6%
  34,000   Halifax Plc                                 $    380,597
                                                       ------------
           Financial (Diversified) - 1.7%
  20,000   Cheung Kong Holdings Ltd.                   $    254,068
  11,000   Forits NV                                        396,141
   9,580   Nichiei Co., Ltd.                                208,159
  55,000   Swire Pacific Ltd.                               324,757
                                                       ------------
                                                       $  1,183,125
                                                       ------------
           Insurance (Life/Health) - 1.3%
   9,800   Manulife Financial Corp.*                   $    125,258
  27,000   Prudential Corp. Plc                             526,846
   2,000   Union des Assurances Federal                     234,914
                                                       ------------
                                                       $    887,018
                                                       ------------
           Insurance (Multi-Line) - 2.5%
     700   Allianz AG                                  $    235,519
  35,000   Allied Zurich Plc                                412,709
   4,500   Axa                                              627,378
     730   Zurich Allied AG                                 416,278
                                                       ------------
                                                       $  1,691,884
                                                       ------------
           Investment Banking/Brokerage - 1.2%
  60,000   AMMB Holdings                               $    143,684
   3,000   Consors Discount Broker AG*                      250,830
  27,000   Daiwa Securities Group, Inc.                     422,560
                                                       ------------
                                                       $    817,074
                                                       ------------
           Investment Management - 0.1%
  13,000   Ashi Bank Ltd.                              $     80,161
                                                       ------------
           Total Financial                             $  9,807,983
                                                       ------------
           Healthcare - 2.9%
           Healthcare (Drugs/Major Pharmaceuticals) - 2.0%
  15,000   Glaxo Wellcome Plc                          $    424,985
     200   Novartis AG                                      293,663
      55   Roche Holdings AG                                652,829
                                                       ------------
                                                       $  1,371,477
                                                       ------------
           Healthcare (Medical Products/Supplies) - 0.9%
  22,000   Terumo Corp.                                $    587,844
                                                       ------------
           Total Healthcare                            $  1,959,321
                                                       ------------
           Technology - 21.2%
           Communications Equipment - 4.9%
   7,403   ECI Telecommunications Ltd.                 $    234,120
   3,000   Gilat Satellite Networks Ltd.*                   356,250
   5,000   Matsushita Communication Industrial Ltd.       1,321,327
   8,000   Nokia AB                                       1,448,973
                                                       ------------
                                                       $  3,360,670
                                                       ------------

The accompanying notes are an integral part of these financial statements.    35

 International Growth Portfolio                 PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99                                    (continued)
--------------------------------------------------------------------------------

Shares                                                        Value
           Computers (Hardware) - 0.3%
  64,064   Compal Electronics Corp.                    $    215,350
                                                       ------------
           Computers (Networking) - 0.9%
   5,500   Equant NV*                                  $    624,406
                                                       ------------
           Computers (Peripherals) - 0.1%
   3,006   Korea Data Systems                          $     34,415
                                                       ------------
           Computers (Software & Services) - 3.5%
   2,800   Check Point Software Technologies Ltd.*     $    556,500
   1,900   Softbank Corp.                                 1,818,733
                                                       ------------
                                                       $  2,375,233
                                                       ------------
           Electronics (Component Distributors) - 3.8%
   5,520   Philips Electronics NV                      $    750,678
  10,000   Siemens AG                                     1,279,335
  78,000   Toshiba Corp.                                    595,478
                                                       ------------
                                                       $  2,625,491
                                                       ------------
           Electronics (Instrumentation) - 0.3%
  60,000   Elec & Eltek International Co., Ltd.        $    194,400
                                                       ------------
           Electronics (Semiconductors) - 6.2%
  15,000   Fujitsu Ltd.                                $    684,154
   3,500   Rohm Co., Ltd.                                 1,438,779
   5,000   STMicroelectronics NV                            769,616
  46,100   Taiwan Semiconductor Manufacturing Co.*          245,299
   8,000   Tokyo Electron Ltd.                            1,096,212
                                                       ------------
                                                       $  4,234,060
                                                       ------------
           Services (Computer Systems) - 0.6%
   5,500   Getronics NV                                $    438,802
                                                       ------------
           Services (Data Processing) - 0.6%
  31,000   Merkantildata ASA                           $    375,523
                                                       ------------
           Total Technology                            $ 14,478,350
                                                       ------------
           Transportation - 1.9%
           Railroads - 0.8%
 160,000   Malaysia International Shipping Bhd.        $    263,158
  18,000   Railtrack Group Plc                              302,384
                                                       ------------
                                                       $    565,542
                                                       ------------
           Shipping - 1.1%
  15,000   Brambles Industries Ltd.                    $    414,806
  20,000   Peninsular & Orient Steam Navigation Co.         331,783
                                                       ------------
                                                       $    746,589
                                                       ------------
           Total Transportation                        $  1,312,131
                                                       ------------
           Utilities - 2.4%
           Electric Companies - 2.0%
  59,125   British Energy Plc*                         $    339,041
   9,000   British Energy Plc (Class A)                       7,269
  66,000   British Energy Plc (Deferred Shares)*                  0
  13,000   Endesa SA                                        258,113
  61,700   Enel SpA*                                        258,559
  68,000   Scottish Power Plc                               516,250
                                                       ------------
                                                       $  1,379,232
                                                       ------------

Shares                                                        Value
           Power Producers (Independent) - 0.4%
   6,000   Veba AG                                     $    292,837
                                                       ------------
           Total Utilities                             $  1,672,069
                                                       ------------
           Total Common Stocks                         $ 63,397,269
                                                       ------------
           (Cost $43,665,840)
           WARRANTS - 0.0%
   3,000   Cemex SA, 12/13/02*                         $      2,533
                                                       ------------
           Total Warrants
           (Cost $1,046)                               $      2,533
                                                       ------------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $45,146,343) (a)                      $ 65,633,680
                                                       ------------

Principal
Amount
              TEMPORARY CASH INVESTMENT - 3.9%
              Repurchase Agreement - 3.9%
$2,700,000    Credit Suisse First Boston Group, Inc.,
              3.0%, dated 12/31/99, repurchase price
              of $2,700,000 plus accrued interest on
              1/3/00, collateralized by $2,832,000
              U.S. Treasury Bills, 5.737%, 6/29/00      $ 2,700,000
                                                        -----------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $2,700,000)                         $ 2,700,000
                                                        -----------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100%
              (Cost $47,846,343)                        $68,333,680
                                                        -----------

+ Security is restricted for resale until receipt of shares in six month intervals through January 2000.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration At December 31, 1999, the value of these securities amounted to $391,095 or 0.6% of total net assets.

*    Non-income producing security.

(a)  Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:
     Japan                                                                       24.6%
     United Kingdom                                                              15.5
     France                                                                      12.2
     Germany                                                                      8.1
     Finland                                                                      5.6
     Italy                                                                        5.1
     Netherlands                                                                  5.0
     Switzerland                                                                  4.5
     Spain                                                                        3.8
     Australia                                                                    2.8
     Israel                                                                       1.7
     Singapore                                                                    1.6
     Brazil                                                                       1.6
     South Korea                                                                  1.1
     Mexico                                                                       1.1
     United States                                                                1.1
     Others (Individually less than 1%)                                           4.6
                                                                               -------
                                                                                100.0%
                                                                               -------

36    The accompanying notes are an integral part of these financial statements.

 Capital Growth Portfolio                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Shares                                                       Value
            COMMON STOCKS - 95.5%
            Basic Materials - 5.9%
            Chemicals - 1.5%
   46,000   IMC Global Inc.                           $    753,250
   85,000   Lyondell Chemical Co.                        1,083,750
                                                      ------------
                                                      $  1,837,000
                                                      ------------
            Chemicals (Specialty) - 1.9%
   36,000   Borden Chemicals & Plastics, L.P.         $    173,250
   23,000   Hercules, Inc.                                 641,125
   83,000   Wellman, Inc.                                1,545,875
                                                      ------------
                                                      $  2,360,250
                                                      ------------
            Gold & Precious Metals Mining - 0.4%
   25,000   Barrick Gold Corp.                        $    442,187
                                                      ------------
            Metals Mining - 0.3%
   15,000   Penn Engineering & Manufacturing Corp.    $    347,344
                                                      ------------
            Paper & Forest Products - 1.8%
   25,000   Bowater, Inc.                             $  1,357,812
   15,500   Georgia-Pacific Group                          786,625
                                                      ------------
                                                      $  2,144,437
                                                      ------------
            Total Basic Materials                     $  7,131,218
                                                      ------------
            Capital Goods - 7.0%
            Aerospace/Defense - 0.6%
   19,500   Cordant Technologies, Inc.                $    643,500
    2,600   Precision Castparts Corp.                       68,250
                                                      ------------
                                                      $    711,750
                                                      ------------
            Electrical Equipment - 2.6%
   20,000   Molex, Inc.                               $  1,133,750
    6,000   SCI Systems, Inc.*                             493,125
   49,000   Vishay Intertechnology, Inc.*                1,549,625
                                                      ------------
                                                      $  3,176,500
                                                      ------------
            Machinery (Diversified) - 1.2%
   54,000   Kaydon Corp.                              $  1,447,875
                                                      ------------
            Manufacturing (Diversified) - 0.2%
    6,800   Hillenbrand Industries, Inc.              $    215,475
                                                      ------------
            Manufacturing (Specialized) - 1.0%
   23,000   Sealed Air Corp.*                         $  1,191,688
                                                      ------------
            Metal Fabricators - 0.8%
   55,000   Brush Wellman, Inc.                       $    924,687
                                                      ------------
            Waste Management - 0.6%
   40,000   Waste Management, Inc.                    $    687,500
                                                      ------------
            Total Capital Goods                       $  8,355,475
                                                      ------------
            Communication Services - 2.3%
            Telephone - 2.3%
   12,000   Alltel Corp.                              $    992,250
   14,500   Telephone and Data Systems, Inc.             1,827,000
                                                      ------------
            Total Communication Services              $  2,819,250
                                                      ------------

Shares                                                       Value
            Consumer Cyclicals - 9.5%
            Auto Parts & Equipment - 1.4%
   27,000   ITT Industries                            $    902,813
   25,000   Lear Corp.*                                    800,000
                                                      ------------
                                                      $  1,702,813
                                                      ------------
            Leisure Time (Products) - 1.6%
  143,000   Mattel, Inc.                              $  1,876,875
                                                      ------------
            Publishing - 0.8%
   55,000   PRIMEDIA, Inc.*                           $    907,500
                                                      ------------
            Retail (General Merchandise) - 0.6%
   77,000   Kmart Corp.*                              $    774,813
                                                      ------------
            Retail (Specialty) - 4.2%
   54,000   Blockbuster, Inc.                         $    722,250
   93,000   Borders Group, Inc.*                         1,493,812
   71,000   Cole National Corp.*                           355,000
  154,000   OfficeMax, Inc.*                               847,000
   50,500   Pep Boys - Manny, Moe & Jack                   460,813
  168,000   Venator Group, Inc.*                         1,176,000
                                                      ------------
                                                      $  5,054,875
                                                      ------------
            Services (Commercial & Consumer) - 0.9%
   35,000   Regis Corp.                               $    660,625
   99,000   Stewart Enterprises, Inc.                      470,250
                                                      ------------
                                                      $  1,130,875
                                                      ------------
            Total Consumer Cyclicals                  $ 11,447,751
                                                      ------------
            Consumer Staples - 14.3%
            Distributors (Food & Health) - 0.4%
   53,000   Bergen Brunswig Corp.                     $    440,562
                                                      ------------
            Entertainment - 2.9%
   57,000   Viacom, Inc. (Class B) (Non-voting)*      $  3,444,938
                                                      ------------
            Foods - 2.7%
   19,000   Hershey Foods Corp.                       $    902,500
   31,000   Ralston-Ralston Purina Group                   864,125
   29,000   Sara Lee Corp.                                 639,813
   54,000   Tyson Foods, Inc.                              877,500
                                                      ------------
                                                      $  3,283,938
                                                      ------------
            Housewares - 2.1%
   89,000   Newell Rubbermaid Co.                     $  2,581,000
                                                      ------------
            Restaurants - 2.6%
   91,000   Lone Star Steakhouse & Saloon, Inc.*      $    811,891
   58,000   McDonald's Corp.                             2,338,125
                                                      ------------
                                                      $  3,150,016
                                                      ------------
            Retail Stores (Food Chains) - 0.7%
   43,000   Kroger Co.*                               $    811,625
                                                      ------------
            Services (Employment) - 1.4%
  123,000   Modis Professional Services, Inc.*        $  1,752,750
                                                      ------------
            Specialty Printing - 1.5%
  100,000   John H. Harland Co.                       $  1,831,250
                                                      ------------
            Total Consumer Staples                    $ 17,296,079
                                                      ------------

The accompanying notes are an integral part of these financial statements.    37

 Capital Growth Portfolio                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99                                    (continued)
--------------------------------------------------------------------------------

Shares                                                          Value
           Energy - 6.5%
           Oil (Domestic Integrated) - 0.9%
   45,000  Conoco Inc.                                   $  1,113,750
                                                         ------------
           Oil & Gas (Drilling Equipment) - 2.6%
  101,000  R&B Falcon Corp.*                             $  1,338,250
   21,000  Tidewater Inc.                                     756,000
   29,000  Transocean Offshore, Inc.                          976,937
                                                         ------------
                                                         $  3,071,187
                                                         ------------
           Oil & Gas (Exploration/Production) - 2.5%
   27,000  Apache Corp.                                  $    997,312
   25,000  Burlington Resources, Inc.                         826,562
   50,000  Ocean Energy Inc.*                                 387,500
   61,500  Union Pacific Resources Group, Inc.                784,125
                                                         ------------
                                                         $  2,995,499
                                                         ------------
           Oil & Gas (Refining & Marketing) - 0.5%
   24,000  Tosco Corp.                                   $    652,500
                                                         ------------
           Total Energy                                  $  7,832,936
                                                         ------------
           Financial - 12.6%
           Banks (Regional) - 2.6%
   28,000  Marshall & Ilsley Corp.                       $  1,758,750
   38,000  North Fork Bancorporation, Inc.                    665,000
   26,000  TCF Financial Corp.                                646,750
                                                         ------------
                                                         $  3,070,500
                                                         ------------
           Insurance (Life/Health) - 3.1%
   36,500  Axa Financial, Inc.                           $  1,236,437
  106,000  Conseco, Inc.                                    1,894,750
   20,000  UNUM Corp.                                         641,250
                                                         ------------
                                                         $  3,772,437
                                                         ------------
           Insurance (Multi-Line) - 0.3%
   15,000  Nationwide Financial Services, Inc.           $    419,063
                                                         ------------
           Insurance (Property/Casualty) - 3.6%
   49,000  Ace Ltd.                                      $    817,687
   25,000  Allmerica Financial Corp.                        1,390,625
   41,000  Financial Security Assurance Holdings Ltd.       2,137,125
                                                         ------------
                                                         $  4,345,437
                                                         ------------
           Investment Banking/Brokerage - 1.6%
   19,200  AG Edwards, Inc.                              $    615,600
   33,000  Paine Webber Group, Inc.                         1,280,813
                                                         ------------
                                                         $  1,896,413
                                                         ------------
           Savings & Loan Companies - 1.4%
   55,000  Charter One Financial, Inc.                   $  1,051,875
   27,000  Washington Mutual, Inc.                            702,000
                                                         ------------
                                                         $  1,753,875
                                                         ------------
           Total Financial                               $ 15,257,725
                                                         ------------
           Healthcare - 7.2%
           Healthcare (Drugs/Major Pharmaceuticals) - 0.9%
   23,000  Pharmacia & Upjohn Inc.                       $  1,035,000
                                                         ------------
           Healthcare (Hospital Management) - 4.7%
  131,000  Columbia/HCA Healthcare Corp.                 $  3,839,937
  140,000  Health Management Associates, Inc.*              1,872,500
                                                         ------------
                                                         $  5,712,437
                                                         ------------

Shares                                                         Value
           Healthcare (Managed Care) - 1.2%
   22,000  Wellpoint Health Networks, Inc.*              $  1,450,625
                                                         ------------
           Healthcare (Medical Products/Supplies) - 0.4%
   23,000  Boston Scientific Corp.*                      $    503,125
                                                         ------------
           Total Healthcare                              $  8,701,187
                                                         ------------
           Technology - 22.8%
           Communications Equipment - 3.9%
   34,000  ADC Telecommunciations Inc.*                  $  2,467,125
   27,000  Alcatel (A.D.R.)                                 1,215,000
   54,000  Andrew Corp.*                                    1,022,625
                                                         ------------
                                                         $  4,704,750
                                                         ------------
           Computers (Hardware) - 3.6%
  116,000  NCR Corp.*                                    $  4,393,500
                                                         ------------
           Computers (Peripherals) - 2.3%
   22,000  Seagate Technology, Inc.*                     $  1,024,375
   93,000  Storage Technology Corp.*                        1,714,688
                                                         ------------
                                                         $  2,739,063
                                                         ------------
           Computers (Software & Services) - 3.0%
    8,000  Adobe Systems, Inc.                           $    538,000
   36,000  Intuit, Inc.*                                    2,157,750
    2,000  MicroStrategy, Inc.*                               420,000
   19,000  Parametric Technology Co.*                         514,188
                                                         ------------
                                                         $  3,629,938
                                                         ------------
           Electronics (Semiconductors) - 1.5%
    8,000  Etec Systems, Inc.*                           $    359,000
   18,000  Micron Technology Co.*                           1,399,500
                                                         ------------
                                                         $  1,758,500
                                                         ------------
           Photography/Imaging - 4.7%
    8,000  Eastman Kodak Co.                             $    530,000
  155,000  Imation Corp.*                                   5,202,188
                                                         ------------
                                                         $  5,732,188
                                                         ------------
           Services (Computer Systems) - 2.8%
   27,000  Investment Technology Group, Inc.             $    776,250
   60,000  Keane Inc.*                                      1,905,000
   28,000  SunGard Data Systems, Inc.*                        665,000
                                                         ------------
                                                         $  3,346,250
                                                         ------------
           Services (Data Processing) - 1.0%
   24,000  First Data Corp.                              $  1,183,500
                                                         ------------
           Total Technology                              $ 27,487,689
                                                         ------------
           Transportation - 0.5%
           Air Freight - 0.5%
   17,000  CNF Transportation Inc.                       $    586,500
                                                         ------------
           Total Transportation                          $    586,500
                                                         ------------
           Utilities - 6.9%
           Electric Companies - 4.4%
   27,000  Allegheny Energy, Inc.                        $    727,312
   57,000  Citizens Utilities Co. (Class B)                   808,687
   30,000  DPL, Inc.                                          519,375
   15,000  DQE, Inc.                                          519,375
   33,000  DTE Energy Co.                                   1,035,375

38    The accompanying notes are an integral part of these financial statements.

 Capital Growth Portfolio                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                               Value
           Electric Companies - (continued)
  20,000   Kansas City Power & Light Co.      $    441,250
  30,000   NSTAR                                 1,215,000
                                              ------------
                                              $  5,266,374
                                              ------------
           Natural Gas - 2.5%
  45,000   El Paso Energy Corp.               $  1,746,563
  32,000   KeySpan Energy Corp.                    742,000
  36,500   Questar Corp.                           547,500
                                              ------------
                                              $  3,036,063
                                              ------------
           Total Utilities                    $  8,302,437
                                              ------------
           TOTAL COMMON STOCKS
           (Cost $108,756,639)                $115,218,247
                                              ------------

Principal
Amount
              TEMPORARY CASH INVESTMENT - 4.5%
              Repurchase Agreement - 4.5%
$5,400,000    Credit Suisse First Boston Group, Inc.,
              3.0%, dated 12/31/99, repurchase price
              of $5,400,000 plus accrued interest on
              1/3/00, collateralized by $2,685,000 U.S.
              Treasury Notes, 6.375%, 8/15/02 and
              $2,832,000 U.S. Treasury Bills, 5.737%,
              6/29/00                                     $  5,400,000
                                                          ------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $5,400,000)                           $  5,400,000
                                                          ------------
              TOTAL INVESTMENT IN SECURITIES - 100%
              (Cost $114,156,639)                         $120,618,247
                                                          ------------
*Non-income producing security.

The accompanying notes are an integral part of these financial statements.    39

 Growth Shares Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Shares                                                      Value
            COMMON STOCKS - 93.2%
            Basic Materials - 4.3%
            Chemicals (Diversified) - 2.2%
  100,521   Monsanto Co.                             $  3,581,061
                                                     ------------
            Chemicals (Specialty) - 2.1%
   88,287   Minerals Technologies, Inc.              $  3,536,998
                                                     ------------
            Total Basic Materials                    $  7,118,059
                                                     ------------
            Capital Goods - 9.7%
            Aerospace/Defense - 0.7%
   22,800   General Dynamics Corp.                   $  1,202,700
                                                     ------------
            Electrical Equipment - 3.6%
  130,144   Molex Inc. (Non-voting)                  $  5,889,016
                                                     ------------
            Manufacturing (Specialized) - 5.4%
  171,400   Sealed Air Corp.*                        $  8,880,663
                                                     ------------
            Total Capital Goods                      $ 15,972,379
                                                     ------------
            Communication Services - 1.2%
            Telecommunications (Long Distance) - 1.2%
   38,000   AT&T Corp.                               $  1,928,500
                                                     ------------
            Total Communication Services             $  1,928,500
                                                     ------------
            Consumer Cyclicals - 6.5%
            Retail (Discounters) - 4.7%
  343,675   Dollar General Corp.                     $  7,818,606
                                                     ------------
            Services (Commercial & Consumer) - 1.8%
   55,800   Cintas Corp.                             $  2,964,375
                                                     ------------
            Total Consumer Cyclicals                 $ 10,782,981
                                                     ------------
            Consumer Staples - 46.7%
            Beverages (Non-Alcoholic) - 4.9%
  140,172   The Coca-Cola Co.                        $  8,165,019
                                                     ------------
            Broadcasting (Television/Radio/Cable) - 20.1%
  107,400   Liberty Media Group*                     $  6,094,950
  191,000   Comcast Corp. (Non-voting)                  9,657,438
  268,700   Infinity Broadcasting Corp.*                9,723,581
  100,500   MediaOne Group, Inc.*                       7,719,656
                                                     ------------
                                                     $ 33,195,625
                                                     ------------
            Foods - 4.7%
   92,778   Wrigley (Wm.) Jr. Co.                    $  7,694,775
                                                     ------------
            Personal Care - 4.7%
  190,564   The Gillette Co.                         $  7,848,855
                                                     ------------
            Restaurants - 4.7%
  192,952   McDonald's Corp.                         $  7,778,377
                                                     ------------
            Retail (Drug Stores) - 5.2%
  292,114   Walgreen Co.                             $  8,544,335
                                                     ------------

Shares                                                      Value
            Retail Stores (Food Chains) - 2.4%
  206,150   Kroger Co.*                              $  3,891,081
                                                     ------------
            Total Consumer Staples                   $ 77,118,067
                                                     ------------
            Financial - 15.0%
            Banks (Major Regional) - 1.4%
   31,900   Fifth Third Bancorp                      $  2,340,662
                                                     ------------
            Insurance (Multi-Line) - 3.5%
   53,920   American International Group, Inc.       $  5,830,100
                                                     ------------
            Insurance (Property/Casualty) - 9.9%
      114   Berkshire Hathaway, Inc. (Class A)*      $  6,395,400
    1,298   Berkshire Hathaway, Inc. (Class B)*         2,375,340
  103,100   Progressive Corp.                           7,539,188
                                                     ------------
                                                     $ 16,309,928
                                                     ------------
            Investment Banking/Brokerage - 0.2%
    8,074   Charles Schwab Corp.                     $    309,840
                                                     ------------
            Total Financial                          $ 24,790,530
                                                     ------------
            Healthcare - 3.0%
            Healthcare (Drugs/Major
            Pharmaceuticals) - 3.0%
   35,716   Merck & Co., Inc.                        $  2,395,204
   79,818   Pfizer, Inc.                                2,589,096
                                                     ------------
            Total Healthcare                         $  4,984,300
                                                     ------------
            Technology - 6.8%
            Communications Equipment - 4.9%
  265,100   American Tower Corp.*                    $  8,102,119
                                                     ------------
            Computers (Peripherals) - 0.3%
    4,000   EMC Corp.*                               $    437,000
                                                     ------------
            Computers (Software & Services) - 1.6%
   23,124   Microsoft Corp.*                         $  2,699,727
                                                     ------------
            Total Technolgy                          $ 11,238,846
                                                     ------------
            TOTAL COMMON STOCKS
            (Cost $147,572,718)                      $153,933,662
                                                     ------------

Principal
Amount
               TEMPORARY CASH INVESTMENT - 6.8%
               Repurchase Agreement- 6.8%
$11,300,000    Credit Suisse First Boston Group, Inc.,
               6.375%, dated 12/31/99, repurchase
               price of $11,300,000 plus accrued interest
               on 1/3/00, collateralized by $11,237,000
               U.S. Treasury Notes, 6.375%, 8/15/02         $ 11,300,000
                                                            ------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $11,300,000)                           $ 11,300,000
                                                            ------------
               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $158,872,718)                          $165,233,662
                                                            ------------
*Non-income producing security.

40    The accompanying notes are an integral part of these financial statements.

 Real Estate Growth Portfolio                   PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Shares                                                        Value
           INVESTMENT IN SECURITIES - 91.9%
           Real Estate Investment Trusts - 86.5%
  54,100   Archstone Communities Trust                  $ 1,109,050
  30,200   AvalonBay Communities, Inc.                    1,036,238
  16,000   Boston Properties, Inc.                          498,000
  31,200   Brandywine Realty Trust                          510,900
  25,500   Burnham Pacific Property, Inc.                   239,063
  30,700   Camden Property Trust                            840,413
  20,500   Charles E. Smith Residential Realty, Inc.        725,188
   2,400   Corporate Office Properties Trust                 18,300
  31,000   Cousins Properties, Inc.                       1,052,063
  17,100   Crescent Real Estate Equities, Inc.              314,213
  76,800   Developers Diversified Realty Corp.              988,800
  53,000   Duke-Weeks Realty Corp.                        1,033,500
  20,000   Entertainment Properties Trust                   263,749
  76,557   Equity Office Properties Trust                 1,885,215
  23,500   Equity Residential Property Trust              1,003,155
  27,700   Essex Property Trust, Inc.                       941,800
  30,500   Franchise Finance Corporation of America         730,094
  14,300   General Growth Properties, Inc.                  400,400
  22,300   Highwoods Properties, Inc.                       518,475
  30,000   Home Properties of New York, Inc.                823,125
  54,890   Host Marriott Corp.                              452,843
  54,100   The Macerich Co.                               1,125,956
  47,900   Mack-Cali Realty Corp.                         1,248,394
  52,600   Mission West Properties Inc.                     407,650
  16,300   Pacific Gulf Properties, Inc.                    330,075
  18,500   Parkway Properties, Inc.                         533,031
   8,300   Phillips International Realty Corp.              136,431
  42,100   Prentiss Properties Trust                        884,100
  53,300   Public Storage, Inc.                           1,209,244
  56,600   Reckson Associates Realty Corp.                1,160,300
  23,500   Simon Property Group, Inc.                       539,031
  28,000   Spieker Properties, Inc.                       1,020,250
  39,400   Starwood Hotels & Resorts Trust                  925,900
  22,100   Vornado Realty Trust                             718,250
                                                        -----------
           Total Real Estate Investment Trusts          $25,623,196
                                                        -----------
           Real Estate Services - 5.4%
  43,200   Catellus Development Corp.*                  $   553,500
  62,700   Trizec Hahn Corp.                              1,058,063
                                                        -----------
           Total Real Estate Services                   $ 1,611,563
                                                        -----------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $29,321,825)                           $27,234,759
                                                        -----------

Principal
Amount                                                           Value
              TEMPORARY CASH INVESTMENT - 8.1%
              Repurchase Agreement - 8.1%
$2,400,000    Credit Suisse First Boston Group, Inc.,
              3.0%, dated 12/31/99 repurchase price of
              $2,400,000 plus accrued interest on
              1/3/00 collateralized by $2,517,000 U.S.
              Treasury Bills, 5.737%, 6/29/00             $  2,400,000
                                                          ------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $2,400,000)                           $  2,400,000
                                                          ------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100%
              (Cost $31,721,825)                          $ 29,634,759
                                                          ------------
* Non-income producing security.

The accompanying notes are an integral part of these financial statements.    41

 Growth and Income Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Shares                                                      Value
           COMMON STOCKS - 98.6%
           Basic Materials - 3.6%
           Aluminum - 0.8%
  19,900   Alcoa, Inc.                               $  1,651,700
                                                     ------------
           Chemicals - 1.4%
   8,200   Dow Chemical Co.                          $  1,095,725
  24,854   E.I. du Pont de Nemours & Co.                1,637,257
   5,000   Rohm & Hass Co.                                203,438
                                                     ------------
                                                     $  2,936,420
                                                     ------------
           Gold & Precious Metals Mining - 0.4%
  29,100   Newmont Mining Corp.                      $    712,950
                                                     ------------
           Iron & Steel - 0.3%
   8,400   Nucor Corp.                               $    460,425
  11,800   Steel Dynamics, Inc.*                          188,063
                                                     ------------
                                                     $    648,488
                                                     ------------
           Metals Mining - 0.7%
  20,000   Phelps Dodge Corp.                        $  1,342,500
                                                     ------------
           Total Basic Materials                     $  7,292,058
                                                     ------------
           Capital Goods - 4.1%
           Aerospace/Defense - 1.0%
  15,600   Boeing Co.                                $    648,375
   8,800   General Dynamics Corp.                         464,200
  41,000   Lockheed Martin Corp.                          896,875
                                                     ------------
                                                     $  2,009,450
                                                     ------------
           Electrical Equipment - 0.5%
  12,000   Emerson Electric Co.                      $    688,500
   2,700   General Electric Co.                           417,825
                                                     ------------
                                                     $  1,106,325
                                                     ------------
           Machinery (Diversified) - 1.6%
  34,900   Caterpillar, Inc.                         $  1,642,481
  15,300   Deere & Co.                                    663,638
  15,200   Ingersoll-Rand Co.                             836,950
   4,800   The Timken Co.                                  98,100
                                                     ------------
                                                     $  3,241,169
                                                     ------------
           Manufacturing (Diversified) - 0.6%
  10,500   Illinois Tool Works, Inc.                 $    709,406
   9,200   Johnson Controls, Inc.                         523,250
                                                     ------------
                                                     $  1,232,656
                                                     ------------
           Manufacturing (Specialized) - 0.1%
   3,300   Diebold Inc.                              $     77,550
                                                     ------------
           Office Equipment & Supplies - 0.3%
  18,600   Canon Inc. (A.D.R.)                       $    754,463
                                                     ------------
           Total Capital Goods                       $  8,421,613
                                                     ------------
           Communication Services - 12.6%
           Cellular/Wireless Telecommunications - 1.1%
  21,400   Sprint Corp. (PCS Group)*                 $  2,193,500
                                                     ------------
           Telecommunications (Long Distance) - 1.8%
  56,500   Sprint Corp.                              $  3,803,156
                                                     ------------

Shares                                                      Value
           Telephone - 9.7%
  14,123   Alltel Corp.                              $  1,167,796
  46,300   Bell Atlantic Corp.                          2,850,344
  77,600   BellSouth Corp.                              3,632,650
  37,400   GTE Corp.                                    2,639,037
 123,476   SBC Communications, Inc.                     6,019,455
  48,200   US West Communications Group, Inc.           3,470,400
                                                     ------------
                                                     $ 19,779,682
                                                     ------------
           Total Communication Services              $ 25,776,338
                                                     ------------
           Consumer Cyclicals - 11.9%
           Automobiles - 2.0%
  17,613   DaimlerChrysler AG                        $  1,378,217
  49,000   Ford Motor Co.                               2,618,437
                                                     ------------
                                                     $  3,996,654
                                                     ------------
           Household Furnishings & Appliances - 1.4%
  10,000   Sony Corp. (A.D.R.)                       $  2,847,500
                                                     ------------
           Leisure Time (Products) - 0.1%
   6,400   Hasbro, Inc.                              $    122,000
                                                     ------------
           Publishing - 1.8%
 101,000   John Wiley & Sons, Inc.                   $  1,691,750
  33,600   McGraw-Hill Co., Inc.                        2,070,600
                                                     ------------
                                                     $  3,762,350
                                                     ------------
           Publishing (Newspapers) - 0.8%
   6,600   Belo (A.H.) Corp.                         $    125,813
  19,900   Central Newspapers, Inc.                       783,563
  11,200   Dow Jones & Co., Inc.                          761,600
                                                     ------------
                                                     $  1,670,976
                                                     ------------
           Retail (Department Stores) - 1.5%
  14,800   Harcourt General, Inc.                    $    595,700
  17,000   Kohl's Corp.*                                1,227,187
  34,400   May Department Stores Co.                    1,109,400
   3,254   Neiman Marcus Group Inc.*                       87,655
                                                     ------------
                                                     $  3,019,942
                                                     ------------
           Retail (Discounters) - 0.6%
  53,375   Dollar General Corp.                      $  1,214,281
                                                     ------------
           Retail (General Merchandise) - 2.4%
  38,400   Dayton Hudson Corp.                       $  2,820,000
  29,000   Wal-Mart Stores, Inc.                        2,004,625
                                                     ------------
                                                     $  4,824,625
                                                     ------------
           Retail (Specialty) - 0.1%
  13,000   Barnes & Noble, Inc.*                     $    268,125
                                                     ------------
           Retail (Specialty-Apparel) - 0.7%
  33,300   Gap, Inc.                                 $  1,531,800
                                                     ------------
           Services (Advertising/Marketing) - 0.5%
  11,100   Omnicom Group                             $  1,110,000
                                                     ------------
           Total Consumer Cyclicals                  $ 24,368,253
                                                     ------------
           Consumer Staples - 10.6%
           Beverages (Non-Alcoholic) - 0.6%
  37,900   PepsiCo, Inc.                             $  1,335,975
                                                     ------------

42    The accompanying notes are an integral part of these financial statements.

 Growth and Income Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                       Value
           Broadcasting (Television/Radio/Cable) - 2.1%
  41,400   CBS Corp.                                  $  2,647,013
   6,800   Cox Communication Inc.*                         350,200
  16,000   MediaOne Group, Inc.*                         1,229,000
                                                      ------------
                                                      $  4,226,213
                                                      ------------
           Distributors (Food & Health) - 0.4%
  22,800   Sysco Corp.                                $    902,025
                                                      ------------
           Foods - 4.1%
  44,200   Bestfoods                                  $  2,323,261
  28,800   Campbell Soup Co.                             1,114,200
  19,700   ConAgra, Inc.                                   444,481
  25,600   General Mills, Inc.                             915,200
  28,600   H.J. Heinz Co.                                1,138,638
  19,800   Hershey Foods Corp.                             940,500
   2,300   Nestle SA (A.D.R.)                              210,666
  15,000   Ralston-Ralston Purina Group                    418,125
  39,000   Sara Lee Corp.                                  860,437
                                                      ------------
                                                      $  8,365,508
                                                      ------------
           Household Products (Non-Durables) - 1.0%
  29,900   Colgate-Palmolive Co.                      $  1,943,500
                                                      ------------
           Restaurants - 0.4%
  19,100   McDonald's Corp.                           $    769,969
                                                      ------------
           Retail Stores (Drug Stores) - 1.4%
  13,400   CVS Corp.                                  $    535,162
  81,300   Walgreen Co.                                  2,378,025
                                                      ------------
                                                      $  2,913,187
                                                      ------------
           Retail Stores (Food Chains) - 0.2%
  22,700   Kroger Co.*                                $    428,463
                                                      ------------
           Services (Employment) - 0.4%
  29,100   Robert Half International, Inc.*           $    831,169
                                                      ------------
           Total Consumer Staples                     $ 21,716,009
                                                      ------------
           Energy - 5.5%
           Oil (Domestic Integrated) - 1.4%
  22,900   Atlantic Richfield Co.                     $  1,980,850
  18,000   Conoco, Inc. (Class A)                          445,500
  16,950   Conoco, Inc. (Class B)                          421,631
                                                      ------------
                                                      $  2,847,981
                                                      ------------
           Oil (International Integrated) - 3.4%
  30,700   Chevron Corp.                              $  2,659,388
  40,834   Exxon Mobil Corp.                             3,289,689
  17,300   Texaco, Inc.                                    939,606
                                                      ------------
                                                      $  6,888,683
                                                      ------------
           Oil & Gas (Drilling & Equipment) - 0.7%
  14,100   Schlumberger Ltd.                          $    793,125
  10,000   Smith International, Inc.*                      496,875
   7,930   Transocean Offshore Inc.                        267,134
                                                      ------------
                                                      $  1,557,134
                                                      ------------
           Total Energy                               $ 11,293,798
                                                      ------------

Shares                                                       Value
           Financial - 14.5%
           Banks (Major Regional) - 4.8%
  76,100   The Bank of New York Co., Inc.             $  3,044,000
  13,750   Comerica, Inc.                                  641,953
  16,265   Fleet Boston Financial Corp.                    566,225
  19,500   Huntington Bancshares, Inc.                     465,563
  53,700   Mellon Financial Corp.                        1,829,156
  66,000   National City Corp.                           1,563,375
  22,500   State Street Corp.                            1,643,906
                                                      ------------
                                                      $  9,754,178
                                                      ------------
           Banks (Regional) - 0.7%
  16,500   First Tennessee National Corp.             $    470,250
  15,400   Zions Bancorporation                            911,487
                                                      ------------
                                                      $  1,381,737
                                                      ------------
           Financial (Diversified) - 0.8%
  12,720   Associates First Capital Corp.             $    349,005
   9,700   Morgan Stanley, Dean Witter and Co.           1,384,675
                                                      ------------
                                                      $  1,733,680
                                                      ------------
           Insurance (Life/Health) - 1.3%
  59,800   Axa Financial, Inc                         $  2,025,725
  14,100   ReliaStar Financial Corp.                       552,544
                                                      ------------
                                                      $  2,578,269
                                                      ------------
           Insurance (Multi-Line) - 0.8%
  15,487   American International Group, Inc.         $  1,674,532
                                                      ------------
           Insurance (Property/Casualty) - 2.1%
  33,000   Chubb Corp.                                $  1,858,313
  16,400   Exel Ltd.                                       850,750
  15,100   Partnerre Ltd.                                  489,806
  20,900   Safeco Corp.                                    519,888
  17,400   St. Paul Companies, Inc.                        586,162
                                                      ------------
                                                      $  4,304,919
                                                      ------------
           Insurance Brokers - 0.9%
  20,150   Marsh & McLennan Co., Inc.                 $  1,928,103
                                                      ------------
           Investment Banking/Brokerage - 1.7%
  17,200   Merrill Lynch & Co., Inc.                  $  1,436,200
  51,700   Paine Webber Group, Inc.                      2,006,606
                                                      ------------
                                                      $  3,442,806
                                                      ------------
           Investment Management - 1.2%
  17,500   Federated Investors, Inc.                  $    351,094
  56,500   T. Rowe Price Associates, Inc.                2,086,969
                                                      ------------
                                                      $  2,438,063
                                                      ------------
           Savings & Loan Companies - 0.2%
  17,524   Washington Mutual, Inc.                    $    455,624
                                                      ------------
           Total Financial                            $ 29,691,911
                                                      ------------
           Healthcare - 9.6%
           Healthcare (Diversified) - 3.0%
  38,700   Abbott Laboratories                        $  1,405,294
  39,000   Bristol-Myers Squibb Co.                      2,503,313
  23,200   Johnson & Johnson                             2,160,500
                                                      ------------
                                                      $  6,069,107
                                                      ------------

The accompanying notes are an integral part of these financial statements.    43

 Growth and Income Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99                                    (continued)
--------------------------------------------------------------------------------

Shares                                                     Value
           Healthcare (Drugs/Major Pharmaceuticals) - 6.1%
  21,400   Eli Lilly & Co.                          $  1,423,100
  16,800   Merck & Co., Inc.                           1,126,650
  15,400   Pfizer, Inc.                                  499,537
  10,600   Roche Holdings AG (A.D.R.)                  1,258,088
 140,200   Schering-Plough Corp.                       5,914,687
  34,600   SmithKline Beecham Plc (A.D.R.)             2,229,538
                                                    ------------
                                                    $ 12,451,600
                                                    ------------
           Healthcare (Medical Products/Supplies) - 0.5%
  38,200   Becton, Dickinson & Co.                  $  1,021,850
                                                    ------------
           Total Healthcare                         $ 19,542,557
                                                    ------------
           Technology - 23.0%
           Communications Equipment - 3.5%
   8,000   General Instrument Corp.*                $    680,000
   8,300   Harris Corp.                                  221,506
  11,300   Lanier Worldwide Inc.*                         43,788
  32,800   Lucent Technologies, Inc.                   2,453,850
  26,000   Motorola, Inc.                              3,828,500
                                                    ------------
                                                    $  7,227,644
                                                    ------------
           Computers (Hardware) - 9.4%
  91,000   Compaq Computer Corp.                    $  2,462,688
  31,700   Hewlett-Packard Co.                         3,611,819
  45,800   IBM Corp.                                   4,946,400
 107,000   Sun Microsystems, Inc.*                     8,285,813
                                                    ------------
                                                    $ 19,306,720
                                                    ------------
           Computers (Software & Services) - 2.3%
  12,100   Adobe Systems, Inc.                      $    813,725
   6,600   Aspen Technology, Inc.*                       174,487
  10,650   BMC Software, Inc.*                           851,334
   5,500   Microsoft Corp.*                              642,125
  17,250   Oracle Corp.*                               1,933,078
  16,500   Peoplesoft, Inc.*                             351,656
                                                    ------------
                                                    $  4,766,405
                                                    ------------
           Electronics (Semiconductors) - 4.0%
  21,400   Altera Corp.*                            $  1,060,638
  40,100   Intel Corp.                                 3,300,731
  38,400   Texas Instruments, Inc.                     3,720,000
                                                    ------------
                                                    $  8,081,369
                                                    ------------
           Equipment (Semiconductors) - 0.5%
   7,900   Applied Materials, Inc.*                 $  1,000,831
                                                    ------------
           Photography/Imaging - 0.6%
  19,600   Eastman Kodak Co.                        $  1,298,500
                                                    ------------
           Services (Computer Systems) - 1.1%
  23,000   Computer Sciences Corp.*                 $  2,176,375
                                                    ------------
           Services (Data Processing) - 1.6%
  25,600   Automatic Data Processing, Inc.          $  1,379,200
   8,200   DST Systems, Inc.*                            625,762
  12,600   Electronic Data Systems Corp.                 843,413
  10,500   Fiserv, Inc.*                                 402,281
                                                    ------------
                                                    $  3,250,656
                                                    ------------
           Total Technology                         $ 47,108,500
                                                    ------------

Shares                                                     Value
           Transportation - 2.0%
           Airlines - 0.7%
  11,500   Delta Air Lines, Inc.                    $    572,844
  47,200   Southwest Airlines Co.                        764,050
                                                    ------------
                                                    $  1,336,894
                                                    ------------
           Railroads - 1.3%
  30,400   Burlington Northern, Inc.                $    737,200
  68,100   Norfolk Southern Corp.                      1,396,050
  14,700   Union Pacific Corp.                           641,287
                                                    ------------
                                                    $  2,774,537
                                                    ------------
           Total Transportation                     $  4,111,431
                                                    ------------
           Utilities - 1.1%
           Electric Companies - 0.7%
  34,100   Allegheny Energy, Inc.                   $    918,567
  35,100   DPL, Inc.                                     607,669
                                                    ------------
                                                    $  1,526,236
                                                    ------------
           Natural Gas - 0.2%
  23,500   Indiana Energy, Inc.                     $    417,125
                                                    ------------
           Water Utilities - 0.2%
  18,700   American Water Works Co., Inc.           $    397,375
                                                    ------------
           Total Utilities                          $  2,340,736
                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $171,358,784)                      $201,663,204
                                                    ------------

Principal
Amount
              TEMPORARY CASH INVESTMENT - 1.4%
              Repurchase Agreement - 1.4%
$2,900,000    Credit Suisse First Boston Group, Inc.,
              3.0% dated 12/31/99 repurchase price of
              $2,900,000 plus accrued interest on
              1/3/00, collateralized by $2,884,000 U.S.
              Treasury Notes, 6.375%, 8/15/02              $  2,900,000
                                                           ------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $2,900,000)                            $  2,900,000
                                                           ------------
              TOTAL INVESTMENT IN SECURITIES - 100%
              (Cost $174,258,784)                          $204,563,204
                                                           ------------
* Non-income producing security.

44    The accompanying notes are an integral part of these financial statements.

 Equity-Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Principal
Amount                                                       Value
             INVESTMENT IN SECURITIES - 98.4%
             CONVERTIBLE CORPORATE BOND - 0.1%
 $ 200,000   Commscope, Inc. 4.0%, 12/15/06 (144A)    $    214,212
                                                      ------------
             Total Convertible Corporate Bond
             (Cost $200,000)                          $    214,212
                                                      ------------

Shares
         CONVERTIBLE PREFERRED STOCKS - 1.6%
    570  Sprint Corp., 8.25%, 3/31/00                  $     42,322
 27,000  Cox Communication, Inc., 7.0%, 8/16/02           1,836,000
 15,300  Union Pacific Capital, Inc., 6.25%, 4/1/28         629,243
 27,000  Union Pacific Capital, Inc., 6.25%, 4/1/28
          (144A)                                          1,110,429
                                                       ------------
         Total Convertible Preferred Stocks
         (Cost $3,280,519)                             $  3,617,994
                                                       ------------
         COMMON STOCKS - 96.7%
         Basic Materials - 6.1%
         Aluminum - 1.9%
 50,800  Alcoa, Inc.                                   $  4,216,400
                                                       ------------
         Chemicals - 1.3%
 45,441  E.I. du Pont de Nemours & Co.                 $  2,993,426
                                                       ------------
         Iron & Steel - 0.7%
 31,500  AK Steel Holding Corp.                        $    594,562
 15,450  Roanoke Electric Steel Corp.                       251,063
 50,000  Worthington Industries, Inc.                       828,125
                                                       ------------
                                                       $  1,673,750
                                                       ------------
         Metals Mining - 1.5%
 50,400  Phelps Dodge Corp.                            $  3,383,100
                                                       ------------
         Paper & Forest Products - 0.7%
 50,000  Consolidated Papers, Inc.                     $  1,590,625
                                                       ------------
         Total Basic Materials                         $ 13,857,301
                                                       ------------
         Capital Goods - 4.7%
         Aerospace/Defense - 1.1%
 40,000  General Dynamics Corp.                        $  2,110,000
 22,900  Lockheed Martin Corp.                              500,938
                                                       ------------
                                                       $  2,610,938
                                                       ------------
         Machinery (Diversified) - 0.6%
  7,000  The Gorman-Rupp Co.                           $    122,500
 57,300  The Timken Co.                                   1,171,069
                                                       ------------
                                                       $  1,293,569
                                                       ------------
         Manufacturing (Diversified) - 1.4%
 24,000  Johnson Controls, Inc.                        $  1,365,000
 17,500  Minnesota Mining and Manufacturing Co.           1,712,813
                                                       ------------
                                                       $  3,077,813
                                                       ------------
         Manufacturing (Specialized) - 0.3%
 31,000  Diebold, Inc.                                 $    728,500
                                                       ------------
         Trucks & Parts - 1.3%
 68,500  PACCAR, Inc.                                  $  3,035,406
                                                       ------------
         Total Capital Goods                           $ 10,746,226
                                                       ------------

    Shares                                                    Value
           Communication Services - 15.2%
           Telecommunications (Long Distance) - .3%
  10,000   Sprint Corp.                                $    673,125
                                                       ------------
           Telephone - 14.9%
  31,944   Alltel Corp                                 $  2,641,369
  33,400   Bell Atlantic Corp.                            2,056,187
  92,400   BellSouth Corp.                                4,325,475
  88,500   GTE Corp.                                      6,244,781
 251,331   SBC Communications, Inc.                      12,252,386
  84,800   US West Communications Group, Inc.             6,105,600
                                                       ------------
                                                       $ 33,625,798
                                                       ------------
           Total Communication Services                $ 34,298,923
                                                       ------------
           Consumer Cyclicals - 8.3%
           Auto Parts and Equipment - 1.7%
 173,871   Delphi Automotive Systems Corp.             $  2,738,468
  35,000   The Goodyear Tire & Rubber Co.                   986,563
                                                       ------------
                                                       $  3,725,031
                                                       ------------
           Automobiles - 3.6%
 102,800   Ford Motor Co.                              $  5,493,375
  37,000   General Motors Corp.                           2,689,437
                                                       ------------
                                                       $  8,182,812
                                                       ------------
           Publishing - 0.9%
  33,700   McGraw-Hill Co., Inc.                       $  2,076,762
                                                       ------------
           Publishing (Newspapers) - 0.1%
   5,000   Tribune Co.                                 $    275,313
                                                       ------------
           Retail (Department Stores) - 1.4%
  97,825   May Department Stores Co.                   $  3,154,856
                                                       ------------
           Services (Advertising/Marketing) - 0.6%
  25,200   The Interpublic Group of Companies, Inc.    $  1,453,725
                                                       ------------
           Total Consumer Cyclicals                    $ 18,868,499
                                                       ------------
           Consumer Staples - 8.9%
           Beverages (Non-Alcoholic) - 0.4%
  26,800   PepsiCo, Inc.                               $    944,700
                                                       ------------
           Entertainment - 1.0%
 114,200   Cedar Fair, L.P.                            $  2,212,625
                                                       ------------
           Foods - 5.5%
  96,200   Bestfoods                                   $  5,056,512
  45,000   Campbell Soup Co.                              1,740,938
  74,000   General Mills, Inc.                            2,645,500
  58,000   H.J. Heinz Co.                                 2,309,125
  30,000   Sara Lee Corp.                                   661,875
                                                       ------------
                                                       $ 12,413,950
                                                       ------------
           Household Products (Non-Durables) - 1.7%
  38,000   Colgate-Palmolive Co.                       $  2,470,000
  12,000   Procter & Gamble Co.                           1,314,750
                                                       ------------
                                                       $  3,784,750
                                                       ------------
           Personal Care - 0.2%
  10,000   The Gillette Co.                            $    411,875
                                                       ------------
           Retail Stores (Food Chains) - 0.1%
  15,000   Winn-Dixie Stores                           $    359,063
                                                       ------------
           Total Consumer Staples                      $ 20,126,963
                                                       ------------

The accompanying notes are an integral part of these financial statements.    45

 Equity-Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99                                    (continued)
--------------------------------------------------------------------------------

    Shares                                                Value
           Energy - 7.5%
           Oil (Domestic Integrated) - 2.5%
  54,000   Atlantic Richfield Co.                  $  4,671,000
  32,919   Conoco, Inc. (Class B)                       818,860
                                                   ------------
                                                   $  5,489,860
                                                   ------------
           Oil (International Integrated) - 5.0%
  59,000   Chevron Corp.                           $  5,110,875
  77,983   Exxon Mobil Corp.                          6,282,506
                                                   ------------
                                                   $ 11,393,381
                                                   ------------
           Total Energy                            $ 16,883,241
                                                   ------------
           Financial - 18.8%
           Banks (Major Regional) - 5.3%
  56,800   The Bank of New York Co., Inc.          $  2,272,000
  13,000   Comerica, Inc.                               606,937
  29,610   Fleet Boston Financial Corp.               1,030,798
  84,400   Mellon Bank Corp.                          2,874,875
  84,500   National City Corp.                        2,001,594
  87,977   Old Kent Financial Corp.                   3,112,186
                                                   ------------
                                                   $ 11,898,390
                                                   ------------
           Banks (Money Center) - 0.3%
   8,000   The Chase Manhattan Corp.               $    621,500
                                                   ------------
           Banks (Regional) - 4.0%
 180,600   First Security Corp.                    $  4,610,944
  58,700   First Tennessee National Corp.             1,672,950
  11,000   North Fork Bancorporation, Inc.              192,500
  71,200   SouthTrust Corp.                           2,692,250
                                                   ------------
                                                   $  9,168,644
                                                   ------------
           Insurance (Life/Health) - 2.2%
   8,300   American National Insurance Co.         $    529,125
  40,500   Hartford Life, Inc.                        1,782,000
  65,200   ReliaStar Financial Corp.                  2,555,025
                                                   ------------
                                                   $  4,866,150
                                                   ------------
           Insurance (Property/Casualty) - 2.3%
  39,000   Chubb Corp.                             $  2,196,187
  35,500   HSB Group, Inc.                            1,200,344
  53,400   St. Paul Companies, Inc.                   1,798,913
                                                   ------------
                                                   $  5,195,444
                                                   ------------
           Investment Banking/Brokerage - 1.3%
  40,500   AG Edwards, Inc.                        $  1,298,531
  42,300   Paine Webber Group, Inc.                   1,641,769
                                                   ------------
                                                   $  2,940,300
                                                   ------------
           Investment Management - 2.5%
  81,200   Alliance Capital Management L.P.        $  2,430,925
  13,000   Eaton Vance Corp.                            494,000
  75,000   T. Rowe Price Associates, Inc.             2,770,312
                                                   ------------
                                                   $  5,695,237
                                                   ------------

    Shares                                                Value
           Savings & Loans Companies - .9%
  22,876   Astoria Financial Corp.                 $    696,288
   4,900   Queens County Bancorp, Inc.                  132,913
  50,400   Washington Mutual, Inc.                    1,310,400
                                                   ------------
                                                   $  2,139,601
                                                   ------------
           Total Financial                         $ 42,525,266
                                                   ------------
           Healthcare - 8.4%
           Healthcare (Diversified) - 3.5%
  77,300   Abbott Laboratories                     $  2,806,956
  45,800   Bristol-Myers Squibb Co.                   2,939,787
  23,500   Johnson & Johnson                          2,188,438
                                                   ------------
                                                   $  7,935,181
                                                   ------------
           Healthcare (Drugs/Major Pharmaceuticals) - 4.4%
  34,900   Merck & Co., Inc.                       $  2,340,481
 180,400   Schering-Plough Corp.                      7,610,625
                                                   ------------
                                                   $  9,951,106
                                                   ------------
           Healthcare (Medical Products/Supplies) - 0.5%
  42,000   Becton, Dickinson & Co.                 $  1,123,500
                                                   ------------
           Total Healthcare                        $ 19,009,787
                                                   ------------
           Technology - 5.3%
           Communications Equipment - 0.5%
  38,000   Harris Corp.                            $  1,014,125
  38,000   Lanier Worldwide, Inc.                       147,250
                                                   ------------
                                                   $  1,161,375
                                                   ------------
           Computers (Hardware) - 3.2%
  56,600   Hewlett-Packard Co.                     $  6,448,863
   7,000   IBM Corp.                                    756,000
                                                   ------------
                                                   $  7,204,863
                                                   ------------
           Equipment (Semiconductors) - 0.1%
   4,600   Helix Technology Corp.                  $    206,138
                                                   ------------
           Photography/Imaging - 1.5%
  51,300   Eastman Kodak Co.                       $  3,398,625
                                                   ------------
           Total Technology                        $ 11,971,001
                                                   ------------
           Transportation - 0.9%
           Railroads - 0.9%
  28,000   Burlington Northern, Inc.               $    679,000
  66,200   Norfolk Southern Corp.                     1,357,100
                                                   ------------
           Total Transportation                    $  2,036,100
                                                   ------------
           Utilities - 12.6%
           Electric Companies - 7.4%
  73,000   Allegheny Energy, Inc.                  $  1,966,438
  53,000   American Electric Power Co., Inc.          1,702,625
 136,000   Constellation Energy Group                 3,944,000
  80,300   DPL, Inc.                                  1,390,194
  40,000   DQE, Inc.                                  1,385,000
  50,000   Duke Energy Corp.                          2,506,250
  12,500   FPL Group, Inc.                              535,156
  62,000   Kansas City Power & Light Co.              1,367,875
  50,000   NSTAR                                      2,025,000
                                                   ------------
                                                   $ 16,822,538
                                                   ------------

46    The accompanying notes are an integral part of these financial statements.

 Equity-Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Shares                                                      Value
              Natural Gas - 4.8%
    14,000    Buckeye Partners, L.P.                        $    364,000
    36,750    Consolidated Natural Gas Co.                     2,386,453
    33,200    Indiana Energy, Inc.                               589,300
    99,600    KeySpan Energy Corp.                             2,309,475
    18,475    Kinder Morgan Energy Partners, L.P.                765,558
    15,000    Lakehead Pipe Line Partners, L.P.                  522,187
    49,200    NICOR, Inc.                                      1,599,000
    26,600    Public Service Co. of North Carolina, Inc.         859,513
    94,600    Questar Corp.                                    1,419,000
                                                            ------------
                                                            $ 10,814,486
                                                            ------------
              Power Producers (Independent) - 0.1%
    25,000    Consol Energy Inc.                            $    253,125
                                                            ------------
              Water Utilities - 0.3%
    32,000    American Water Works Co., Inc.                $    680,000
                                                            ------------
              Total Utilities                               $ 28,570,149
                                                            ------------
              Total Common Stocks
              (Cost $189,387,032)                           $218,893,456
                                                            ------------
              TOTAL INVESTMENT IN SECURITIES
              (Cost $192,867,551)                           $222,725,662
                                                            ------------
Principal
Amount
              TEMPORARY CASH INVESTMENT - 1.6%
              Repurchase Agreement - 1.6%
$3,700,000    Credit Suisse First Boston Group, Inc.,
              3.0%, dated 12/31/99, repurchase              $  3,700,000
                                                            ------------
              price of $3,700,000 plus accrued interest
              on 1/3/00, collateralized by $3,881,000
              U.S. Treasury Bills, 5.737%, 6/29/00
              TOTAL TEMPORARY CASH INVESTMENT               $  3,700,000
                                                            ------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH
              INVESTMENT - 100%
              (Cost $196,567,551)                           $226,425,662
                                                            ------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration At December 31, 1999, the value of these securities amounted to $1,324,641 or 0.6% of total net assets.

The accompanying notes are an integral part of these financial statements.    47

 Balanced Portfolio                             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Shares                                                      Value
           COMMON STOCKS - 58.9%
           Basic Materials - 2.6%
           Aluminum - 0.5%
   4,400   Reynolds Metals Co.                        $   337,150
                                                      -----------
           Chemicals - 1.3%
   4,300   Dow Chemical Corp.                         $   574,588
   7,800   Eastman Chemical Co.                           371,963
                                                      -----------
                                                      $   946,551
                                                      -----------
           Paper & Forest Products - 0.8%
   8,500   Weyerhaeuser Co.                           $   610,406
                                                      -----------
           Total Basic Materials                      $ 1,894,107
                                                      -----------
           Capital Goods - 3.8%
           Aerospace/Defense - 0.6%
   8,500   General Dynamics Corp.                     $   448,375
                                                      -----------
           Electrical Equipment - 0.7%
   8,825   Honeywell, Inc.                            $   509,092
                                                      -----------
           Engineering & Construction - 0.5%
   7,500   Fluor Corp.                                $   344,062
                                                      -----------
           Machinery (Diversified) -  0.8%
  10,300   Ingersoll-Rand Co.                         $   567,144
                                                      -----------
           Manufacturing (Diversified) - 1.2%
  12,100   Tyco International Ltd.                    $   470,387
   6,100   United Technologies Corp.                      396,500
                                                      -----------
                                                      $   866,887
                                                      -----------
           Total Capital Goods                        $ 2,735,560
                                                      -----------
           Communication Services - 6.3%
           Telecommunications (Long Distance) - 1.6%
  23,000   AT&T Corp.                                 $ 1,167,250
                                                      -----------
           Telephone - 4.7%
   6,100   Bell Atlantic Corp.                        $   375,531
  18,200   BellSouth Corp.                                851,987
   8,032   SBC Communications, Inc.                       391,560
  25,000   US West Communications Group, Inc.           1,800,000
                                                      -----------
                                                      $ 3,419,078
                                                      -----------
           Total Communication Services               $ 4,586,328
                                                      -----------
           Consumer Cyclicals - 6.9%
           Automobiles - 3.2%
  42,800   Ford Motor Co.                             $ 2,287,125
                                                      -----------
           Homebuilding - 0.3%
   7,500   Centex Corp.                               $   185,156
                                                      -----------
           Publishing - 1.2%
  14,100   McGraw Hill Co., Inc.                      $   868,912
                                                      -----------
           Retail (General Merchandise) - 2.2%
  23,500   Wal-Mart Stores, Inc.                      $ 1,624,437
                                                      -----------
           Total Consumer Cyclicals                   $ 4,965,630
                                                      -----------
           Consumer Staples - 6.7%
           Distributors (Food & Health) - 1.6%
  13,700   SUPERVALU, Inc.                            $   274,000
  21,900   Sysco Corp.                                    866,419
                                                      -----------
                                                      $ 1,140,419
                                                      -----------

Shares                                                      Value
           Entertainment - 0.5%
  12,300   The Walt Disney Co., Inc.                  $   359,775
                                                      -----------
           Foods - 1.5%
   5,700   H.J. Heinz Co., Inc.                       $   226,931
   5,700   The Quaker Oats Co.                            374,062
  31,300   Tyson Foods, Inc.                              508,625
                                                      -----------
                                                      $ 1,109,618
                                                      -----------
           Household Products (Non-Durables) - 0.5%
   5,200   Kimberly Clark Corp.                       $   339,300
                                                      -----------
           Restaurants - 1.9%
  38,300   Darden Restaurants, Inc.                   $   694,187
  16,300   McDonald's Corp.                               657,094
                                                      -----------
                                                      $ 1,351,281
                                                      -----------
           Specialty Printing - 0.7%
   9,300   Deluxe Corp.                               $   255,169
  10,500   R.R. Donnelley & Sons Co., Inc.                260,531
                                                      -----------
                                                      $   515,700
                                                      -----------
           Total Consumer Staples                     $ 4,816,093
                                                      -----------
           Energy - 5.1%
           Oil (International Integrated) - 4.5%
   5,100   Chevron Corp.                              $   441,787
  18,145   Exxon Mobil Corp.                            1,461,807
  16,600   Royal Dutch Petroleum Co.                    1,003,262
   6,100   Texaco Inc.                                    331,306
                                                      -----------
                                                      $ 3,238,162
                                                      -----------
           Oil & Gas (Refining & Marketing) - 0.6%
  13,600   Ashland, Inc.                              $   447,950
                                                      -----------
           Total Energy                               $ 3,686,112
                                                      -----------
           Financial - 8.3%
           Banks (Major Regional) - 1.2%
  17,500   Bank One Corp.                             $   561,094
   9,200   Fleet Boston Financial Corp.                   320,275
                                                      -----------
                                                      $   881,369
                                                      -----------
           Banks (Money Center) - 2.1%
  15,300   BankAmerica Corp.                          $   767,869
  11,500   First Union Corp.                              377,344
   3,000   J.P. Morgan & Co., Inc.                        379,875
                                                      -----------
                                                      $ 1,525,088
                                                      -----------
           Financial (Diversified) - 2.0%
  12,100   American General Corp.                     $   918,088
   7,800   Federal National Mortgage Association          487,013
                                                      -----------
                                                      $ 1,405,101
                                                      -----------
           Insurance (Life/Health) - 1.5%
   8,055   Aegon NV (A.D.R.)                          $   769,253
   8,500   Lincoln National Corp.                         340,000
                                                      -----------
                                                      $ 1,109,253
                                                      -----------
           Insurance (Multi-Line) - 1.1%
  10,000   Cigna Corp.                                $   805,625
                                                      -----------
           Insurance (Property/Casualty) - 0.4%
  11,200   Safeco Corp.                               $   278,600
                                                      -----------
           Total Financial                            $ 6,005,036
                                                      -----------

48    The accompanying notes are an integral part of these financial statements.

 Balanced Portfolio                             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                    Value
           Healthcare - 4.7%
           Healthcare (Diversified) - 0.9%
   6,600   Allergan Inc.                             $   328,350
   4,000   Warner-Lambert Co.                            327,750
                                                     -----------
                                                     $   656,100
                                                     -----------
           Healthcare (Drugs/Major Pharmaceuticals) - 1.2%
   4,300   Eli Lilly & Co.                           $   285,950
  12,100   Pharmacia & Upjohn Inc.                       544,500
                                                     -----------
                                                     $   830,450
                                                     -----------
           Healthcare (Hospital Management) - 1.4%
  35,500   Columbia/HCA Healthcare Corp.             $ 1,040,594
                                                     -----------
           Healthcare (Managed Care) - 1.2%
  16,700   United Healthcare Corp.                   $   887,188
                                                     -----------
           Total Healthcare                          $ 3,414,332
                                                     -----------
           Technology - 13.6%
           Communications Equipment - 1.7%
   7,200   Lucent Technologies, Inc.                 $   538,650
   4,800   Motorola, Inc.                                706,800
                                                     -----------
                                                     $ 1,245,450
                                                     -----------

Shares                                                     Value
           Computers (Hardware) - 3.8%
  16,900   Compaq Computer Corp.                     $   457,356
  12,900   Hewlett-Packard Co.                         1,469,794
   7,800   IBM Corp.                                     842,400
                                                     -----------
                                                     $ 2,769,550
                                                     -----------
           Computers (Peripherals) - 1.9%
  12,500   EMC Corp.*                                $ 1,365,625
                                                     -----------
           Electronics (Semiconductors) - 6.2%
  37,600   Intel Corp.                               $ 3,094,950
  14,100   Texas Instruments, Inc.                     1,365,938
                                                     -----------
                                                     $ 4,460,888
                                                     -----------
           Total Technology                          $ 9,841,513
                                                     -----------
           Utilities - 0.9%
           Electric Companies - 0.9%
   6,900   DTE Energy Co.                            $   216,488
  11,500   Public Service Enterprise Group, Inc.         400,344
                                                     -----------
           Total Utilities                           $   616,832
                                                     -----------
           Total Common Stocks
           (Cost $37,835,459)                        $42,561,543
                                                     -----------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                                Value
                               DEBT OBLIGATIONS - 39.3%
                               Corporate Bonds - 21.9%
                               Basic Materials - 1.2%
 $   240,000     CC/Ca         AEI Resources, Inc., 11.5%, 12/15/06 (144A)            $   156,000
     250,000     B+/B2         Huntsman ICI Chemicals LLC, 10.125%, 7/1/09 (144A)         256,250
     150,000     BB/Ba3        Lyondell Chemical Co., 9.875%, 5/1/07                      153,000
     135,000     BBB/A3        Phelps Dodge Corp., 7.75%, 1/1/02                          134,760
     150,000     B+/B2         Royster-Clark Inc., 10.25%, 4/1/09 (144A)                  136,500
                                                                                      -----------
                               Total Basic Materials                                  $   836,510
                                                                                      -----------
                               Capital Goods - 1.5%
     275,000     B+/B2         Allied Waste Industries, Inc., 10.0%, 8/1/09 (144A)    $   244,750
     150,000     BBB-/Baa3     Lockheed Martin Corp., 6.85%, 5/15/01                      148,582
     240,000     B+/B2         Metromedia Fiber Network, Inc., 10.0%, 11/15/08            246,000
     500,000     BBB/Ba1       Waste Management, Inc., 6.625%, 7/15/02                    469,945
                                                                                      -----------
                               Total Capital Goods                                    $ 1,109,277
                                                                                      -----------
                               Communication Services - 1.1%
     500,000     BBB/Baa2      Comcast Cable Communications Inc., 6.2%, 11/15/08      $   452,575
     150,000     B/B3          Crown Castle International Inc., 9.0%, 5/15/11             146,250
     220,000     B/B2          NEXTLINK Communications Inc., 10.75%, 6/1/09               228,250
                                                                                      -----------
                               Total Communication Services                           $   827,075
                                                                                      -----------
                               Consumer Cyclicals - 1.9%
     225,000     BBB/Baa3      Laidlaw Inc., 7.65%, 5/15/06                           $   208,474
     300,000     BBB-/Ba1      Levi Strauss & Co., 7.0%, 11/1/06 (144A)                   223,470
   1,000,000     BBB-/Baa3     ShopKo Stores, Inc., 6.5%, 8/15/03                         955,900
                                                                                      -----------
                               Total Consumer Cyclicals                               $ 1,387,844
                                                                                      -----------
                               Consumer Staples - 2.2%
     500,000     BBB-/Baa2     British Sky Broadcasting, 8.2%, 7/15/09 (144A)         $   480,140
     225,000     B+/B2         Charter Communications Holdings LLC, 8.25%, 4/1/07         208,125
     350,000     B/B2          Echostar DBS Communications Corp., 9.25%, 2/1/06           352,625

The accompanying notes are an integral part of these financial statements.    49

 Balanced Portfolio                             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99                                    (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                                     Value
                               Consumer Staples - (continued)
 $   125,000     B-/B2         Emmis Communications Corp., 8.125%, 3/15/09                 $   119,687
     250,000     B-/B3         Premier Parks Inc., 9.75%, 6/15/07                              250,312
     200,000     B/B2          Wesco Distribution, 9.125%, 6/1/08                              188,000
                                                                                           -----------
                               Total Consumer Staples                                      $ 1,598,889
                                                                                           -----------
                               Energy - 2.4%
     500,000     BB-/Ba2       Gulf Canada Resources Ltd., 9.625%, 7/1/05                  $   502,480
     300,000     BB-/B2        Pogo Producing, 5.5%, 6/15/06                                   235,506
     225,000     BB-/Ba3       RBF Finance Co., 11.0%, 3/15/06 (144A)                          241,312
     240,000     BB+/Ba1       Santa Fe Snyder Corp., 8.05%, 6/15/04                           232,270
     500,000     BBB/Baa1      Tosco Corp., 9.625%, 3/15/02                                    519,265
                                                                                           -----------
                               Total Energy                                                $ 1,730,833
                                                                                           -----------
                               Financial - 7.9%
     250,000     A+/A1         AT&T Capital Corp., 6.875%, 1/16/01                         $   250,070
     250,000     BB+/Baa3      Capital One Financial Corp., 7.125%, 8/1/08                     225,910
     500,000     A+/A1         Citicorp, Inc., 7.25%, 9/1/08                                   489,770
     250,000     BBB-/Baa3     Colonial Realty, L.P., 7.0%, 7/14/07                            222,525
     215,000     B/B3          Delta Financial, 9.5%, 8/1/04                                   137,600
     425,000     A+/A1         Ford Motor Credit Corp., 9.14%, 12/30/14                        448,099
     300,000     A/A2          Hartford Financial Services Group, Inc., 6.375%, 11/1/02        293,253
     200,000     BBB+/Baa2     Hertz Corp., 7.0%, 7/15/03                                      195,794
     250,000     BBB-/Ba2      Imperial Bank, 8.5%, 4/1/09                                     231,268
     250,000     A/A3          Lehman Brothers Holdings, 6.625%, 4/1/04                        241,715
     200,000     BBB/Baa3      Mack-Cali Realty Corp., 7.25%, 3/15/09                          184,302
     220,000     AA-/Aa3       Merrill Lynch & Co., Inc., 6.375%, 9/8/06                       206,021
     200,000     A/Aa3         Nationsbank Corp., 6.5%, 3/15/06                                190,328
     200,000     A/Aa3         Nationsbank Corp., 7.5%, 9/15/06                                200,442
     500,000     A+/A1         St. Paul Companies, Inc., 6.38%, 12/15/08                       452,035
     500,000     BBB/Baa2      Spieker Properties, Inc., 6.875%, 2/1/05                        473,845
     500,000     A/A2          SunTrust Banks Inc., 6.0%, 2/15/26                              462,585
     500,000     BBB+/A3       Washington Mutual Capital, Inc., 7.25%, 8/15/05                 488,600
     300,000     AA-/A2        Western National Corp., 7.125%, 2/15/04                         297,723
                                                                                           -----------
                               Total Financial                                             $ 5,691,885
                                                                                           -----------
                               Healthcare - 0.8%
     350,000     BBB-/Ba1      Beckman Instruments, Inc., 7.05%, 6/1/26                    $   320,947
     225,000     B/B3          King Pharmaceutical Inc., 10.75%, 2/15/09                       238,500
                                                                                           -----------
                               Total Healthcare                                            $   559,447
                                                                                           -----------
                               Technology - 0.2%
     175,000     BBB+/Baa1     Sun Microsystems, 7.65%, 8/15/09                            $   174,104
                                                                                           -----------
                               Total Technology                                            $   174,104
                                                                                           -----------
                               Transportation - 1.0%
     500,000     BBB-/Baa2     Kansas City Southern Industries, Inc., 7.875%, 7/1/02       $   514,160
     200,000     BB/Ba2        Northwest Airlines, 8.52%, 4/07/04                              188,932
                                                                                           -----------
                               Total Transportation                                        $   703,092
                                                                                           -----------
                               Utilities - 1.7%
     300,000     BB/Ba3        CMS Energy Corp., 7.5%, 1/15/09                             $   276,135
     350,000     BBB-/Baa3     Great Lakes Power, 8.3%, 3/1/05                                 342,048
     650,000     A/A2          Virginia Electric & Power, 6.75%, 2/1/07                        620,341
                                                                                           -----------
                               Total Utilities                                             $ 1,238,524
                                                                                           -----------
                               Total Corporate Bonds                                       $15,857,480
                                                                                           -----------

50    The accompanying notes are an integral part of these financial statements.

 Balanced Portfolio                             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                                                       Value
                    U.S. Government Obligations - 4.1%
$1,000,000          U.S. Treasury Bonds, 8.125%, 8/15/19                                               $ 1,138,290
 1,545,000          U.S. Treasury Bonds, 6.125%, 11/15/27                                                1,436,711
   400,000          U.S. Treasury Notes, 5.625%, 5/15/08                                                   376,192
                                                                                                       -----------
                    Total U.S. Government Obligations                                                  $ 2,951,193
                                                                                                       -----------
                    U.S. Government Agency Obligations - 13.3%
   500,000          Federal Home Loan Mortgage Corp., REMIC Series 1487F, 6.0%, 11/15/20               $   490,030
 1,000,000          Federal Home Loan Mortgage Corp., REMIC Series 1541G, 6.75%, 11/15/21                  979,600
   825,000          Federal National Mortgage Association, REMIC Series 93-47C, 7.0%, 4/25/08              817,575
   483,872          Government National Mortgage Association, 6.5%, 10/15/28                               455,217
 1,362,513          Government National Mortgage Association, 7.0%, 12/15/28                             1,318,368
   486,803          Government National Mortgage Association, 6.0%, 1/15/29                                444,003
   995,955          Government National Mortgage Association, 6.5%, 3/15/29                                936,974
   995,869          Government National Mortgage Association, 7.0%, 7/15/29                                962,677
   945,666          Government National Mortgage Association II, 7.0%, 2/20/29                             912,076
   493,203          Government National Mortgage Association II, 7.5%, 8/20/29                             486,757
   447,914          Government National Mortgage Association II, 7.5%, 9/20/29                             442,059
   450,690          Government National Mortgage Association, REMIC Series 1998-24A, 6.0%, 11/20/24        434,803
 1,000,000          Government National Mortgage Association, REMIC Series 98-13B, 6.5%, 12/20/25          928,650
                                                                                                       -----------
                    Total U.S. Government Agency Obligations                                           $ 9,608,789
                                                                                                       -----------
                    Total Debt Obligations
                    (Cost $29,923,083)                                                                 $28,417,462
                                                                                                       -----------
                    TOTAL INVESTMENT IN SECURITIES
                    (Cost $67,758,542)                                                                 $70,979,005
                                                                                                       -----------
                    TEMPORARY CASH INVESTMENT - 1.8%
                    Repurchase Agreement - 1.8%
 1,300,000          Credit Suisse First Boston Group, Inc., 3.0%, dated 12/31/99, repurchase price of $1,300,000 plus accrued interest on 1/3/00, collateralized by $1,364,000
                    U.S. Treasury Bills, 5.737%, 6/29/00                                               $ 1,300,000
                                                                                                       -----------
                    TOTAL TEMPORARY CASH INVESTMENT
                    (Cost $1,300,000)                                                                  $ 1,300,000
                                                                                                       -----------
                    TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                    INVESTMENT - 100%
                    (Cost $69,058,542)                                                                 $72,279,005
                                                                                                       -----------
*    Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 1999, the value of these securities amounted to $1,738,422 or 2.4% of total net assets.

The accompanying notes are an integral part of these financial statements.    51

 Strategic Income Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Principal           S&P/Moody's
Amount              Ratings
USD($)              (unaudited)                                                                 Value
                                  CONVERTIBLE CORPORATE BONDS  - 9.0%
       10,000       NR/NR         Advanced Energy Industries Inc., 5.25%, 11/15/06         $   11,829
       15,000       CCC+/Caa1     APP Finance VII, 3.5%, 4/30/03 (144A)                        11,012
       15,000       B+/B1         Mascotech, Inc., 4.5%, 12/15/03                              11,006
       15,000       BB-/B2        Pogo Producing Co., 5.5%, 6/15/06                            11,775
       10,000       BBB/Baaa3     Thermo Electron Corp., 4.25%, 1/1/03                          8,423
       20,000       NR/B2         Total Access Communication, 2.0%, 5/31/06                    19,600
       20,000       BB/NR         TVX Gold Inc., 5.0%, 3/28/02                                 15,250
       15,000       BBB-/Ba3      Waste Management Inc., 4.0%, 2/1/02                          13,061
                                                                                           ----------
                                  Total Convertible Corporate Bonds
                                  (Cost $102,260)                                          $  101,956
                                                                                           ----------
                                  ASSET BACKED SECURITIES - 4.5%
DKK    198,000      AA-/Aa3       Nykredit, 6.0%, 10/1/29                                  $   24,935
DKK    199,000      AA-/Aa3       Nykredit, 7.0%, 10/1/32                                      26,065
                                                                                           ----------
                                  Total Asset Backed Securities
                                  (Cost $52,640)                                           $   51,000
                                                                                           ----------
                                  CORPORATE BONDS - 46.6%
                                  Basic Materials - 4.0%
                                  Agricultural Products - 1.2%
       15,000       B+/B2         Royster-Clark Inc., 10.25%, 4/1/09 (144A)                $   13,650
                                                                                           ----------
                                  Chemicals - 2.8%
       15,000       BB/Ba3        Lyondell Petrochemical Co., 9.875%, 5/1/07               $   15,300
EURO   15,000       B+/B2         Huntsman ICI Chemicals LLC, 10.125%, 7/1/09                  15,941
                                                                                           ----------
                                                                                           $   31,241
                                                                                           ----------
                                  Total Basic Materials                                    $   44,891
                                                                                           ----------
                                  Capital Goods - 2.5%
                                  Engineering & Construction - 1.3%
       15,000       B+/B2         Metromedia Fiber Network, Inc., 10.0%, 11/15/08          $   15,375
                                                                                           ----------
                                  Waste Management - 1.2%
       15,000       B+/B2         Allied Waste North America Inc., 10.0%, 8/1/09 (144A)    $   13,350
                                                                                           ----------
                                  Total Capital Goods                                      $   28,725
                                                                                           ----------
                                  Communication Services - 5.9%
                                  Cellular/Wireless Communications - 2.7%
       15,000       B/B3          Crown Castle International Corp., 9.0%, 5/15/11          $   14,625
       15,000       B/B2          NEXTLINK Communications, Inc., 10.75%, 6/1/09                15,563
                                                                                           ----------
                                                                                           $   30,188
                                                                                           ----------
                                  Telecommunications (Long Distance) - 2.0%
EURO   14,000       BB/Ba1        KPNQwest NV, 7.125%, 6/1/09                              $   13,821
       15,000       NR/NR         SBA Communications, 12.0%, 3/1/08                             9,150
                                                                                           ----------
                                                                                           $   22,971
                                                                                           ----------
                                  Telephone - 1.2%
       15,000       B/B2          Intermedia Communications Inc., 8.6%, 6/1/08             $   13,837
                                                                                           ----------
                                  Total Communication Services                             $   66,996
                                                                                           ----------
                                  Consumer Cyclicals - 9.4%
                                  Building Materials - 2.1%
       10,000       B+/B1         Nortek Inc., 9.125%, 9/1/07                              $    9,700
       15,000       B/B2          NCI Building Systems, Inc., 9.25%, 5/1/09                    14,325
                                                                                           ----------
                                                                                           $   24,025
                                                                                           ----------

52    The accompanying notes are an integral part of these financial statements.

 Strategic Income Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal           S&P/Moody's
Amount              Ratings
USD($)              (unaudited)                                                                       Value
                                  Distributors - 3.9%
EURO   15,000       B-/B2         United Pan Europe Communications NV, 11.25%, 11/1/09 (144A)    $   15,488
       15,000       B-/B3         Fisher Scientific International Inc., 9.0%, 2/1/08                 14,362
       15,000       B/B2          Wesco Distribution Inc., 9.125%, 6/1/08                            14,100
                                                                                                 ----------
                                                                                                 $   43,950
                                                                                                 ----------
                                  Hardware & Tools - 1.3%
       15,000       B+/B2         Scott's Corp., 8.625%, 1/15/09 (144A)                          $   14,625
                                                                                                 ----------
                                  Homebuilding - 0.8%
       10,000       BB+/Ba2       Toll Corp., 8.125%, 2/1/09                                     $    9,275
                                                                                                 ----------
                                  Textiles (Apparel) - 1.3%
       15,000       BBB-/Baa2     Jones Apparel Group, Inc., 7.875%, 6/15/06                     $   14,502
                                                                                                 ----------
                                  Total Consumer Cyclicals                                       $  106,377
                                                                                                 ----------
                                  Consumer Staples - 6.4%
                                  Broadcasting (Television/Radio/Cable) - 3.8%
       15,000       B+/B1         Adelphia Communications, 7.875%, 5/1/09                        $   13,537
       15,000       B+/B2         Charter Communications Holdings LLC, 8.25%, 4/1/07                 13,875
       15,000       B/B2          Echostar DBS Communications Corp., 9.25%, 2/1/06                   15,112
                                                                                                 ----------
                                                                                                 $   42,524
                                                                                                 ----------
                                  Entertainment - 1.3%
       15,000       B-/B3         Premier Parks, Inc., 9.75%, 6/15/07                            $   15,019
                                                                                                 ----------
                                  Household Products (Non-Durables) - 1.3%
       15,000       B/B2          Playtex Family Products, Inc., 9.0%, 12/15/03                  $   14,888
                                                                                                 ----------
                                  Total Consumer Staples                                         $   72,431
                                                                                                 ----------
                                  Energy - 2.7%
                                  Oil & Gas - 2.7%
       15,000       BB-/Ba3       RBF Finance Co., 11.0%, 3/15/06                                $   16,088
       15,000       BB-/Ba2       Gulf Canada Resources Ltd., 9.625%, 7/1/05                         15,074
                                                                                                 ----------
                                  Total Energy                                                   $   31,162
                                                                                                ----------
                                  Financial - 8.4%
                                  Banks - 3.9%
       15,000       A+/A1         Dresdner Funding Trust, 8.151%, 6/30/31 (144A)                 $   14,051
DEM    31,000       NR/Aaa        Deutsche Siedlungs Und Lande, 7.25%, 1/10/00                       15,999
       15,000       BBB-/Ba2      Imperial Bank, 8.5%, 4/1/09                                        13,876
                                                                                                 ----------
                                                                                                 $   43,926
                                                                                                 ----------
                                  Consumer Finance - 2.1%
       15,000       BB-/B1        Advanta Corp., 7.0%, 5/1/01                                    $   14,437
       15,000       B/B3          Delta Financial Corp., 9.5%, 8/1/04                                 9,600
                                                                                                 ----------
                                                                                                 $   24,037
                                                                                                 ----------
                                  Financial (Diversified) - 2.4%
       15,000       BBB-/Baa3     Colonial Realty LP, 7.0%, 7/14/07                              $   13,351
       15,000       BBB/Baa3      Mack-Cali Realty Corp., 7.25%, 3/15/09                             13,823
                                                                                                 ----------
                                                                                                 $   27,174
                                                                                                 ----------
                                  Total Financial                                                $   95,137
                                                                                                 ----------
                                  Healthcare - 3.4%
       10,000       BB+/Ba1       Beckman Instruments, Inc., 7.05%, 6/1/26                       $    9,170
       15,000       BB+/Ba2       Columbia HCA/HealthCare Corp., 7.25%, 5/20/08                      13,360
       15,000       B/B3          King Pharmaceutical Inc., 10.75%, 2/15/09                          15,900
                                                                                                 ----------
                                  Total Healthcare                                               $   38,430
                                                                                                 ----------

The accompanying notes are an integral part of these financial statements.    53

 Strategic Income Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99                                    (continued)
--------------------------------------------------------------------------------

Principal          S&P/Moody's
Amount             Ratings
USD($)             (unaudited)                                                                      Value
                                 Transportation - 1.2%
                                 Airlines - 1.2%
        15,000     BB/Ba2        Northwest Airlines Inc., 8.52%, 4/7/04                        $   14,170
                                                                                               ----------
                                 Total Transportation                                          $   14,170
                                                                                               ----------
                                 Utilities - 2.7%
                                 Electric Companies - 1.3%
        15,000     BBB-/Baa3     Great Lakes Power Inc., 3/1/05                                $   14,659
                                                                                               ----------
                                 Power Producers (Independent) - 1.4%
        25,000     BB-/Ba3       AES China Generating Co., 10.125%, 12/15/06                   $   16,469
                                                                                               ----------
                                 Total Utilities                                               $   31,128
                                                                                               ----------
                                 Total Corporate Bonds
                                 (Cost $535,689)                                               $  529,447
                                                                                               ----------
                                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 32.5%
        49,853                   Federal National Mortgage Association, 7.0%, 9/1/29           $   48,231
        46,773                   Government National Mortgage Association, 7.75%, 10/15/26         46,805
        48,069                   Government National Mortgage Association, 7.0%, 2/15/29           46,512
        25,001                   Government National Mortgage Association, 7.5%, 10/15/29          24,752
        24,660                   Government National Mortgage Association II, 7.5%, 8/20/29        24,338
       189,000                   U.S. Treasury Notes, 5.625%, 5/15/08                             177,751
                                                                                               ----------
                                 Total U.S. Government and Agency Obligations
                                 (Cost $374,063)                                               $  368,389
                                                                                               ----------
                                 FOREIGN GOVERNMENT BONDS - 6.1%
        35,000     BB/Ba3        Republic of Argentina, 9.75%, 9/19/27                         $   31,938
        25,000     B+/B2         Republic of Brazil, 10.125%, 5/15/27                              21,281
        15,000     BB/Ba1        United Mexican State, 10.375%, 2/17/09                            15,923
                                                                                               ----------
                                 Total Foreign Government Bonds
                                 (Cost $61,403)                                                $   69,142
                                                                                               ----------
                                 SUPERNATIONAL BONDS - 1.3%
NZD     30,000     AAA/Aaa       International Finance Corp., 6.75%, 7/15/09                   $   14,554
                                                                                               ----------
                                 Total Supernational Bonds
                                 (Cost $14,440)                                                $   14,554
                                                                                               ----------
                                 TOTAL INVESTMENT IN SECURITIES - 100%
                                 (Cost $1,140,495)                                             $1,134,488
                                                                                               ----------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 1999, the value of these securities amounted to $82,176 or 6.6% of total net assets.

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.

DEM   Deutsche marc.

DKK   Danish kroner.

EURO  Euro dollar.

NZD   New Zealand dollar.


54    The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

                        S&P/Moody's
Principal               Ratings
Amount                  (unaudited)                                                                      Value
                                      DEBT OBLIGATIONS - 95.7%
                                      Australia - 1.5%
CHF 1,000,000           NA/NR         Shell Australia, 6.0%, 1/14/00                                   $   628,776
                                                                                                       -----------
                                      Austria - 3.0%
    1,000,000           NA/NA         Autobahn Schnell AG, 3.0%, 11/12/01                              $   631,476
    1,000,000           NA/NR         City of Vienna, 4.25%, 1/31/00                                       628,650
                                                                                                       -----------
                                                                                                       $ 1,260,126
                                                                                                       -----------
                                      Belgium - 1.5%
    1,000,000           NR/NR         Societe Nationale Credit a d'Investissement, 7.25%, 10/2/00      $   650,788
                                                                                                       -----------
                                                                                                       $   650,788
                                                                                                       -----------
                                      Canada - 14.6%
    3,000,000           AA-/Aa3       GMAC Canada Ltd., 3.75%, 1/16/01                                 $ 1,908,560
    2,000,000           NA/NA         Montreal Urban Community, 5.25%, 6/9/03                            1,332,663
    2,000,000           AA-/Aa3       Province of Ontario, 7.375%, 1/27/03                               1,367,833
    1,260,000           NR/A2         Province of Saskatchewan, 7.0%, 8/17/00                              813,069
    1,200,000           A+/A2         Quebec Province, 3.5%, 9/17/08                                       719,714
                                                                                                       -----------
                                                                                                       $ 6,141,839
                                                                                                       -----------
                                      Denmark - 5.9%
      600,000           NA/Aa1        Great Belt AS, 4.25%, 9/24/04                                    $   393,017
    1,340,000           AA+/Aa1       Kingdom of Denmark, 0%, 2/17/02                                      797,789
    2,000,000           NA/NA         Oresundsfoerbindelsen, 5.375%, 12/1/03                             1,311,939
                                                                                                       -----------
                                                                                                       $ 2,502,745
                                                                                                       -----------
                                      France - 12.1%
    1,800,000           AAA/Aaa       Caisse Nationale d'Autoroutes, 3.375%, 2/27/08                   $ 1,099,918
    1,800,000           AAA/Aaa       Reseau Ferre de France, 3.25%, 9/12/08                             1,089,179
    1,300,000           NA/NA         Rhone-Alpes, 6.375%, 11/25/02                                        887,050
    3,000,000           NA/NA         Societe Nationale des Chemins de Fer Francais, 5.25%, 2/24/05      2,047,039
                                                                                                       -----------
                                                                                                       $ 5,123,186
                                                                                                       -----------
                                      Germany - 9.3%
    2,000,000           NA/Aa3        Bayerische Vereinsbank, 4.25%, 2/21/07                           $ 1,266,093
    2,000,000           NA/A1         Commerzbank AG, 7.0%, 7/25/01                                      1,328,267
    2,200,000           AAA/Aaa       Frankfurter Hypothekenbank Centralboden AG, 3.125%, 4/29/08        1,311,185
                                                                                                       -----------
                                                                                                       $ 3,905,545
                                                                                                       -----------
                                      Ireland - 2.0%
    1,300,000           AA+/Aaa       Republic of Ireland, 6.5%, 1/15/01                               $   850,107
                                                                                                       -----------
                                      Italy - 2.8%
    2,315,000           AA/Aa3        Republic of Italy, 0%, 12/11/05                                  $ 1,187,813
                                                                                                       -----------
                                      Netherlands - 11.7%
    3,000,000           NA/NA         Allianz Finance BV, 3.0%, 8/26/05                                $ 1,860,516
    1,400,000           NR/A1         BMW Finance NV, 5.0%, 4/21/13                                        915,500
    1,400,000           AA+/Aa1       Deutsche Finance BV, 3.5%, 2/19/03                                   884,946
    2,000,000           NR/Aaa        Helaba Finance, 3.75%, 12/28/00                                    1,274,257
                                                                                                       -----------
                                                                                                       $ 4,935,219
                                                                                                       -----------
                                      New Zealand - 4.7%
    3,000,000           AA+/Aa2       Transpower Finance Ltd., 4.25%, 6/10/04                          $ 1,967,908
                                                                                                       -----------
                                      Norway - 3.3%
    2,165,000           AA/Aa2        Statoil, 4.125%, 9/20/01                                         $ 1,388,901
                                                                                                       -----------
                                      Sweden - 4.5%
    3,000,000           NA/Aa3        AB Spintab, 3.25%, 1/24/02                                       $ 1,893,488
                                                                                                       -----------
                                                                                                       $ 1,893,488
                                                                                                       -----------

The accompanying notes are an integral part of these financial statements.    55

Swiss Franc Bond Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99                                     (continued)

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                                            Value
                                   United States - 18.8%
CHF 2,500,000        NA/A1         Citibank Credit Card Master Trust, 3.5%, 11/25/02                    $ 1,580,654
    3,000,000        A+/A1         DaimlerChrysler NA Holdings, Inc., 3.125%, 9/25/02                     1,891,132
    3,000,000        NR/A1         J.P. Morgan & Co., 2.0%, 12/27/01                                      1,846,386
    2,200,000        AA-/Aa3       Merrill Lynch & Co., 3.0%, 4/8/02                                      1,376,123
    1,000,000        AA+/Aa2       Nationwide Financial Services Corp., 3.0%, 8/18/04                       614,206
    1,000,000        AAA/Aa1       Toyota Motor Credit Corp., 4.5%, 9/29/00                                 638,856
                                                                                                        -----------
                                                                                                        $ 7,947,357
                                                                                                        -----------
                                   TOTAL DEBT OBLIGATIONS
                                   (Cost $45,870,564)                                                   $40,383,798
                                                                                                        -----------
                                   TEMPORARY CASH INVESTMENT - 4.3%
                                   Repurchase Agreement - 4.3%
   $1,800,000                      Credit Suisse First Boston Group, Inc., 3.0%, dated 12/31/99, repurchase price of $1,800,000 plus accrued interest on 1/3/00,
                                   collateralized by $1,888,000 U.S. Treasury Bills, 5.737%, 6/29/00    $ 1,800,000
                                                                                                        -----------
                                   TOTAL TEMPORARY CASH INVESTMENT
                                   (Cost $1,800,000)                                                    $ 1,800,000
                                                                                                        -----------
                                   TOTAL INVESTMENT IN SECURITIES - 100%
                                   (Cost $47,670,564)                                                   $42,183,798
                                                                                                        -----------

CHF Swiss franc.

56    The accompanying notes are an integral part of these financial statements.

America Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Principal
Amount                                                                                                               Value
             U.S GOVERNMENT AND AGENCY OBLIGATIONS - 95.3%
$ 300,000    Federal Farm Credit Bank, Medium Term Note, 6.38%, 11/27/06                                         $   289,020
  350,000    Federal Farm Credit Bank, Medium Term Note, 6.78%, 12/12/07                                             334,372
  250,000    Federal Home Loan Bank, 7.01%, 1/13/04                                                                  246,960
  300,000    Federal Home Loan Bank, 7.08%, 11/5/04                                                                  296,721
  400,000    Federal Home Loan Bank, 6.02%, 3/17/08                                                                  370,396
  110,000    Federal Home Loan Mortgage Corp., 6.55%, 1/4/00                                                         110,001
  300,000    Federal Home Loan Mortgage Corp., 7.125%, 11/18/02                                                      303,762
  600,000    Federal Home Loan Mortgage Corp., 6.54%, 11/6/07                                                        568,236
  178,174    Federal Home Loan Mortgage Corp., 7.0%, 9/1/27                                                          172,711
  483,992    Federal Home Loan Mortgage Corp., 6.5%, 3/1/29                                                          457,261
  107,608    Federal Home Loan Mortgage Corp., REMIC Series G031K, 6.5%, 10/25/14                                    105,594
  500,000    Federal Home Loan Mortgage Corp., REMIC Series 1541G, 6.75%, 11/15/21                                   489,800
  660,400    Federal Home Loan Mortgage Corp., REMIC Series 2043DB, 6.5%, 1/15/25                                    630,867
  500,000    Federal Home Loan Mortgage Corp., REMIC Series 2106K, 6.0%, 4/15/25                                     450,755
  225,000    Federal National Mortgage Association, 6.8%, 1/10/03                                                    225,072
  668,000    Federal National Mortgage Association, 6.375%, 6/15/09                                                  635,942
1,354,753    Federal National Mortgage Association, 6.5%, 5/18/26 to 11/1/28                                       1,258,010
  846,427    Federal National Mortgage Association, 6.0%, 12/1/28                                                    776,233
  300,000    Federal National Mortgage Association, Medium Term Note, 6.84%, 7/17/07                                 288,624
  199,160    Government National Mortgage Association, 8.0%, 2/15/08                                                 202,842
1,927,514    Government National Mortgage Association, 6.5%, 3/15/26 to 2/15/29                                    1,813,957
3,633,154    Government National Mortgage Association, 7.0%, 12/15/25 to 7/15/29                                   3,514,999
  877,263    Government National Mortgage Association, 7.5%, 10/15/22 to 8/15/29                                     869,100
  468,994    Government National Mortgage Association I, 6.5%, 8/15/28                                               441,220
   32,294    Government National Mortgage Association II, 8.0%, 8/20/25                                               32,548
2,020,986    Government National Mortgage Association II, 6.5%, 8/20/28 to 2/20/29                                 1,894,998
  945,666    Government National Mortgage Association II, 7.0%, 2/20/29                                              912,076
1,569,294    Government National Mortgage Association II, 7.5%, 8/20/27 to 8/20/29                                 1,548,971
  500,000    Government National Mortgage Association, REMIC Series 1998-21VB, 6.5%, 10/20/11                        471,650
  450,690    Government National Mortgage Association, REMIC Series 1998-24A, 6.5%, 11/20/24                         434,803
  250,000    Private Export Funding, 7.3%, 1/31/02                                                                   252,792
  500,000    Private Export Funding, 6.9%, 1/31/03                                                                   499,490
  200,000    Student Loan Marketing Association, 7.5%, 3/8/00                                                        200,530
  250,000    Tennessee Valley Authority, 6.375%, 6/15/05                                                             242,183
  300,000    Tennessee Valley Authority, 6.75%, 6/1/28                                                               259,500
2,100,000    U.S. Treasury Bonds, 7.25%, 5/15/16                                                                   2,192,820
1,600,000    U.S. Treasury Bonds, 6.25%, 8/15/23                                                                   1,508,496
1,000,000    U.S. Treasury Notes, 7.25%, 5/15/04                                                                   1,030,070
  200,000    U.S. Treasury Notes, 7.875%, 11/15/04                                                                   211,392
1,750,000    U.S. Treasury Notes, 7.0%, 7/15/06                                                                    1,790,898
                                                                                                                 -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost $29,972,511)                                                                                  $28,335,672
                                                                                                                 -----------
             TEMPORARY CASH INVESTMENT - 4.7%
1,400,000    Credit Suisse First Boston Group, Inc., 3.0%, dated 12/31/99, repurchase price of $1,400,000 plus
             accrued interest on 1/3/00, collateralized by $1,468,000 U.S. Treasury Bills 5.737%, 6/29/00        $ 1,400,000
                                                                                                                 -----------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $1,400,000)                                                                                   $ 1,400,000
                                                                                                                 -----------
             TOTAL INVESTMENTS IN SECURITIES AND TEMPORARY CASH INVESTMENT - 100%
             (Cost $31,372,511)                                                                                  $29,735,672
                                                                                                                 -----------

Note: The Portfolio's investments in mortgage-backed securities of the Government National Mortgage Association
      (GNMA) and the Federal National Mortgage Association (FNMA) are interests in separate pools of mortgages.
      All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

The accompanying notes are an integral part of these financial statements.    57

Money Market Portfolio                          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99

Principal
Amount                                                                                                                  Value
                COMMERCIAL PAPER - 77.4%
 $  1,000,000   American Express Credit Corp., 6.0%, 2/7/00                                                         $   993,969
    1,085,000   Associated Corp., 5.9%, 2/28/00                                                                       1,074,686
    1,220,000   AT&T Corp., 5.95%., 1/19/00                                                                           1,216,371
    1,400,000   BellSouth Capital Funding Corp., 5.87%, 2/24/00                                                       1,387,673
    1,500,000   Chevron USA, Inc., 6.0%, 2/10/00                                                                      1,490,000
    1,295,000   The Coca Cola Co., 6.05%, 2/18/00                                                                     1,284,554
    1,153,000   Deere (John) Capital Corp., 5.94%, 1/24/00                                                            1,148,624
    1,325,000   Exxon Mobil Corp., 5.8%, 1/14/00                                                                      1,322,225
    1,140,000   Ford Motor Credit Corp., 5.94%, 1/13/00                                                               1,137,743
      800,000   Gannett Co., 5.8%, 1/21/00                                                                              797,422
    1,650,000   General Electric Capital Corp., 6.0%, 1/20/00                                                         1,644,775
    1,040,000   General Motors Acceptance Corp., 5.88%, 2/11/00                                                       1,033,036
      940,000   Heinz (H.J.) Co., 6.08%, 2/02/00                                                                        934,920
    1,235,000   Household Finance Corp., 5.86%, 1/10/00                                                               1,233,191
    1,507,000   IBM Corp., 5.98%, 2/02/00                                                                             1,498,989
    1,400,000   Minnesota Mining & Manufacturing Co., 6.05%, 1/27/00                                                  1,393,883
    1,620,000   National Rural Utilities Cooperative Finance Corp., 5.63%, 1/26/00                                    1,613,666
      500,000   Pacific Gas & Electric Co., 7.0%, 2/10/00                                                               496,111
    1,070,000   Procter & Gamble Co., 6.02%, 2/09/00                                                                  1,063,022
    1,155,000   Prudential Funding Corp., 5.95%, 1/11/00                                                              1,153,091
    1,000,000   Schering Corp., 6.1%, 1/25/00                                                                           995,933
    1,500,000   Southern California Edison Co., 5.7%, 1/28/00                                                         1,493,587
    1,360,000   Texaco Inc., 5.79%, 1/31/00                                                                           1,353,438
    1,060,000   Walt Disney Co., 5.88%, 1/25/00                                                                       1,055,845
                                                                                                                    -----------
                Total Commercial Paper                                                                              $28,816,754
                                                                                                                    -----------
                U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.4%
    1,000,000   Federal Farm Credit Bank, 5.56%, 1/18/00                                                            $ 1,000,000
    1,000,000   Federal Farm Credit Bank, 5.3%, 2/1/00                                                                1,000,000
                                                                                                                    -----------
                Total U.S. Government Agency Obligations                                                            $ 2,000,000
                                                                                                                    -----------
                REPURCHASE AGREEMENT - 17.2%
     6,400,00   Credit Suisse First Boston Group, Inc., 3.0%, dated 12/31/99, repurchase price of $6,400,000 plus
                accrued interest on 1/3/00, collateralized by $6,713,000 U.S. Treasury Bills, 5.737%, 6/29/00       $ 6,400,000
                                                                                                                    -----------
                Total Repurchase Agreement                                                                          $ 6,400,000
                                                                                                                    -----------
                TOTAL INVESTMENT IN SECURITIES - 100%                                                               $37,216,754
                                                                                                                    -----------

58    The accompanying notes are an integral part of these financial statements.

Emerging Markets Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                                               Year           10/30/98
                                                                                              Ended              to
                                                                                             12/31/99         12/31/98
Net asset value, beginning of period                                                         $ 10.49           $ 10.00
                                                                                             -------           -------
Increase (decrease) from investment operations:
 Net investment loss                                                                         $ (0.03)          $  0.00
 Net realized and unrealized gain on investments and foreign currency transactions              8.29              0.49
                                                                                             -------           -------
  Net increase in net asset value                                                            $  8.26           $  0.49
                                                                                             -------           -------
Net asset value, end of period                                                               $ 18.75           $ 10.49
                                                                                             -------           -------
Total return*                                                                                  78.74%             4.90%
Ratio of net expenses to average net assets                                                     1.88%+            1.75%**
Ratio of net investment loss to average net assets                                             (0.74)%+          (0.01)%**
Portfolio turnover rate                                                                          144%               60%**
Net assets, end of period (in thousands)                                                     $ 9,679           $   133
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   6.56%           104.83%**
 Net investment loss                                                                          (5.42)%          (103.09)% **
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   1.75%             1.75%**
 Net investment loss                                                                           (0.61)%           (0.01)%**

Europe Portfolio                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                                              Year            10/30/98
                                                                                             Ended               to
                                                                                            12/31/99          12/31/98
Net asset value, beginning of period                                                         $ 10.60           $ 10.00
                                                                                             -------           -------
Increase from investment operations:
 Net investment income                                                                       $  0.05           $  0.00
 Net realized and unrealized gain on investments and foreign currency transactions              2.97              0.60
                                                                                             -------           -------
  Net increase from investment operations                                                    $  3.02           $  0.60
Distributions to shareholders:
 Net realized gain                                                                             (0.01)                -
                                                                                             -------           -------
 Net increase in net asset value                                                             $  3.01           $  0.60
                                                                                             -------           -------
Net asset value, end of period                                                               $ 13.61           $ 10.60
                                                                                             -------           -------
Total return*                                                                                  28.47%             6.00%
Ratio of net expenses to average net assets                                                     1.53%+            1.50%**
Ratio of net investment income to average net assets                                            0.56%+            0.00%**
Portfolio turnover rate                                                                           60%                6%**
Net assets, end of period (in thousands)                                                     $12,735           $ 1,620
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                                  2.58%            16.56%**
  Net investment loss                                                                          (0.49)%          (15.06)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                                                  1.50%             1.50%**
  Net investment income                                                                         0.59%             0.00%**

*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    59

International Growth Portfolio                  PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                      Year        Year          Year        Year        3/1/95
                                                                     Ended        Ended        Ended       Ended          to
                                                                    12/31/99    12/31/98      12/31/97    12/31/96     12/31/95
Net asset value, beginning of period                                $ 10.79     $ 12.23       $ 11.83     $ 10.93      $ 10.00
                                                                    -------     -------       -------     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.07     $  0.09       $  0.06     $  0.05      $     -
 Net realized and unrealized gain (loss) on investments and
 foreign currency transactions                                         4.67       (0.45)         0.53        0.88         1.04
                                                                    -------     -------       -------     -------      -------
  Net increase (decrease) from investment operations                $  4.74     $ (0.36)      $  0.59     $  0.93      $  1.04
Distributions to shareholders:
 Net investment income                                                (0.15)      (0.19)        (0.03)          -            -
 In excess of net investment income                                       -           -             -           -        (0.02)
 Net realized gain                                                        -       (0.89)        (0.16)      (0.03)       (0.09)
                                                                    -------     -------       -------     -------      -------
Net increase (decrease) in net asset value                          $  4.59     $ (1.44)      $  0.40     $  0.90      $  0.93
                                                                    -------     -------       -------     -------      -------
Net asset value, end of period                                      $ 15.38     $ 10.79       $ 12.23     $ 11.83      $ 10.93
                                                                    -------     -------       -------     -------      -------
Total return*                                                         44.38%      (3.32)%        4.87%       8.54%       10.42%
Ratio of net expenses to average net assets+                           1.22%       1.44%         1.49%       1.52%        2.10%**
Ratio of net investment income (loss) to average net assets+           0.01%       1.00%         0.78%       0.78%       (0.25%)**
Portfolio turnover rate                                                  90%        113%          133%        115%         139%**
Net assets, end of period (in thousands)                            $69,192     $51,525       $49,412     $24,770      $ 2,967
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.22%       1.47%         1.71%       3.04%       17.22%**
 Net investment income (loss)                                          0.01%       0.97%         0.56%      (0.74)%     (15.37)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          1.22%       1.43%         1.48%       1.50%        1.75%**
 Net investment income                                                 0.01%       1.01%         0.79%       0.80%        0.10%**

Capital Growth Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                    Year         Year       Year         Year       3/1/95
                                                                    Ended        Ended      Ended       Ended         to
                                                                  12/31/99     12/31/98   12/31/97     12/31/96    12/31/95
Net asset value, beginning of period                              $ 14.49      $ 16.15    $ 13.05      $ 11.57      $ 10.00
                                                                  -------      -------    -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.13     $  0.12     $  0.12      $  0.03      $  0.02
 Net realized and unrealized gain (loss) on investments              1.77       (0.65)       3.09         1.71         1.69
                                                                  -------      -------    -------      -------      -------
  Net increase (decrease) from investment operations              $  1.90     $ (0.53)    $  3.21      $  1.74      $  1.71
Distributions to shareholders:
 Net investment income                                              (0.13)      (0.10)          -        (0.03)       (0.02)
 Net realized gain                                                       -      (1.03)      (0.11)       (0.23)       (0.12)
                                                                  -------      -------    -------      -------      -------
Net increase (decrease) in net asset value                        $  1.77     $ (1.66)    $  3.10      $  1.48      $  1.57
                                                                  -------      -------    -------      -------      -------
Net asset value, end of period                                    $ 16.26     $ 14.49     $ 16.15      $ 13.05      $ 11.57
                                                                  -------      -------    -------      -------      -------
Total return*                                                       13.13%      (4.02)%     24.69%       15.03%       17.13%
Ratio of net expenses to average net assets+                         0.76%       0.74%       0.80%        0.93%        1.56%**
Ratio of net investment income to average net assets+                0.77%       0.90%       1.02%        0.37%        0.48%**
Portfolio turnover rate                                                91%         81%         50%          41%          46%**
Net assets, end of period (in thousands)                         $120,526    $113,359    $105,476      $48,572      $ 9,357
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.76%       0.74%       0.80%        0.95%        3.95%**
 Net investment income (loss)                                        0.77%       0.90%       1.02%        0.35%       (1.91%)**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.76%       0.74%       0.79%        0.92%        1.49%**
 Net investment income                                               0.77%       0.90%       1.03%        0.38%        0.55%**

*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.

60    The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio                         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                       Year            Year      10/31/97
                                                                       Ended           Ended        to
                                                                     12/31/99        12/31/98    12/31/97
Net asset value, beginning of period                                $  20.34         $ 15.34      $ 15.00
                                                                    --------         -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $  (0.02)        $  0.00      $  0.01
 Net realized and unrealized gain on investments                        1.64            5.00         0.33
                                                                    --------         -------      -------
  Net increase from investment operations                           $   1.62         $  5.00      $  0.34
Distributions to shareholders:
 Net investment income                                                 (0.01)           0.00            -
 Net realized gain                                                     (0.03)              -            -
                                                                    --------         -------      -------
Net increase in net asset value                                     $   1.58         $  5.00      $  0.34
                                                                    --------         -------      -------
Net asset value, end of period                                      $  21.92         $ 20.34      $ 15.34
                                                                    --------         -------      -------
Total return*                                                           7.93%          32.60%        2.27%
Ratio of net expenses to average net assets                             0.76%+          0.88%+       1.25%**
Ratio of net investment income (loss) to average net assets            (0.08)%+         0.08%+       0.60%**
Portfolio turnover rate                                                   47%             28%          16%**
Net assets, end of period (in thousands)                            $162,730         $85,670       $4,646
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           0.76%           0.92%        6.57%**
 Net investment income (loss)                                          (0.08)%          0.04%       (4.72)% **
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           0.76%           0.88%        1.25%**
 Net investment income (loss)                                          (0.08)%          0.08%        0.60%**

Real Estate Growth Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                    Year          Year         Year        Year      3/31/95
                                                                    Ended        Ended        Ended       Ended         to
                                                                  12/31/99      12/31/98     12/31/97    12/31/96    12/31/95
Net asset value, beginning of period                              $ 13.07      $  16.90      $ 14.46     $ 11.23     $ 10.00
                                                                  -------      --------      -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.66      $   0.60      $  0.47     $  0.54     $  0.12
 Net realized and unrealized gain (loss) on investments             (1.20)        (3.72)        2.54        3.34        1.55
                                                                  -------      --------      -------     -------     -------
  Net increase (decrease) from investment operations              $ (0.54)     $  (3.12)     $  3.01     $  3.88     $  1.67
Distributions to shareholders:
 Net investment income                                              (0.60)        (0.56)       (0.45)      (0.53)      (0.23)
 Net realized gain                                                  (0.12)        (0.15)       (0.12)      (0.12)      (0.03)
 Tax return of capital                                              (0.08)            -            -           -       (0.18)
                                                                  -------      --------      -------     -------     -------
Net increase (decrease) in net asset value                        $ (1.34)     $  (3.83)     $  2.44     $  3.23     $  1.23
                                                                  -------      --------      -------     -------     -------
Net asset value, end of period                                    $ 11.73      $  13.07      $ 16.90     $ 14.46     $ 11.23
                                                                  -------      --------      -------     -------     -------
Total return*                                                       (4.17)%      (18.74)%      21.16%      35.73%      16.96%
Ratio of net expenses to average net assets+                         1.15%         1.19%        1.25%       1.34%       2.10%**
Ratio of net investment income to average net assets+                5.07%         4.06%        3.16%       4.63%       2.68%**
Portfolio turnover rate                                                54%           18%          28%         41%          1%**
Net assets, end of period (in thousands)                          $28,318      $ 35,579      $42,187     $11,115     $   512
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        1.30%         1.20%        1.37%       3.35%      45.96%**
 Net investment income (loss)                                        4.92%         4.05%        3.04%       2.62%     (41.18)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.14%         1.19%        1.24%       1.24%       1.57%**
 Net investment income                                               5.08%         4.06%        3.17%       4.73%       3.21%**

*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    61

Growth and Income Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                                       Year           Year      10/31/97
                                                                                       Ended          Ended        to
                                                                                     12/31/99       12/31/98    12/31/97
Net asset value, beginning of period                                                 $ 19.76        $ 15.80      $ 15.00
                                                                                     -------        -------      -------
Increase from investment operations:
 Net investment income                                                               $  0.16        $  0.15      $  0.01
 Net realized and unrealized gain on investments                                        2.97           3.96         0.80
                                                                                     -------        -------      -------
  Net increase from investment operations                                            $  3.13        $  4.11      $  0.81
Distributions to shareholders:
 Net investment income                                                                 (0.17)         (0.15)       (0.01)
 Net realized gain                                                                     (0.02)             -           -
                                                                                     -------        -------      -------
Net increase in net asset value                                                      $  2.94        $  3.96      $  0.80
                                                                                     -------        -------      -------
Net asset value, end of period                                                       $ 22.70        $ 19.76      $ 15.80
                                                                                     -------        -------      -------
Total return*                                                                          15.91%         26.12%        5.43%
Ratio of net expenses to average net assets                                             0.70%+         0.86%+       1.25%**
Ratio of net investment income to average net assets                                    0.82%+         0.97%+       1.07%**
Portfolio turnover rate                                                                    8%             4%           -
Net assets, end of period (in thousands)                                            $204,927        $89,860       $4,493
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                           0.70%          0.87%        5.30%**
 Net investment income (loss)                                                           0.82%          0.96%       (2.98)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                           0.70%          0.86%        1.25%**
 Net investment income                                                                  0.82%          0.97%        1.07%**

Equity-Income Portfolio                         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                    Year         Year         Year         Year      3/1/95
                                                                    Ended        Ended        Ended       Ended        to
                                                                  12/31/99     12/31/98     12/31/97     12/31/96   12/31/95
Net asset value, beginning of period                              $ 21.44      $ 18.14      $ 13.73      $ 12.17     $10.00
                                                                  -------      -------      -------      -------     ------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.42      $  0.39      $  0.35      $  0.29     $ 0.19
 Net realized and unrealized gain (loss) on investments             (0.15)        3.52         4.44         1.54       2.16
                                                                  --------     -------      -------      -------     ------
  Net increase from investment operations                         $  0.27      $  3.91      $  4.79      $  1.83     $ 2.35
Distributions to shareholders:
 Net investment income                                              (0.41)       (0.39)       (0.37)       (0.27)     (0.18)
 Net realized gain                                                  (0.58)       (0.22)       (0.01)           -          -
                                                                  --------     --------     --------     -------     ------
Net increase (decrease) in net asset value                        $ (0.72)     $  3.30      $  4.41      $  1.56     $ 2.17
                                                                  --------     --------     --------     -------     ------
Net asset value, end of period                                    $ 20.72      $ 21.44      $ 18.14      $ 13.73     $12.17
                                                                  --------     --------     --------     -------     ------
Total return*                                                        1.21%       21.80%       35.23%       15.19%     23.62%
Ratio of net expenses to average net assets+                         0.70%        0.71%        0.77%        0.96%      1.63%**
Ratio of net investment income to average net assets+                1.97%        2.04%        2.31%        2.67%      2.89%**
Portfolio turnover rate                                                23%          19%          15%          18%         -
Net assets, end of period (in thousands)                         $226,379     $203,976     $124,213      $46,871     $6,914
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.70%        0.71%        0.77%        0.98%      5.32%**
 Net investment income (loss)                                        1.97%        2.04%        2.31%        2.65%     (0.80)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.70%        0.71%        0.77%        0.95%      1.47%**
 Net investment income                                               1.97%        2.04%        2.31%        2.68%      3.05%**

*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.

62    The accompanying notes are an integral part of these financial statements.

Balanced Portfolio                              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                    Year        Year        Year        Year
                                                                   Ended       Ended       Ended       Ended     3/1/95 to
                                                                  12/31/99    12/31/98    12/31/97    12/31/96    12/31/95
Net asset value, beginning of period                              $ 14.47     $ 14.99     $ 13.19     $ 11.87      $ 10.00
                                                                  -------     -------     -------     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.51     $  0.42     $  0.36     $  0.29      $  0.20
 Net realized and unrealized gain (loss) on investments             (0.16)       0.00        1.94        1.39         1.87
                                                                  -------     -------     -------     -------      -------
  Net increase from investment operations                         $  0.35     $  0.42     $  2.30     $  1.68      $  2.07
Distributions to shareholders:
 Net investment income                                              (0.51)      (0.42)      (0.36)      (0.29)       (0.20)
 Net realized gain                                                      -       (0.52)      (0.14)      (0.07)           -
                                                                  -------     -------     -------     -------      -------
Net increase (decrease) in net asset value                        $ (0.16)    $ (0.52)    $  1.80     $  1.32      $  1.87
                                                                 --------    --------     -------     -------      -------
Net asset value, end of period                                    $ 14.31     $ 14.47     $ 14.99     $ 13.19      $ 11.87
                                                                 --------    --------     -------     -------      -------
Total return*                                                        2.53%       2.64%      17.62%      14.26%       20.84%
Ratio of net expenses to average net assets+                         0.78%       0.80%       0.96%       1.20%        1.76%**
Ratio of net investment income to average net assets+                3.58%       2.93%       2.63%       2.83%        2.99%**
Portfolio turnover rate                                                59%        104%         63%         74%           -
Net assets, end of period (in thousands)                          $72,669     $66,930     $44,008     $16,783      $ 2,661
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.78%       0.80%       0.96%       1.58%       14.77%**
 Net investment income (loss)                                        3.58%       2.93%       2.63%       2.45%      (10.02)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.77%       0.80%       0.95%       1.15%        1.45%**
 Net investment income                                               3.59%       2.93%       2.64%       2.88%        3.30%**

Strategic Income Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                                                                   7/29/99
                                                                                                                     to
                                                                                                                  12/31/99
Net asset value, beginning of period                                                                               $ 10.00
                                                                                                                   -------
Increase (decrease) from investment operations:
 Net investment income                                                                                             $  0.28
 Net realized and unrealized loss on investments and foreign currency transactions                                   (0.21)
                                                                                                                   -------
  Net increase from investment operations                                                                          $  0.07
Distributions to shareholders:
 Net investment income                                                                                               (0.28)
 Tax return of capital                                                                                               (0.04)
                                                                                                                   -------
Net decrease in net asset value                                                                                    $ (0.25)
                                                                                                                   -------
Net asset value, end of period                                                                                     $  9.75
                                                                                                                   -------
Total return*                                                                                                         0.70%
Ratio of net expenses to average net assets+                                                                          1.54%**
Ratio of net investment income to average net assets+                                                                 6.46%**
Portfolio turnover rate                                                                                                 49%**
Net assets, end of period (in thousands)                                                                           $ 1,244
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
 Net expenses                                                                                                         8.68%**
 Net investment loss                                                                                                 (0.68)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM:
 Net expenses                                                                                                         1.25%**
 Net investment income                                                                                                6.75%**

*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    63

Swiss Franc Bond Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                        Year        Year        Year        Year       11/1/95
                                                                       Ended       Ended        Ended      Ended         to
                                                                      12/31/99    12/31/98    12/31/97    12/31/96    12/31/95
Net asset value, beginning of period                                   $ 13.22     $ 12.50     $ 13.42     $ 15.06     $ 15.00
                                                                       -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.38     $  0.36     $  0.30     $  0.14     $  0.04
 Net realized and unrealized gain (loss) on investments and foreign
 currency transactions                                                   (2.18)       0.82       (1.22)      (1.78)       0.02
                                                                       -------     -------     -------     -------     -------
 Net increase (decrease) from investment operations                    $ (1.80)    $  1.18     $ (0.92)    $ (1.64)    $  0.06
Distributions to shareholders:
 Net investment income                                                       -       (0.46)          -           -          -
 Tax return of capital                                                   (0.07)          -           -           -          -
                                                                       -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                             $ (1.87)    $  0.72     $ (0.92)    $ (1.64)    $  0.06
                                                                       -------     -------     -------     -------     -------
Net asset value, end of period                                         $ 11.35     $ 13.22     $ 12.50     $ 13.42     $ 15.06
                                                                       -------     -------     -------     -------     -------
Total return*                                                           (13.59)%      9.48%      (6.92)%    (10.88)%      0.40%
Ratio of net expenses to average net assets+                              0.88%       0.91%       1.23%       1.20%       2.25%**
Ratio of net investment income to average net assets+                     3.33%       3.41%       3.22%       3.37%       1.70%**
Portfolio turnover rate                                                     12%         29%         17%         39%         -
Net assets, end of period (in thousands)                               $43,668     $41,174     $22,088     $13,079     $   189
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             0.88%       0.91%       1.25%       2.58%      69.22%**
 Net investment income (loss)                                             3.33%       3.41%       3.20%       1.99%     (65.27)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             0.87%       0.90%       1.22%       1.15%       1.25%**
 Net investment income                                                    3.34%       3.42%       3.23%       3.42%       2.70%**

America Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                    Year         Year         Year        Year       3/1/95
                                                                    Ended       Ended        Ended        Ended        to
                                                                  12/31/99     12/31/98     12/31/97    12/31/96    12/31/95
Net asset value, beginning of period                              $ 10.29      $ 10.04      $  9.78      $10.18      $ 10.00
                                                                  -------      -------      -------      ------      -------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.56      $  0.55      $  0.54      $ 0.52      $  0.38
 Net realized and unrealized gain (loss) on investments             (0.81)        0.25         0.26       (0.40)        0.18
                                                                  -------      -------      -------      ------      -------
  Net increase (decrease) from investment operations              $ (0.25)     $  0.80      $  0.80      $ 0.12      $  0.56
Distributions to shareholders:
 Net investment income                                              (0.56)       (0.55)       (0.54)      (0.52)       (0.38)
 Net realized gain                                                  (0.01)           -            -           -            -
                                                                  -------      -------      -------      ------      -------
Net increase (decrease) in net asset value                        $ (0.82)     $  0.25      $  0.26      $(0.40)     $  0.18
                                                                  -------      -------      -------      ------      -------
Net asset value, end of period                                    $  9.47      $ 10.29      $ 10.04      $ 9.78      $ 10.18
                                                                  -------      -------      -------      ------      -------
Total return*                                                       (2.52)%       8.15%        8.44%       1.30%        5.68%
Ratio of net expenses to average net assets+                         0.81%        0.94%        1.26%       1.31%        1.12%**
Ratio of net investment income to average net assets+                5.64%        5.35%        5.46%       5.25%        5.22%**
Portfolio turnover rate                                                41%          36%          11%         60%          96%**
Net assets, end of period (in thousands)                          $29,779      $28,822      $14,519      $6,872      $ 3,514
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.81%        0.94%        1.43%       2.24%       11.86%**
 Net investment income (loss)                                        5.64%        5.35%        5.29%       4.32%       (5.52)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.79%        0.93%        1.23%       1.25%        0.99%**
 Net investment income                                               5.66%        5.36%        5.49%       5.31%        5.35%**

*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at
   net asset value at the end of each period.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.


64    The accompanying notes are an integral part of these financial statements.

Money Market Portfolio                          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                                          Year        Year        Year        Year       3/1/95
                                                                         Ended       Ended       Ended       Ended         to
                                                                        12/31/99    12/31/98    12/31/97    12/31/96    12/31/95
Net asset value, beginning of period                                    $  1.00      $ 1.00      $ 1.00      $ 1.00     $  1.00
                                                                        -------      ------      ------      ------     -------
Increase from investment operations:
 Net investment income                                                  $  0.04      $ 0.05      $ 0.05      $ 0.04     $  0.04
                                                                        -------      ------      ------      ------     -------
Distributions to shareholders:
 Net investment income                                                    (0.04)      (0.05)      (0.05)      (0.04)      (0.04)
                                                                        -------     -------     -------     -------    -------
Net asset value, end of period                                          $  1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                                        -------     -------     -------     -------     -------
Total return*                                                              4.38%       4.68%       4.64%       4.51%       4.35%
Ratio of net expenses to average net assets+                               0.79%       0.92%       1.00%       0.97%       0.81%**
Ratio of net investment income to average net assets+                      4.34%       4.55%       4.55%       4.43%       5.00%**
Net assets, end of period (in thousands)                                $37,347     $21,497     $13,739     $11,744     $ 3,416
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              0.79%       0.97%       1.17%       1.29%       8.34%**
 Net investment income (loss)                                              4.34%       4.50%       4.38%       4.11%      (2.53)%**
Ratios assuming waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              0.78%       0.92%       0.99%       0.96%       0.74%**
 Net investment income                                                     4.35%       4.55%       4.56%       4.44%       5.07%**

*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    65

 Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
BALANCE SHEETS 12/31/99
--------------------------------------------------------------------------------

                                                                    Emerging Markets      Europe      International Growth
                                                                        Portfolio        Portfolio         Portfolio
ASSETS:
 Investment in securities, at value (cost $6,790,477, $9,080,740,
  $45,146,343, $108,756,639 $147,572,718, $29,321,825,
  $171,358,784, and $192,867,551, respectively)                       $ 8,924,260      $11,922,827        $65,633,680
 Temporary cash investments (at amortized cost)                                 -                -          2,700,000
 Cash                                                                     567,262          744,860            268,550
 Foreign currencies, at value                                             350,607                -             17,952
 Receivables -
  Investment securities sold                                              196,570           94,533            712,801
  Fund shares sold                                                        134,906           15,515             20,326
  Dividends, interest and foreign taxes withheld                            6,054           17,235            107,444
  Forward foreign currency contracts, net                                       -               77                265
 Other                                                                      3,801            3,936              3,190
                                                                      -----------      -----------        -----------
   Total assets                                                       $10,183,460      $12,798,983        $69,464,208
                                                                      -----------      -----------        -----------
LIABILITIES:
 Payables -
  Investment securities purchased                                     $   366,733      $    30,056        $   180,601
  Fund shares repurchased                                                       -                -                  -
  Forward foreign currency settlement contracts, net                        1,191                -                  -
 Due to affiliates                                                          2,282            8,347             56,813
 Accrued expenses                                                          34,457           25,892             34,751
 Reserve for capital gains and repatriation taxes                         100,073                -                  -
                                                                      -----------      -----------        -----------
   Total liabilities                                                  $   504,736      $    64,295        $   272,165
                                                                      -----------      -----------        -----------
NET ASSETS:
 Paid-in capital                                                      $ 7,276,580      $ 9,865,270        $56,192,754
 Accumulated net investment income (loss)                                       -           40,763            513,942
 Accumulated net realized gain (loss)                                     367,310          (11,896)        (8,001,638)
 Net unrealized gain (loss) on:
  Investments (net of reserve for capital gains and
   repatriation taxes)                                                  2,033,710        2,842,087         20,487,337
  Foreign currency transactions                                             1,124           (1,536)              (352)
                                                                      -----------      -----------        -----------
   Total net assets                                                   $ 9,678,724      $12,734,688        $69,192,043
                                                                      -----------      -----------        -----------
NET ASSET VALUE PER SHARE:
 Class I:
 (Unlimited number of shares authorized)
  Net assets                                                          $ 9,678,724      $12,734,688        $69,192,043
  Shares outstanding                                                      516,185          935,589          4,499,154
  Net asset value per share                                           $     18.75      $     13.61        $     15.38
                                                                      -----------      -----------        -----------
 Class II:
 (Unlimited number of shares authorized)
  Net assets
  Shares outstanding
  Net asset value per share


66    The accompanying notes are an integral part of these financial statements.

 Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Capital Growth      Growth Shares    Real Estate Growth   Growth and Income    Equity-Income
     Portfolio          Portfolio           Portfolio           Portfolio          Portfolio
  $115,218,247         $153,933,662        $27,234,759        $201,663,204       $222,725,662
     5,400,000           11,300,000          2,400,000           2,900,000          3,700,000
       108,324               91,151             53,551              71,923             22,209
             -                    -                  -                   -                  -
       653,390              294,782                  -              69,316            143,618
             -                  448              6,977             174,122             10,847
       120,483               30,219            227,295             180,669            510,284
             -                    -                  -                   -
         5,508                5,700              4,400               4,285              3,180
  ------------         ------------        -----------        ------------       ------------
  $121,505,952         $165,655,962        $29,926,982        $205,063,519       $227,115,800
  ------------         ------------        -----------        ------------       ------------

  $    808,584         $  2,740,256        $ 1,553,292        $          -       $    252,500
        72,194               33,140             17,235                   -            151,681
             -                    -                  -                   -                  -
        67,641               89,957             21,233             112,052            129,305
        31,310               62,277             17,383              24,131             25,323
             -                    -                  -                   -                  -
  ------------         ------------        -----------        ------------       ------------
  $    979,729         $  2,925,630        $ 1,609,143        $    136,183       $    558,809
  ------------         ------------        -----------        ------------       ------------

  $106,782,924         $144,432,544        $35,928,201        $173,707,664       $181,021,194
     1,047,541                    -             79,352                   -            489,191
     6,234,150           11,936,844         (5,602,648)            915,252         15,188,495

     6,461,608            6,360,944         (2,087,066)         30,304,420         29,858,111
             -                    -                  -                   -                  -
  ------------         ------------        -----------        ------------       ------------
  $120,526,223         $162,730,332        $28,317,839        $204,927,336       $226,556,991
  ------------         ------------        -----------        ------------       ------------

  $120,526,223         $162,730,332        $28,317,839        $204,927,336       $226,379,052
     7,414,103            7,423,372          2,413,269           9,028,925         10,927,670
  $      16.26         $      21.92        $     11.73        $      22.70       $      20.72
  ------------         ------------        -----------        ------------       ------------

                                                                                 $    177,939
                                                                                        8,547
                                                                                 $      20.82
                                                                                 ------------


The accompanying notes are an integral part of these financial statements.    67

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
BALANCE SHEETS 12/31/99
--------------------------------------------------------------------------------

                                                              Strategic     Swiss Franc      America         Money
                                                Balanced        Income          Bond         Income         Market
                                                Portfolio     Portfolio      Portfolio      Portfolio      Portfolio

ASSETS:
 Investment in securities, at value (cost
  $67,758,542, $1,140,495, $45,870,564,
  $29,972,511, and $0, respectively)          $70,979,005    $1,134,488    $40,383,798     $28,335,672    $         -
 Temporary cash investments
  (at amortized cost)                           1,300,000             -      1,800,000       1,400,000     37,216,754
 Cash                                              41,311        98,137         40,251           3,786         88,596
 Foreign cash, at value                                 -             -        784,636               -              -
 Receivables -
  Fund shares sold                                      -             -              -          16,680         34,093
  Dividends, interest and foreign taxes
   withheld                                       529,148        19,069        847,068         305,242         36,700
  Due from Pioneer Investment
   Management, Inc.                                     -        19,009              -               -              -
 Other                                              6,072         1,180          4,599           4,382          4,404
                                              -----------    ----------    -----------     -----------    -----------
   Total assets                               $72,855,536    $1,271,883    $43,860,352     $30,065,762    $37,380,547
                                              -----------    ----------    -----------     -----------    -----------
LIABILITIES:
 Payables -
  Investment securities purchased             $         -    $   13,922    $         -     $   249,453    $         -
  Fund shares repurchased                         125,728             -        105,596               -              -
  Forward foreign currency portfolio
   hedge contracts, net                                 -           202         43,291               -              -
 Due to affiliates                                 42,758            54         26,835          16,647         16,979
 Accrued expenses                                  18,443        14,001         16,166          20,748         16,897
                                              -----------    ----------    -----------     -----------    -----------
   Total liabilities                          $   186,929    $   28,179    $   191,888     $   286,848    $    33,876
                                              -----------    ----------    -----------     -----------    -----------
NET ASSETS:
 Paid-in capital                              $71,866,351    $1,260,902    $50,108,771     $31,655,337    $37,346,671
 Accumulated net investment income (loss)          17,111        (1,259)      (427,989)              -              -
 Accumulated net realized loss                 (2,435,318)       (9,643)      (447,806)       (239,584)             -
 Net unrealized gain (loss) on:
  Investments                                   3,220,463        (6,007)    (5,486,766)     (1,636,839)             -
  Foreign currency transactions                         -          (289)       (77,746)              -              -
                                              -----------    ----------    -----------     -----------    -----------
   Total net assets                           $72,668,607    $1,243,704    $43,668,464     $29,778,914    $37,346,671
                                              -----------    ----------    -----------     -----------    -----------
NET ASSET VALUE PER SHARE:
Class I:
(Unlimited number of shares authorized)
 Net assets                                   $72,668,607    $1,243,704    $43,668,464     $29,778,914    $37,346,671
 Shares outstanding                             5,076,867       127,505      3,848,304       3,145,054     37,346,671
 Net asset value per share                    $     14.31    $     9.75    $     11.35     $      9.47    $      1.00
                                              -----------    ----------    -----------     -----------    -----------


68    The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS  12/31/99
--------------------------------------------------------------------------------

                                                                         Emerging Markets      Europe      International Growth
                                                                             Portfolio        Portfolio         Portfolio

                                                                            Year Ended       Year Ended         Year Ended
                                                                             12/31/99         12/31/99           12/31/99
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,803, $12,847, and
  $84,102, respectively)                                                    $   19,621       $  119,641        $   818,851
 Interest (net of foreign taxes withheld of $59, $0, and $75,
  respectively)                                                                  7,648           29,761             91,228
                                                                            ----------       ----------        -----------
   Total investment income                                                  $   27,269       $  149,402        $   910,079
                                                                            ----------       ----------        -----------
EXPENSES:
 Management fees                                                            $   27,206       $   71,034        $   530,396
 Transfer agent fees                                                               916              842                795
 Distribution fees (Class II)                                                        -                -                  -
 Administrative fees                                                            33,893           30,525             24,744
 Custodian fees                                                                 72,575           60,795             61,807
 Professional fees                                                              13,580           13,264             15,520
 Printing                                                                        5,147            4,827              9,729
 Fees and expenses of nonaffiliated trustees                                       539              539                411
 Miscellaneous                                                                   3,041            2,268              6,285
                                                                            ----------       ----------        -----------
  Total expenses                                                            $  156,897       $  184,094        $   649,687
  Less management fees waived and expenses reimbursed by
   Pioneer Investment Management, Inc.                                        (111,935)         (74,559)                 -
  Less fees paid indirectly                                                     (3,562)          (2,983)            (1,141)
                                                                            ----------       ----------        -----------
  Net expenses                                                              $   41,400       $  106,552        $   648,546
                                                                            ----------       ----------        -----------
  Net investment income (loss)                                              $  (14,131)      $   42,850        $   261,533
                                                                            ----------       ----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments (net of capital gains taxes paid)                             $  383,872       $  (11,914)       $(1,899,972)
  Futures contracts                                                             (2,192)               -                  -
  Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                              (237)          (2,302)            70,780
                                                                            ----------       ----------        -----------
                                                                            $  381,443       $  (14,216)       $(1,829,192)
                                                                            ----------       ----------        -----------
 Change in net unrealized gain or loss from:
  Investments                                                               $2,027,908       $2,776,047        $22,682,884
  Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                             1,124           (1,537)            (2,500)
                                                                            ----------       ----------        -----------
                                                                            $2,029,032       $2,774,510        $22,680,384
                                                                            ----------       ----------        -----------
  Net gain on investments and foreign currency transactions                 $2,410,475       $2,760,294        $20,851,192
                                                                            ----------       ----------        -----------
  Net increase in net assets resulting from operations                      $2,396,344       $2,803,144        $21,112,725
                                                                            ----------       ----------        -----------


The accompanying notes are an integral part of these financial statements.    69

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                        Capital           Growth           Real Estate        Growth and
                                                        Growth            Shares             Growth             Income
                                                       Portfolio         Portfolio          Portfolio         Portfolio

                                                      Year Ended        Year Ended         Year Ended         Year Ended
                                                       12/31/99          12/31/99           12/31/99           12/31/99
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of
  $7,461, $2,538, $2,962, $7,050, $0,
  $3,337, $0, $0, $0 and $0, respectively)            $ 1,464,774       $   526,717        $ 1,885,015        $ 2,116,923
 Interest (net of foreign taxes withheld of $0,
  $0, $0, $0, $0, $0, $0, $759, $0, and $0,
  respectively)                                           296,217           392,426             49,895            216,011
                                                      -----------       -----------        -----------        -----------
   Total investment income                            $ 1,760,991       $   919,143        $ 1,934,910        $ 2,332,934
                                                      -----------       -----------        -----------        -----------
EXPENSES:
 Management fees                                      $   747,637       $   878,440        $   311,616        $   961,059
 Transfer agent fees                                          852               715                806                792
 Distribution fees (Class II)                                   -                 -                  -                  -
 Administrative fees                                       31,304            29,717             31,609             31,510
 Custodian fees                                            68,386            80,525             27,512             47,131
 Professional fees                                         16,134            17,920             14,567             16,029
 Printing                                                   5,709             8,623              9,937              7,163
 Fees and expenses of nonaffiliated trustees                  365               580                429                481
 Miscellaneous                                              7,895             6,418              6,934              8,757
                                                      -----------       -----------        -----------        -----------
   Total expenses                                     $   878,282       $ 1,022,938        $   403,410        $ 1,072,922
   Less management fees waived and
    expenses reimbursed by Pioneer
    Investment Management, Inc.                                 -                 -            (46,643)                 -
   Less fees paid indirectly                                 (961)             (375)            (2,815)              (556)
                                                      -----------       -----------        -----------        -----------
   Net expenses                                       $   877,321       $ 1,022,563        $   353,952        $ 1,072,366
                                                      -----------       -----------        -----------        -----------
    Net investment income (loss)                      $   883,670       $  (103,420)       $ 1,580,958        $ 1,260,568
                                                      -----------       -----------        -----------        -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                         $ 7,085,784       $12,406,777        $(5,736,257)       $   943,556
  Forward foreign currency contracts and
   other assets and liabilities denominated
   in foreign currencies                                        -                 -                  -                  -
                                                      -----------       -----------        -----------        -----------
                                                      $ 7,085,784       $12,406,777        $(5,736,257)       $   943,556
                                                      -----------       -----------        -----------        -----------
 Change in net unrealized gain or loss from:
  Investments                                         $ 5,641,059       $(4,347,904)       $ 2,877,643        $20,385,097
  Forward foreign currency contracts and
   other assets and liabilities denominated
   in foreign currencies                                        -                 -                  -                  -
                                                      -----------       -----------        -----------        -----------
                                                      $ 5,641,059       $(4,347,904)       $ 2,877,643        $20,385,097
                                                      -----------       -----------        -----------        -----------
  Net gain (loss) on investments and foreign
   currency transactions                              $12,726,843       $ 8,058,873        $(2,858,614)       $21,328,653
                                                      -----------       -----------        -----------        -----------
  Net increase (decrease) in net assets
   resulting from operations                          $13,610,513       $ 7,955,453        $(1,277,656)       $22,589,221
                                                      -----------       -----------        -----------        -----------


70    The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Equity-                         Strategic     Swiss Franc        America         Money
      Income          Balanced        Income          Bond            Income          Market
    Portfolio         Portfolio      Portfolio      Portfolio        Portfolio      Portfolio

    Year Ended       Year Ended     7/29/99 to     Year Ended       Year Ended      Year Ended
     12/31/99         12/31/99       12/31/99       12/31/99         12/31/99        12/31/99



  $  5,897,262      $   666,776      $      -      $         -     $         -      $        -


       189,666        2,427,693        31,036        1,795,113       1,935,334       1,448,401
  ------------      -----------      --------      -----------     -----------      ----------
  $  6,086,928      $ 3,094,469      $ 31,036      $ 1,795,113     $ 1,935,334      $1,448,401
  ------------      -----------      --------      -----------     -----------      ----------

  $  1,459,899      $   461,190      $  2,530      $   277,553     $   163,638      $  140,152
           906              828           310              774             724             756
           101                -             -                -               -               -
        45,919           31,591        13,694           31,576          30,887          31,297
        43,555           25,347         7,411           35,058          22,130          23,808
        18,199           19,522         6,510           15,353          14,534          15,796
         8,034            7,091         2,480            7,685           5,122           7,733
           539              604           155              657             448             432
        15,714            6,864           561            6,964           5,981           3,151
  ------------      -----------      --------      -----------     -----------      ----------
  $  1,592,866      $   553,037      $ 33,651      $   375,620     $   243,464      $  223,125


             -                -       (27,650)               -               -            (118)
        (1,025)          (2,798)       (1,136)          (1,600)         (5,190)         (2,761)
  ------------      -----------      --------      -----------     -----------      ----------
  $  1,591,841      $   550,239      $  4,865      $   374,020     $   238,274      $  220,246
  ------------      -----------      --------      -----------     -----------      ----------
  $  4,495,087      $ 2,544,230      $ 26,171      $ 1,421,093     $ 1,697,060      $1,228,155
  ------------      -----------      --------      -----------     -----------      ----------




  $ 15,265,131      $   691,294      $(10,704)     $  (791,772)    $  (239,584)     $        -


             -                -          (172)      (1,180,618)              -               -
  ------------      -----------      --------      -----------     -----------      ----------
  $ 15,265,131      $   691,294      $(10,876)     $(1,972,390)    $  (239,584)     $        -
  ------------      -----------      --------      -----------     -----------      ----------

  $(17,458,854)     $(1,486,313)     $ (6,007)     $(5,772,119)    $(2,217,780)     $        -


             -                -          (289)        (106,959)              -               -
  ------------      -----------      --------      -----------     -----------      ----------
  $(17,458,854)     $(1,486,313)     $ (6,296)     $(5,879,078)    $(2,217,780)     $        -
  ------------      -----------      --------      -----------     -----------      ----------

  $ (2,193,723)     $  (795,019)     $(17,172)     $(7,851,468)    $(2,457,364)     $        -
  ------------      -----------      --------      -----------     -----------      ----------

  $  2,301,364      $ 1,749,211      $  8,999      $(6,430,375)    $  (760,304)     $1,228,155
  ------------      -----------      --------      -----------     -----------      ----------


The accompanying notes are an integral part of these financial statements.    71

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Emerging                                                International
                                                  Markets Portfolio            Europe Portfolio              Growth Portfolio

                                                  Year       10/30/98        Year         10/30/98          Year           Year
                                                 Ended          to          Ended            to            Ended          Ended
                                                12/31/99     12/31/98      12/31/99       12/31/98        12/31/99       12/31/98
FROM OPERATIONS:
Net investment income (loss)                  $  (14,131)   $    (11)    $    42,850      $       50   $    261,533    $    543,956
Net realized gain (loss) on investments,
 futures contracts and foreign currency
 transactions                                    381,443           3         (14,216)          4,693     (1,829,192)     (4,898,778)
Change in net unrealized gain or loss on
 investments and other assets and
 liabilities denominated in foreign
 currencies                                    2,029,032       5,802       2,774,510          66,041     22,680,384       1,646,390
                                              ----------    --------     -----------      ----------   ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations                  $2,396,344    $  5,794     $ 2,803,144      $   70,784   $ 21,112,725    $ (2,708,432)
                                              ----------    --------     -----------      ----------   ------------    ------------
DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income
 Class I                                      $        -    $      -     $         -      $        -   $   (653,271)   $   (902,674)
Net realized gain
 Class I                                               -           -          (4,510)              -              -      (4,137,337)
Tax return of capital
 Class I                                               -           -               -               -              -               -
                                              ----------    --------     -----------      ----------   ------------    ------------
  Total distributions to shareholders         $        -    $      -     $    (4,510)     $        -   $   (653,271)   $ (5,040,011)
                                              ----------    --------     -----------      ----------   ------------    ------------
FROM FUND SHARE
TRANSACTIONS:
Net proceeds from sale of shares              $8,263,933    $ 27,691     $10,499,445      $1,449,191   $ 10,290,815    $ 17,420,739
Reinvestment of distributions                          -           -           4,510              -         653,271       5,040,011
Cost of shares repurchased                    (1,114,326)       (712)     (2,187,787)            (89)   (13,736,536)    (12,599,547)
                                              ----------    --------     -----------      ----------   ------------    ------------
  Net increase (decrease) in net assets
   resulting from fund share transactions     $7,149,607    $ 26,979     $ 8,316,168      $1,449,102   $ (2,792,450)   $  9,861,203
                                              ----------    --------     -----------      ----------   ------------    ------------
  Net increase (decrease) in net assets       $9,545,951    $ 32,773     $11,114,802      $1,519,886   $ 17,667,004    $  2,112,760
                                              ----------    --------     -----------      ----------   ------------    ------------
NET ASSETS:
Beginning of period                              132,773     100,000       1,619,886         100,000     51,525,039      49,412,279
                                              ----------    --------     -----------      ----------   ------------    ------------
End of period                                 $9,678,724    $132,773     $12,734,688      $1,619,886   $ 69,192,043    $ 51,525,039
                                              ----------    --------     -----------      ----------   ------------    ------------
Accumulated net investment income (loss),
 end of period                                $        -    $     (2)    $    40,763      $      215   $    513,942    $    497,990
                                              ----------    --------     -----------      ----------   ------------    ------------
CAPITAL SHARE ACTIVITY:
Class I:
Shares sold by subscription                      590,026       2,726         973,620         142,843        862,802       1,390,758
Shares issued for distributions reinvested             -           -             432               -         57,506         445,231
Shares redeemed                                  (86,499)        (68)       (191,297)             (9)    (1,198,328)     (1,099,900)
                                              ----------    --------     -----------      ----------   ------------    ------------
Net increase (decrease) in fund shares           503,527       2,658         782,755         142,834       (278,020)        736,089
                                              ----------    --------     -----------      ----------   ------------    ------------


72    The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Capital Growth                  Growth Shares                     Real Estate                       Growth and
           Portfolio                       Portfolio                     Growth Portfolio                 Income Portfolio

      Year           Year            Year             Year             Year           Year              Year             Year
     Ended          Ended           Ended            Ended            Ended           Ended            Ended            Ended
    12/31/99       12/31/98        12/31/99         12/31/98         12/31/99        12/31/98         12/31/99         12/31/98

 $    883,670    $  1,051,109    $   (103,420)    $    32,441      $  1,580,958    $  1,628,898     $  1,260,568     $   366,288


    7,085,784        (850,768)     12,406,777        (166,314)       (5,736,257)        438,016          943,556         148,757



    5,641,059      (6,899,238)     (4,347,904)     10,684,079         2,877,643     (10,520,943)      20,385,097       9,848,566
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------

 $ 13,610,513    $ (6,698,897)   $  7,955,453     $10,550,206      $ (1,277,656)   $ (8,454,029)    $ 22,589,221     $10,363,611
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------



 $   (973,218)   $   (732,912)   $    (32,449)    $    (1,864)     $ (1,455,528)   $ (1,518,501)    $ (1,272,868)    $  (364,104)

            -      (7,620,510)       (196,043)              -          (296,057)       (402,383)        (166,945)              -

            -               -               -               -          (188,957)              -                -               -
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------
 $   (973,218)   $ (8,353,422)   $   (228,492)    $    (1,864)     $ (1,940,542)   $ (1,920,884)    $ (1,439,813)    $  (364,104)
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------


 $ 16,620,793    $ 30,338,387    $ 83,962,925     $77,029,470      $  4,899,901    $ 16,784,581     $100,763,579     $76,560,984
      973,218       8,353,422         228,492           1,864         1,940,542       1,920,884        1,439,813         364,104
  (23,064,581)    (15,756,228)    (14,858,324)     (6,555,882)      (10,883,722)    (14,937,948)      (8,285,561)     (1,557,989)
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------

 $ (5,470,570)   $ 22,935,581    $ 69,333,093     $70,475,452      $ (4,043,279)   $  3,767,517     $ 93,917,831     $75,367,099
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------
 $  7,166,725    $  7,883,262    $ 77,060,054     $81,023,794      $ (7,261,477)   $ (6,607,396)    $115,067,239     $85,366,606
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------

  113,359,498     105,476,236      85,670,278       4,646,484        35,579,316      42,186,712       89,860,097       4,493,491
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------
 $120,526,223    $113,359,498    $162,730,332     $85,670,278      $ 28,317,839    $ 35,579,316     $204,927,336     $89,860,097
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------

 $  1,047,541    $  1,137,089    $          -     $    32,360      $     79,352    $     95,767     $         --     $     2,184
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------


    1,046,011       1,855,115       3,896,305       4,273,575           386,195       1,106,588        4,807,375       4,333,802
       59,093         515,961          10,381              99           159,227         134,409           67,587          20,228
   (1,512,021)     (1,082,203)       (694,532)       (365,376)         (854,641)     (1,015,334)        (392,763)        (91,682)
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------
     (406,917)      1,288,873       3,212,154       3,908,298          (309,219)        225,663        4,482,199       4,262,348
 ------------    ------------    ------------     -----------      ------------    ------------     ------------     -----------


The accompanying notes are an integral part of these financial statements.    73

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                                       Strategic
                                                             Equity-Income                     Balanced                 Income
                                                               Portfolio                       Portfolio               Portfolio

                                                          Year            Year            Year            Year          7/29/99
                                                          Ended           Ended           Ended           Ended           to
                                                        12/31/99        12/31/98        12/31/99        12/31/98       12/31/99
FROM OPERATIONS:
Net investment income                                 $  4,495,087    $  3,336,915     $ 2,544,230    $ 1,639,851     $   26,171
Net realized gain (loss) on investments and foreign
 currency transactions                                  15,265,131       6,127,770         691,294     (3,114,995)       (10,876)
Change in net unrealized gain or loss on
 investments and other assets and liabilities
 denominated in foreign currencies                     (17,458,854)     22,790,102      (1,486,313)     2,423,530         (6,296)
                                                      ------------    ------------     -----------    -----------     ----------
  Net increase (decrease) in net assets resulting
   from operations                                    $  2,301,364    $ 32,254,787     $ 1,749,211    $   948,386     $    8,999
                                                      ------------    ------------     -----------    -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class I                                              $ (4,351,482)   $ (3,318,604)    $(2,554,424)   $(1,636,233)    $  (26,197)
 Class II                                                   (1,074)              -               -              -              -
Net realized gain
 Class I                                                (6,090,521)     (1,835,100)              -     (1,935,738)             -
Tax return of capital
 Class I                                                         -               -               -              -         (4,007)
                                                      ------------    ------------     -----------    -----------     ----------
  Total distributions to shareholders                 $(10,443,077)   $ (5,153,704)    $(2,554,424)   $(3,571,971)    $  (30,204)
                                                      ------------    ------------     -----------    -----------     ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                      $ 34,058,957    $ 59,078,823     $11,606,417    $28,239,062     $1,145,407
Reinvestment of distributions                           10,443,077       5,153,704       2,554,424      3,571,971         30,204
Cost of shares repurchased                             (13,779,546)    (11,570,695)     (7,617,190)    (6,264,939)       (10,702)
                                                      ------------    ------------     -----------    -----------     ----------
  Net increase in net assets resulting from
   fund share transactions                            $ 30,722,488    $ 52,661,832     $ 6,543,651    $25,546,094     $1,164,909
                                                      ------------    ------------     -----------    -----------     ----------
  Net increase in net assets                          $ 22,580,775    $ 79,762,915     $ 5,738,438    $22,922,509     $1,143,704
                                                      ------------    ------------     -----------    -----------     ----------
NET ASSETS:
Beginning of period                                    203,976,216     124,213,301      66,930,169     44,007,660        100,000
                                                      ------------    ------------     -----------    -----------     ----------
End of period                                         $226,556,991    $203,976,216     $72,668,607    $66,930,169     $1,243,704
                                                      ------------    ------------     -----------    -----------     ----------
Accumulated net investment income (loss),
 end of period                                        $    489,191    $    398,525     $    17,111    $    21,369     $   (1,259)
                                                      ------------    ------------     -----------    -----------     ----------
CAPITAL SHARE ACTIVITY:
Class I:
Shares sold by subscription                              1,570,521       3,004,720         803,741      1,876,280        115,515
Shares issued for distributions reinvested                 490,175         257,547         180,360        237,908          3,079
Shares redeemed                                           (645,785)       (595,292)       (532,051)      (425,293)        (1,089)
                                                      ------------    ------------     -----------    -----------     ----------
Net increase in fund shares                              1,414,911       2,666,975         452,050      1,688,895        117,505
                                                      ------------    ------------     -----------    -----------     ----------
Class II:
Shares sold by subscription                                 10,044
Shares issued for distributions reinvested                      52
Shares redeemed                                             (1,549)
                                                      ------------
Net increase in fund shares                                  8,547
                                                      ------------


74    The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Swiss Franc                     America Income                    Money Market
         Bond Portfolio                     Portfolio                         Portfolio

      Year            Year             Year            Year             Year             Year
     Ended            Ended           Ended            Ended            Ended            Ended
    12/31/99        12/31/98         12/31/99        12/31/98         12/31/99         12/31/98


 $  1,421,093     $   923,374     $  1,697,060     $  1,176,895     $  1,228,155     $    871,632

   (1,972,390)       (146,396)        (239,584)          93,570                -                -


   (5,879,078)      1,877,261       (2,217,780)         356,054                -                -
 ------------     -----------     ------------     ------------     ------------     ------------

 $ (6,430,375)    $ 2,654,239     $   (760,304)    $  1,626,519     $  1,228,155     $    871,632
 ------------     -----------     ------------     ------------     ------------     ------------


 $          -     $(1,234,457)    $ (1,697,060)    $ (1,176,895)    $ (1,228,155)    $   (871,632)
            -               -                -                -                -                -

            -               -          (26,567)               -                -                -

     (282,586)              -                -                -                -                -
 ------------     -----------     ------------     ------------     ------------     ------------
 $   (282,586)    $(1,234,457)    $ (1,723,627)    $ (1,176,895)    $ (1,228,155)    $   (871,632)
 ------------     -----------     ------------     ------------     ------------     ------------

 $ 19,177,149     $23,761,111     $ 12,694,085     $ 25,038,916     $ 53,414,674     $ 47,281,170
      282,586       1,234,457        1,723,627        1,176,895        1,228,155          871,632
  (10,252,079)     (7,329,504)     (10,976,618)     (12,362,571)     (38,793,023)     (40,395,275)
 ------------     -----------     ------------     ------------     ------------     ------------

 $  9,207,656     $17,666,064     $  3,441,094     $ 13,853,240     $ 15,849,806     $  7,757,527
 ------------     -----------     ------------     ------------     ------------     ------------
 $  2,494,695     $19,085,846     $    957,163     $ 14,302,864     $ 15,849,806     $  7,757,527
 ------------     -----------     ------------     ------------     ------------     ------------

   41,173,769      22,087,923       28,821,751       14,518,887       21,496,865       13,739,338
 ------------     -----------     ------------     ------------     ------------     ------------
 $ 43,668,464     $41,173,769     $ 29,778,914     $ 28,821,751     $ 37,346,671     $ 21,496,865
 ------------     -----------     ------------     ------------     ------------     ------------

 $   (427,989)    $  (240,236)    $          -     $          -     $          -     $          -
 ------------     -----------     ------------     ------------     ------------     ------------


    1,549,850       1,826,041        1,278,400        2,456,812       53,414,674       47,281,170
       24,680          94,026          176,222          115,530        1,228,155          871,632
     (840,660)       (573,102)      (1,111,630)      (1,216,873)     (38,793,023)     (40,395,275)
 ------------     -----------     ------------     ------------     ------------     ------------
      733,870       1,346,965          342,992        1,355,469       15,849,806        7,757,527
 ------------     -----------     ------------     ------------     ------------     ------------


The accompanying notes are an integral part of these financial statements.    75

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust consists of thirteen separate portfolios (collectively, the Portfolios): Emerging Markets Portfolio, Europe Portfolio, International Growth Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio, Strategic Income Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio, and Money Market Portfolio. Shares of each Portfolio may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Emerging Markets Portfolio, Europe Portfolio and International Growth Portfolio is to seek long-term capital growth. Capital Growth Portfolio and Growth Shares Portfolio seek capital appreciation. Real Estate Growth Portfolio pursues long-term capital growth, with income as a secondary objective. Growth and Income Portfolio seeks reasonable income and growth of capital. Equity-Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. Strategic Income Portfolio seeks to produce a high level of current income. Swiss Franc Bond Portfolio invests to approximate the performance of the Swiss franc relative to the U.S. dollar while earning reasonable income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded on trade date. Net asset values for the Portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted and amortized daily on a straight-line basis.

   Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

   The Emerging Markets and International Growth Portfolios' investments in emerging markets or

  Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   countries with limited or developing markets may subject the Portfolios to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolios' investments and income generated by these investments, as well as the Portfolios' ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Portfolios may be unable to sell portfolio securities until the registration process is completed.

B. Futures Contracts
   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolios' hedging and trading strategies and potentially result in a loss. As of December 31, 1999, the Portfolios had no outstanding futures contracts.

C. Foreign Currency Translation
   The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

E. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 1999, the Emerging Markets Portfolio paid $5,120 in such taxes.

   In determining the daily net asset value, the Portfolios estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 1999, the Emerging Markets Portfolio had a reserve of $99,052 related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 1999, the Emerging Markets Portfolio had a reserve of $1,021 related to taxes on the repatriation of foreign currencies.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99                               (continued)
--------------------------------------------------------------------------------

   from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

   Capital loss carryovers are available to offset future realized capital gains. At December 31, 1999, certain Portfolios had capital loss carryovers as follows:

                                                          Year of
 Portfolio                              Amount          Expiration
-------------------------------------------------------------------------
 International Growth Portfolio     $7,959,885      2006 through 2007
 Real Estate Growth Portfolio        4,680,724             2007
 Balanced Portfolio                  2,435,318             2006
 Strategic Income Portfolio              1,533             2007
 Swiss Franc Bond Portfolio            408,765      2005 through 2007
 American Income Portfolio             144,699             2007

   In order to comply with federal income tax regulations, certain Portfolios have designated the following amounts as capital gains dividends for the purpose of the dividend paid deduction:

 Portfolio                          Amount
-----------------------------------------------
 Emerging Markets Portfolio     $    5,987
 Europe Portfolio                    3,868
 Capital Growth Portfolio        3,384,531
 Growth Shares Portfolio         6,607,661
 Equity Income Portfolio        15,265,131

   At December 31, 1999, certain Portfolios made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

                                         Accumulated Net        Accumulated Realized       Paid-in
 Portfolio                           Investment Income/Loss           Gain/Loss            Capital
-------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio               $     14,133               $  (14,133)        $      -
 Europe Portfolio                               (2,302)                   2,302                -
 International Growth Portfolio                407,690                 (407,690)               -
 Growth Shares Portfolio                       103,509                 (103,509)               -
 Real Estate Growth Portfolio                 (141,845)                 133,609            8,236
 Growth and Income Portfolio                    10,116                  (10,116)               -
 Equity-Income Portfolio                       (51,865)                  51,865                -
 Balanced Portfolio                              5,936                   (5,936)               -
 Strategic Income Portfolio                     (1,233)                   1,233               --
 Swiss Franc Bond Portfolio                 (1,608,846)               1,761,033         (152,187)
 America Income Portfolio                            -                       28              (28)

F. Fund Shares
   The Portfolios record sales and repurchases of their fund shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). Certain insurance companies paid PFD $2,067,325 in commissions on the sale of trust shares for the year ended December 31, 1999. The Strategic Income, America Income and Money Market Portfolios declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM manages the Portfolios, and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the following annual rates:

                                     Management Fee as a Percentage
                                      of each Portfolio's Average
 Portfolio                                  Daily Net Assets
---------------------------------------------------------------------------
 Emerging Markets Portfolio                       1.15%
 Europe Portfolio                                 1.00%
 International Growth Portfolio                   1.00%
 Capital Growth Portfolio                         0.65%
 Growth Shares Portfolio                          0.65%
 Real Estate Growth Portfolio                     1.00%
 Growth and Income Portfolio                      0.65%
 Equity-Income Portfolio                          0.65%
 Balanced Portfolio                               0.65%
 Strategic Income Portfolio                       0.65%
 Swiss Franc Bond Portfolio                       0.65%
 America Income Portfolio                         0.55%
 Money Market Portfolio                           0.50%

PIM had appointed Boston Financial Securities, Inc. (BFS) as the Real Estate Growth Portfolio's subadviser. As compensation for its subadvisory services, PIM paid BFS a management fee at the annual rate of 0.30% of the Real Estate Growth Portfolio's average daily net assets. This agreement has been terminated effective November 3, 1999.

PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of each Portfolio to the following percentage of its average daily net assets:

                                        Expense Limitation as a
                                     Percentage of each Portfolio's
 Portfolio                              Average Daily Net Assets
---------------------------------------------------------------------------
 Emerging Markets Portfolio                       1.75%
 Europe Portfolio                                 1.50%
 International Growth Portfolio                   1.50%
 Growth Shares Portfolio                          1.25%
 Real Estate Growth Portfolio                     1.25%
 Growth and Income Portfolio                      1.25%
 Strategic Income Portfolio                       1.25%
 Swiss Franc Bond Portfolio                       1.25%
 America Income Portfolio                         1.25%
 Money Market Portfolio                           1.00%

Effective April 1, 1999, PIM has agreed not to impose a portion of its management fee to the extent necessary to reduce the fee from 1.00% to 0.80% of the Real Estate Growth Portfolio's average daily net assets. This agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99                               (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 1999, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:

 Portfolio                                                             Amount
--------------------------------------------------------------------------------
 Emerging Markets Portfolio                                          $  2,124
 Europe Portfolio                                                       8,263
 International Growth Portfolio                                        56,722
 Capital Growth Portfolio                                              67,500
 Growth Shares Portfolio                                               89,875
 Real Estate Growth Portfolio                                          21,142
 Growth and Income Portfolio                                          111,967
 Equity-Income Portfolio                                              129,119
 Balanced Portfolio                                                    42,647
 Swiss Franc Bond Portfolio                                            26,784
 America Income Portfolio                                              16,629
 Money Market Portfolio                                                16,930

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. At December 31, 1999 the following transfer agent fees payable to PSC were included in due to affiliates:

 Portfolio                                                           Amount
--------------------------------------------------------------------------------
 Emerging Markets Portfolio                                          $158
 Europe Portfolio                                                      84
 International Growth Portfolio                                        91
 Capital Growth Portfolio                                             141
 Growth Shares Portfolio                                               82
 Real Estate Growth Portfolio                                          91
 Growth and Income Portfolio                                           85
 Equity-Income Portfolio                                              186
 Balanced Portfolio                                                   111
 Strategic Income Portfolio                                            54
 Swiss Franc Bond Portfolio                                            51
 America Income Portfolio                                              18
 Money Market Portfolio                                                49

4. Distribution Plans

The Equity-Income Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays to PFD, a distribution fee of 0.25% of the average daily net assets attributable to Class II shares.

5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the year ended December 31, 1999, the Portfolios' expenses were reduced under such arrangements as follows:

 Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Portfolio                                                         Amount
--------------------------------------------------------------------------------
 Emerging Markets Portfolio                                       $3,562
 Europe Portfolio                                                  2,983
 International Growth Portfolio                                    1,141
 Capital Growth Portfolio                                            961
 Growth Shares Portfolio                                             375
 Real Estate Growth Portfolio                                      2,815
 Growth and Income Portfolio                                         556
 Equity-Income Portfolio                                           1,025
 Balanced Portfolio                                                2,798
 Strategic Income Portfolio                                        1,136
 Swiss Franc Bond Portfolio                                        1,600
 America Income Portfolio                                          5,190
 Money Market Portfolio                                            2,761

6. Aggregate Unrealized Appreciation and Depreciation

At December 31, 1999, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                       Unrealized        Unrealized       Net Appreciation/
 Portfolio                             Tax Cost       Appreciation      Depreciation       (Depreciation)
-------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio          $  6,806,581     $ 2,254,097      $    (136,418)       $  2,117,679
 Europe Portfolio                       9,111,074       3,106,219           (294,466)          2,811,753
 International Growth Portfolio        47,888,097      22,972,571         (2,526,988)         20,445,583
 Capital Growth Portfolio             115,095,034      18,473,109        (12,949,896)          5,523,213
 Growth Shares Portfolio              158,895,231      19,014,969        (12,676,538)          6,338,431
 Real Estate Growth Portfolio          32,384,087         806,363         (3,555,691)         (2,749,328)
 Growth and Income Portfolio          174,457,523      39,505,216         (9,399,535)         30,105,681
 Equity-Income Portfolio              196,567,551      41,751,239        (11,893,128)         29,858,111
 Balanced Portfolio                    69,058,542       6,293,874         (3,073,411)          3,220,463
 Strategic Income Portfolio             1,140,495          16,042            (22,049)             (6,007)
 Swiss Franc Bond Portfolio            47,670,564              --         (5,486,766)         (5,486,766)
 America Income Portfolio              31,410,074              --         (1,674,402)         (1,674,402)

7. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 1999 were as follows:

 Portfolio                             Purchases          Sales
----------------------------------------------------------------------
 Emerging Markets Portfolio          $  9,662,488     $  3,382,255
 Europe Portfolio                      11,579,413        3,945,719
 International Growth Portfolio        46,127,612       51,542,664
 Capital Growth Portfolio              98,804,502      100,559,072
 Growth Shares Portfolio              122,377,865       59,306,137
 Real Estate Growth Portfolio          16,149,441       19,680,050
 Growth and Income Portfolio          103,561,739       11,966,990
 Equity-Income Portfolio               74,268,972       51,497,207
 Balanced Portfolio                    33,155,016       24,642,208
 Strategic Income Portfolio               870,684           96,524
 Swiss Franc Bond Portfolio            19,006,290        4,665,051

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99                               (continued)
--------------------------------------------------------------------------------

The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the year ended December 31, 1999 were as follows:

 Portfolio                         Purchases          Sales
--------------------------------------------------------------------------------
 Balanced Portfolio              $16,652,167      $15,994,385
 Strategic Income Portfolio          467,050           92,738
 America Income Portfolio         14,948,139       11,975,412

8. Forward Foreign Currency Contracts

At December 31, 1999, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contact, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of December 31, 1999, the Portfolio's open portfolio hedges were as follows.

                                 Contracts To     In Exchange     Settlement                    Net Unrealized
 Portfolio                          Receive           For            Date           Value        Gain/(Loss)
-----------------------------------------------------------------------------------------------------------------
 Strategic Income Portfolio       54,000,000      $   54,611       1/10/00       $   54,404       $   (207)
 Strategic Income Portfolio       13,000,000          13,107       1/24/00           13,112              5
 Swiss Franc Bond Portfolio        2,900,000       1,867,678       1/14/00        1,824,387        (43,291)

Outstanding forward currency settlement contracts as of December 31, 1999, were as follows:

                                        Gross         Gross      Net Receivable/
 Portfolio                           Receivable      Payable        (Payable)
----------------------------------------------------------------------------------
 Emerging Markets Portfolio           $ 53,209      $ 54,400        $(1,191)
 Europe Portfolio                       28,069        27,992             77
 International Growth Portfolio        713,066       712,801            265

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Variable Contracts
Trust:

We have audited the accompanying balance sheets, including the schedules of investments, of Pioneer Variable Contracts Trust (comprising, respectively, the Emerging Markets Portfolio, the Europe Portfolio, the International Growth Portfolio, the Capital Growth Portfolio, the Growth Shares Portfolio, the Real Estate Growth Portfolio, the Growth and Income Portfolio, the Equity-Income Portfolio, the Balanced Portfolio, the Strategic Income Portfolio, the Swiss Franc Bond Portfolio, the America Income Portfolio, and the Money Market Portfolio) as of December 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios comprising the Pioneer Variable Contracts Trust as of December 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 4, 2000

[Pioneer logo]     PIONEER
                   VARIABLE
                   CONTRACTS
                   TRUST


Pioneer Variable Contracts Trust


Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Stephen G. Kasnet, Vice President
Eric W. Reckard, Treasurer
Joseph P. Barri, Secretary


Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Marguerite A. Piret
David D. Tripple
Stephen K. West


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Legal Counsel
Hale and Dorr LLP


Independent Public Accountants
Arthur Andersen LLP


This report must be preceded or accompanied by a prospectus for Pioneer Variable Contracts Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.



                                                                    7322-00-0200